As filed with the Securities and Exchange Commission on November 13, 1998
                                          REGISTRATION STATEMENT NO. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             REGISTRATION STATEMENT
                                  ON FORM S-3
                                     UNDER
                           THE SECURITIES ACT OF 1933

                       GREENWICH CAPITAL ACCEPTANCE, INC.

             (Exact name of registrant as specified in its charter)

Delaware                                                     61-1199884
(State of incorporation)                                   (I.R.S. Employer
                                                            Identification No.)

                               600 Steamboat Road
                          Greenwich, Connecticut 06830
                                 (203) 625-2700

              (Address, including zip code, and telephone number, including area code, of principal executive offices)

                                John C. Anderson
                               600 Steamboat Road
                          Greenwich, Connecticut 06830
                                 (203) 625-2700

               (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                With a copy to:
                             Stephen B. Esko, Esq.
                                Brown & Wood LLP
                             One World Trade Center
                            New York, New York 10048

          Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

          If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

          If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

          If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

          If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the
Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

                                                            PROPOSED            PROPOSED
                                           AMOUNT            MAXIMUM            MAXIMUM          AMOUNT
          TITLE OF                           TO BE       AGGREGATE PRICE       AGGREGATE      REGISTRATION
   SECURITIES TO BE REGISTERED            REGISTERED         PER UNIT*       OFFERING PRICE*      FEE

===========================================================================================================================
Mortgage Pass-Through Certificates........$857,094,400          100%          $857,094,400       $139,000**
===========================================================================================================================

         *    Estimated for the purpose of calculating the registration fee.

         ** This amount  relates to the  $500,000,000  of  additional  Mortgage
         Pass-Through Certificates registered hereby. The remaining $357,094,400 of Mortgage Pass-Through Certificates relates to registration statement No. 33-80740, and the registration fee with respect thereto has been previously paid.

          PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE PROSPECTUS INCLUDED IN THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND ALSO RELATES TO REGISTRATION STATEMENT NO. 33-80740 AS PREVIOUSLY FILED BY THE REGISTRANT ON FORM S-3. SUCH REGISTRATION STATEMENT NO. 333-80740 WAS DECLARED EFFECTIVE IN 1994. THIS REGISTRATION STATEMENT, WHICH IS A NEW REGISTRATION STATEMENT, ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 33-80740 AND SUCH POST-EFFECTIVE AMENDMENT NO. 1 SHALL HEREAFTER BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND IN ACCORDANCE WITH SECTION 8(C) OF THE SECURITIES ACT OF 1933, AS AMENDED.

          THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

          The following table sets forth the estimated expenses to be incurred in connection with the offering of the Certificates, other than underwriting discounts and commissions:

           SEC Registration Fee...........................           $139,000**
           Trustee's Fees and Expenses....................             30,000
           Printing and Engraving.........................             75,000
           Legal Fees and Expenses........................            225,000
           Blue Sky Fees..................................             36,000
           Accounting Fees and Expenses...................             75,000
           Rating Agency Fees.............................            183,000
           Miscellaneous..................................             37,000

           Total..........................................           $800,000

_____________________

         * All amounts, except the SEC Registration Fee, are estimates of aggregate expenses incurred or to be incurred in connection with the issuance and distribution of Certificates in an aggregate principal amount assumed for these purposes to be equal to $857,094,400 of Certificates registered hereby.

          ** This amount relates to the $500,000,000 of additional Mortgage Pass-Through Certificates registered hereby. The remaining $357,094,400 of Mortgage Pass-Through Certificates relates to registration statement No. 33-80740, and the registration fee with respect thereto has been previously paid.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Under Section 8(b) of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Depositor against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act").

          The Depositor's By-laws provide for indemnification of directors and officers of the Depositor to the full extent permitted by Delaware law.

          Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

          The Pooling and Servicing Agreements will provide that no director, officer, employee or agent of the Depositor is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements will provide further that, with the exceptions stated above, a director, officer, employee or agent of the Depositor is entitled to be indemnified against any loss, liability or expenses incurred in connection with legal actions relating to such Pooling and Servicing Agreements and the related Certificates, other than such expenses relating to particular Mortgage Loans.

ITEM 16. EXHIBITS.

(a)   FINANCIAL STATEMENTS:

         None.

(b)   EXHIBITS:

      1.1     Form of Underwriting Agreement*
      3.1     Restated Certificate of Incorporation of Depositor*
      3.2     By-laws of Depositor*
      4.1(a) Form of Pooling and Servicing Agreement with respect to fixed-rate Mortgage Loans, including forms of Certificates*
      4.1(b) Form of Pooling and Servicing Agreement with respect to adjustable-rate Mortgage Loans, including forms of Certificates**
      5.1     Opinion of Brown & Wood LLP as to legality of the Certificates
      8.1 Opinion of Brown & Wood LLP as to certain tax matters (included in Exhibit 5.1)
      10.1    Form of Mortgage Sale Agreement between Seller and Purchaser**
      23.1    Consent of Brown & Wood (included in Exhibits 5.1 and 8.1 hereto)
      24.1    Powers of Attorney (included on Page II-4)
      24.2    Statement of Eligibility and Qualification of Trustee.***

* Filed as an exhibit to Registration Statement No. 33-42443 on Form S-11 and incorporated herein by reference.

** Filed as an exhibit to Registration Statement No. 33-52720 on Form S-11 and incorporated herein by reference.

***   To be filed on Form 8-K.

ITEM 17. UNDERTAKINGS.

         The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

               (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

          The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934, as amended), that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Greenwich, Connecticut, on the 13th day of November, 1998.

                                 GREENWICH CAPITAL ACCEPTANCE, INC.

                                 By: /s/ Robert J. McGinnis
                                     -----------------------
                                         Robert J. McGinnis
                                             President

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Robert J. McGinnis, John C. Anderson, Jay N. Levine, Charles A. Forbes, John P. Graham, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                        Title                    Date

                                  President (Principal      November 13, 1998
      /s/ Robert J. McGinnis      Executive Officer and
   --------------------------     Principal Financial
         Robert J. McGinnis       Officer)

                                  Senior Vice President     November 13, 1998
      /s/ Kevin C. Piccoli        and Controller
   --------------------------     (Principal Accounting
         Kevin C. Piccoli          Officer)

                                  Senior Vice               November 13, 1998
      /s/ John C. Anderson        Presient, Secretary
   --------------------------     and Director
         John C. Anderson

      /s/ Jay N. Levine           Director                  November 13, 1998
   --------------------------
         Jay N. Levine



The information in this prospectus supplment is not complete and may be changed. We may not sell these certificates until the registration statement filed with the Securities and Exchange commission (SEC) is effective. This prospectus supplement is not an offer to sell these certificates and it is not soliciting an offer to buy these certificates in any state where the offer or sale is not permitted.


Consider carefully the risk factors beginning on page S-8 of this prospectus supplement and on page 14 of the prospectus.

The certificates represent obligations of the trust only and do not represent an interest in or obligation of Greenwich Capital Acceptance, Inc., [_______] or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.


                SUBJECT TO COMPLETION, DATED _________ ___, 1998

PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 199__)

                      GREENWICH CAPITAL ACCEPTANCE, INC.
                                   Depositor
      $________ (approximate) Class A, [ %] [Variable Pass-Through Rate]
      $________ (approximate) Class M, [ %] [Variable Pass-Through Rate] $________ (approximate) Class B, [ %] [Variable Pass-Through Rate]

                   Mortgage Backed Certificates, Series 199_-__

The trust will issue [___] classes of certificates. Only the three classes of certificates identified above are being offered by this prospectus supplement and the accompanying prospectus.

The Certificates
o  The Class A certificates will be senior certificates.
o  The Class M certificates will be mezzanine certificates.
o  The Class B certificates will be subordinate certificates.
o Each class of certificates will accrue interest at a rate equal to [one-month LIBOR plus a fixed margin, subject to certain limitations described in this prospectus supplement.

Credit Enhancement
o Overcollateralization - Certain excess interest received from the mortgage loans in the trust will be applied as payments of principal on the offered certificates to establish and maintain a required level of overcollateralization.
o Subordination - The mezzanine certificates and the subordinate certificates are subordinate in right of certain payments to the senior certificates. The Class B Certificates are subordinate to the mezzanine certificates.
o Allocation of Losses - Certain losses may be allocated among the mezzanine and subordinate certificates in reverse order of seniority, which would reduce the principal balances of the certificates affected. Although the outstanding principal balance of the Class A Certificates will not be reduced as a result of realized losses, in some circumstances such losses may reduce the amount of principal ultimately paid to the holders of the Class A Certificates.

Neither the Securities and Exchange Commission (SEC) nor any state securities commission has approved these securities or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The offered certificates are being offered by Greenwich Capital Markets, Inc. from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the depositor with respect to the offered certificates are expected to be approximately $_____________, before deducting issuance expenses payable by the depositor, estimated to be $___________. See "Method of Distribution" in this prospectus supplement.

Delivery of the offered certificates will be made in book-entry form through the facilities of The Depository Trust Company, [Cedel Bank, societe anonyme, and the Euroclear System,] on or about __________________, 199__.

                              -------------------

                        GREENWICH CAPITAL MARKETS, INC.
____________ __, 199__

                               TABLE OF CONTENTS

SUMMARY OF TERMS...........................................................S-3
RISK FACTORS...............................................................S-8
THE MORTGAGE POOL..........................................................S-15
   GENERAL.................................................................S-15
   MORTGAGE LOAN STATISTICS................................................S-15
   ADJUSTABLE RATE MORTGAGE LOANS..........................................S-22
   THE INDEX...............................................................S-28
UNDERWRITING STANDARDS.....................................................S-28
THE MASTER SERVICER........................................................S-29
THE POOLING AND SERVICING AGREEMENT........................................S-31
   GENERAL.................................................................S-31
   ASSIGNMENT OF THE MORTGAGE LOANS........................................S-31
   PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND
     DISTRIBUTION ACCOUNT..................................................S-33
   ADVANCES................................................................S-34
   THE TRUSTEE.............................................................S-35
   SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES................S-36
   VOTING RIGHTS...........................................................S-36
   AMENDMENT...............................................................S-36
   TERMINATION.............................................................S-37
   [OPTIONAL PURCHASE OF DEFAULTED LOANS]..................................S-37
   EVENTS OF DEFAULT.......................................................S-37
   RIGHTS UPON EVENT OF DEFAULT............................................S-38
DESCRIPTION OF THE CERTIFICATES............................................S-38
   GENERAL.................................................................S-38
   BOOK-ENTRY CERTIFICATES.................................................S-39
   PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES............................S-45
   ALLOCATION OF AVAILABLE FUNDS...........................................S-45
   DEFINITIONS.............................................................S-46
   PASS-THROUGH RATES......................................................S-51
   CALCULATION OF [ONE-MONTH LIBOR]........................................S-51
   APPLICATION OF ALLOCABLE LOSS AMOUNTS...................................S-52
   [EXCESS RESERVE FUND ACCOUNT]...........................................S-53
   REPORTS TO CERTIFICATEHOLDERS...........................................S-53
YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS..............................S-55
   OVERCOLLATERALIZATION PROVISIONS........................................S-56
   [ADDITIONAL INFORMATION]................................................S-57
   WEIGHTED AVERAGE LIVES..................................................S-57
USE OF PROCEEDS............................................................S-58
CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES...........................S-59
   TAXATION OF REGULAR INTERESTS...........................................S-59
   STATUS OF THE OFFERED CERTIFICATES......................................S-60
   NON-U.S. PERSONS........................................................S-60
   PROHIBITED TRANSACTIONS TAX AND OTHER TAXES.............................S-61
   BACKUP WITHHOLDING......................................................S-61
STATE TAXES................................................................S-62
ERISA CONSIDERATIONS.......................................................S-62
LEGAL INVESTMENT CONSIDERATIONS............................................S-65
METHOD OF DISTRIBUTION.....................................................S-65
LEGAL MATTERS..............................................................S-66
RATINGS....................................................................S-66
INDEX OF DEFINED TERMS.....................................................S-68
ANNEX I....................................................................A-1

                               SUMMARY OF TERMS

o This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the certificates, read carefully this entire document and the accompanying prospectus.

o This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus. Some of the information consists of forward-looking statements relating to future economic performance or projections and other financial items. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, and various other matters, all of which are beyond our control. Accordingly, what actually happens may be very different from what we predict in our forward-looking statements.

Offered Certificates

On the closing date, [_____________Trust] will issue [___] classes of certificates, three of which are being offered pursuant to this prospectus supplement and the accompanying prospectus. The assets of the trust that will support the certificates will consist of a pool of [fixed-rate] mortgage loans with a principal balance of approximately $ and [adjustable-rate] mortgage loans with a principal balance of approximately $ as of , 199 . [All of the adjustable rate mortgage loans are indexed to [six-month LIBOR], of which [ ]% have initial fixed rate periods. The mortgage loans will have original terms to maturity ranging from [ ] years to 30 years and will be secured by first liens on one- to four-family residential properties.

Each class of certificates that is being offered will be book-entry securities clearing through DTC [(in the United States) or Cedel or Euroclear (in Europe)] in minimum denominations of $50,000.

Other Certificates

The trust will issue [two] additional classes of certificates. These certificates will be designated the [Class OC and] Class R Certificates and are not being offered to the public pursuant to this prospectus supplement and the prospectus. [The Class OC Certificates will not have an original principal certificate balance.] The Class R Certificates will have an original certificate principal balance of [$100].

See "The Mortgage Pool" and "Dn of the Certificates-- General" and "--Book-Entry Certificates" in this prospectus supplementTrust Fund--The Mortgage Loans--General" in the prospectus.

Cut-off Date

__________ __, 199_

Closing Date

On or about __________ __, 199_

The Depositor

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut   06830
(203) 625-2700

Seller

[--------------------]

Master Servicer

[--------------------]

Trustee

[--------------------]

Designations

Each class of certificates will have different characteristics, some of which are reflected in the following general designations.

o  Offered Certificates
     Class A, Class M and Class B Certificates

o  Senior Certificates
     Class A Certificates

o  Mezzanine Certificates
     Class M Certificates

o  Subordinate Certificates
     Class B Certificates

o  Residual Certificates
     Class R Certificates

o  Book-Entry Certificates
     Class A, Class M and Class B Certificates

o  [Excess Reserve Fund Support Certificates
     Class OC Certificates]

o  Physical Certificates
     [Class OC and] Class R Certificates

Distribution Dates

The trustee will make distributions on the certificates on the __th day of each calendar month beginning on ___________ __, 199_ to the holder of record of the certificates as of the business day preceding such date of distribution. If the __th day of a month is not a business day, then the distribution will be made on the next business day.

Payments on the Certificates

Interest Payments

The pass-through rate for each class of offered certificates will be calculated at the rates specified below, subject to the limitations described under "Description of the Certificates -- Pass-Through Rates" in this prospectus supplement:

Class A       [Index] + __ basis points
Class M       [Index] + __ basis points
Class B       [Index] + __ basis points

Interest payable on the certificates on a distribution date will accrue during the period commencing on the prior distribution date and ending on the day before the current distribution date. The first accrual period will begin on the Closing Date and end on _________ __, 199_. Interest will be calculated on the basis of the actual number of days included in the interest accrual period, based on a 360-day year.

See "Description of the Certificates" in this prospectus supplement.

Payment Priorities

On each distribution date, available funds in the trust will be paid in the following order of priority and subject to the limitations described under "Description of the Certificates--Allocation of Available Funds" in this prospectus supplement:

(i) to the Class A Certificates, as current interest and any previously unpaid interest;

(ii)  as current interest sequentially to the Class M and Class B
      Certificates;

(iii) as principal of the Class A, Class M and Class B Certificates, in that order, to the extent such classes are entitled to receive distributions of principal, up to the aggregate amount received on account of principal of the mortgage loans;

(iv) as principal of the Class A, Class M and Class B Certificates, in that order, to the extent such classes are entitled to receive distributions of principal, up to the amount necessary to achieve the required levels of overcollateralization;

(v) as unpaid interest and reimbursement of certain previously allocated losses, if any, to the Class M and Class B Certificates;

[(vi) to the Class OC Certificates for deposit into a reserve account to cover shortfalls or required reserves, before being released to the Class OC Certificates;] and

(vi)  any remaining amounts to the Class R Certificates.

See "Description of the Certificates" in this prospectus supplement.

Advances

The Master Servicer will make cash advances with respect to delinquent payments of principal and interest to the extent the Master Servicer reasonably believes that the cash advances are recoverable from future payments on the related mortgage loans. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

See "The Pooling and-Advances" in this prospectus supplement.

Optional Termination

The holder of the majority interest in the residual certificates may purchase all of the remaining assets of the trust after the principal balance of the mortgage loans and any real estate owned by the trust declines below 10% of the principal balance of the mortgage loans on [the Cut-off Date].

If the holder of the majority interest in the residual certificates does not exercise this option, then the Master Servicer will have the right to exercise this option. [If the option is not exercised, the offered certificates still outstanding will accrue interest at a higher rate.]

See "The Pooling and ination" and "Description of the Certificates -- Pass-Through Rates" in this prospectus supplement.

Credit Enhancement

The credit enhancements include overcollateralization, subordination and allocation of losses. These credit enhancements are designed to increase the likelihood that certificateholders with a higher payment priority will receive regular payments of interest and principal.

Overcollateralization

The mortgage loans owned by the trust pay interest each month that in the aggregate is expected to exceed the amount needed to pay monthly interest on the offered certificates and certain fees and expenses of the trust. A portion of this excess interest applied to pay principal on the offered certificates, which reduces the principal balance of the certificates at a faster rate than the principal balance on the mortgage loans is being reduced. As a result, the aggregate principal balance of the mortgage loans is expected to exceed the aggregate principal balance of the offered certificates. This feature is referred to as "overcollateralization." The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the mortgage loans to maintain the required level of overcollateralization.

See "Description of the Certificates" in this prospectus supplement.

Subordination and Allocation of Losses

The Class A Certificates will have a payment priority over the mezzanine certificates and the subordinate certificates. The Class M Certificates will have a payment priority over the Class B Certificates.

Subordination is designed to provide the holders of certificates with a higher payment priority protection against losses up to a certain level that are realized when the unpaid principal balance on a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. Losses will first be applied to reduce the overcollateralization amount. Thereafter, loss protection is accomplished by allocating the realized losses first to the subordinate certificates, until the principal amount of the subordinate certificates is reduced to zero. Realized losses would then be allocated to the next most junior class of certificates, the Class M Certificates, until the principal amount of the Class M Certificates is reduced to zero. Although the outstanding principal balance of the Class A Certificates will not be reduced as a result of realized losses, in some circumstances such losses may reduce the amount of principal ultimately paid to the holders of the Class A Certificates.

See "Description of the Certificates" in this prospectus supplement.

Ratings

It is a condition of the issuance of the offered certificates that they be assigned the following ratings by _____________ and _____________.

                       Rating            Rating
                       Agency            Agency
  Class                Rating            Rating
  -----                ------            ------
   A
   M
   B


A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

See "Ratings" in this prospectus supplement.

Tax Status

In the opinion of Brown & Wood LLP, for federal income tax purposes the trust will include [multiple segregated asset pools]. An election will be made to treat [each] pool as a [separate] "real estate mortgage investment conduit" ("REMIC"). Certain classes of certificates that are designated as the regular certificates will constitute "regular interests" in the [Master] REMIC. The Class R Certificates will represent the sole class of "residual interests" in the [Master] REMIC. [The class of certificates designated as the residual certificates will represent the sole class of residual interests in each subsidiary REMIC.]

[The offered certificates will also represent the right to receive payments from the excess reserve fund account. The excess reserve fund account will be treated as an "outside reserve fund" and the right to receive payments from such account will be treated as an interest rate cap agreement for federal income tax purposes. Beneficial owners of the offered certificates will be treated for federal income tax purposes as having purchased an undivided beneficial interest in a regular interest in the [Master] REMIC and as having acquired rights under an interest rate cap agreement, both to the extent of the owner's proportionate interest in the offered certificates. A certificateholder generally will recognize ordinary income equal to such certificateholder's proportionate share of interest and original issue discount, if any, accrued on the offered certificates and will take into account a proportionate share of any payments received under the interest rate cap agreement. A certificateholder's income derived from payments received under the interest rate cap agreement generally must be accounted for under the notional principal contract regulations.]

See "Certain Material Federal Income Tax Consequences" in this prospectus supplement and "Certain Federal Income Tax Consequences" in the prospectus.



ERISA Considerations

It is expected that the Class A Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or section 4975 of the Internal Revenue Code of 1986, so long as certain conditions are met. A fiduciary of an employee benefit plan must determine that the purchase of a certificate is consistent with its fiduciary duties under applicable law and does not result in a non-exempt prohibited transaction under applicable law.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.



Legal Investment

The Class A Certificates and Class M Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization and, therefore, will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

See "Legal Investment Considerations" in this prospectus supplement and "Legal Investment" in the prospectus.


                                 RISK FACTORS

     The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the certificates. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.

Unpredictability
of Prepayments and
Effect on Yields.............Borrowers may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

                             o  If you purchase your certificates at a
                                discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

                             o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                             o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, those mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on such mortgage loans. In addition, if interest rates decline, adjustable-rate mortgage loan prepayments may increase due to the availability of fixed-rate mortgage loans at lower interest rates. Conversely, if prevailing interest rates rise significantly, the prepayments on fixed-rate and adjustable-rate mortgage loans are likely to decrease.

                             o  [____% of the principal balance of the
                                mortgage loans on [the Cut-off Date] are "balloon loans." Balloon loans generally provide for scheduled monthly payments of principal up to the ___th month with a final lump sum payment in the ___th month. This lump sum payment is substantially larger than the previous scheduled payments. Having balloon loans in the trust may cause the prepayment rate to vary more than if there were no balloon loans, because the borrower generally must refinance the mortgage loan or sell the mortgaged property prior to payment of the lump sum on the maturity date.]

                             o  [Some of the mortgage loans require the
                                mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during periods ranging from [six months] to [five years] after the mortgage loan was originated. A prepayment penalty may discourage a borrower from prepaying the mortgage loan during the applicable period.]

                             o  The Seller may be required to purchase
                                mortgage loans from the trust due to certain breaches of representations and warranties that have not been cured. These purchases will have the same effect on the holders of the offered certificates as a prepayment of the mortgage loans.

                             o So long as the overcollateralization level remains greater than zero, liquidations of defaulted mortgage loans will have the same effect on holders of the Offered Certificates as a prepayment of the related mortgage loans.

                             o If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                                See "Yield, Prepayment and Maturity
                             Considerations" in this prospectus supplement for a description of factors that may influence the rate and timing of prepayments on the mortgage loans.

Potential Inadequacy
of Credit Enhancement........The certificates are not insured by any financial guaranty insurance policy. The
                             overcollateralization, subordination and allocation of loss features described in the summary are intended to enhance the likelihood that holders of the Class A Certificates will receive regular payments of interest and principal.

                             If delinquencies or defaults occur on the mortgage loans, neither the Master Servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if such advances are not likely to be recovered. We cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of such delinquencies or defaults.

                             If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, investors, particularly investors in the subordinate certificates, may lose their initial investment.

Overcollateralization........Because the weighted average of the interest rates on the mortgage loans is expected to be higher than the weighted average of the interest rates on the certificates, the mortgage loans are expected to generate more interest than is needed to pay interest owed on the certificates as well as certain fees and expenses of the trust. Any remaining interest will then be used to compensate for losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest will be used to create and maintain overcollateralization. We cannot assure you, however, that enough excess interest will be generated to maintain the overcollateralization level required by the rating agencies. The factors described below will affect the amount of excess interest that the mortgage loans will generate.

                             o Every time a mortgage loan is prepaid, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

                             o Every time a mortgage loan is liquidated or written off, excess interest will be reduced because such mortgage loans will no longer be outstanding and generating interest.

                             o........If the rates of delinquencies, defaults
                                or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available on such date to pay certificateholders.

                             o The mortgage loans have rates that are fixed or that adjust based on an index that is different from the index used to determine rates on the certificates. As a result, interest rates on the certificates may increase relative to interest rates on the mortgage loans, requiring that more of the interest generated by the mortgage loans be applied to cover interest on the certificates.

Subordination................When certain classes of certificates provide credit enhancement for other classes of
                             certificates, this form of credit enhancement is referred to as "subordination." For any particular class, "related junior class" means the class that is subordinate to such class. The order of seniority, beginning with the most senior class, is Class A, Class M and Class B.

                             Credit enhancement is provided for the
                             certificates first by the right of the holders of certain classes of certificates to receive certain payments of interest prior to the related junior classes and certain payments of principal prior to the related junior classes. This form of credit enhancement is provided solely from collections on the mortgage loans otherwise payable to the holders of the related junior classes. Credit enhancement also is provided by the allocation of realized losses first to the related junior classes. Accordingly, if the aggregate principal balance of the related junior classes were to be reduced to zero, delinquencies and defaults on the mortgage loans would reduce the amount of funds available for monthly payments to holders of the remaining certificates.

                                  See "Description of the Certificates" in this
                             prospectus supplement and "Credit Enhancement -- Subordination" in the prospectus.

[Risk of Limitations
to Adjustments of
the Loan Rates...............The offered certificates accrue interest at pass-through rates based on the [one-month LIBOR] index plus a specified margin, but are subject to certain caps. The caps on interest paid on the certificates are based on the weighted average of the interest rates on the mortgage loans in the trust net of certain trust expenses. The trust includes [fixed-rate] and [adjustable-rate mortgage loans with rates that are based on the [six-month LIBOR] index]. The adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to the mortgage loan rate. As a result, the offered certificates may accrue less interest than they would accrue if their rates were based solely on the one-month LIBOR index plus the specified margin. If this circumstance occurred, the value of the offered certificates may be temporarily or permanently reduced.

                                  A variety of factors could limit the
                             pass-through rates on the offered certificates in a rising interest rate environment. Some of these factors are described below.

                             o The trust includes fixed-rate mortgage loans on which the rate of interest does not adjust.

                             o The [one-month LIBOR] index used to calculate the pass-through rates on the offered certificates is different from the index used to calculate the loan rates on the adjustable-rate mortgage loans in the trust.

                             o The pass-through rates adjust monthly while the loan rates on the adjustable-rate mortgage loans adjust less frequently, [and some adjustable-rate mortgage loans have initial fixed rate periods of [ ] to [ ] years following the date of origination.]

                             o It is possible that interest rates on the adjustable-rate mortgage loans may decline while interest rates on the certificates are stable or rising. It is also possible that interest rates on both the adjustable-rate mortgage loans and the certificates may decline or increase during the same period, but that the interest rates on the certificates may decline more slowly or increase more rapidly.

                                  These factors may adversely affect the yields
                             to maturity on the offered certificates.]

Prepayment Interest
Shortfalls...................When a mortgage loan is prepaid in full, the borrower is charged interest only up to the date on which payment is made, rather than for an entire month. This may result in a shortfall in interest collections available for payment on the next distribution date. [The Master Servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments, but only up to the Master Servicer's servicing fee for the related one-month accrual period.]

Underwriting Standards and
Default Risks................The mortgage loans were originated by [various originators],  [none of which is  affiliated  with
                             the   Depositor].   [Discussion  of   originators'
                             underwriting standards]

Risks of Early Default.......Defaults on mortgage loans are generally expected to occur more frequently in the early years of the terms of mortgage loans. [Many of] the mortgage loans in the trust were originated [within twelve months prior to ________ __, 199_.]

Geographic Concentration.....The following chart reflects the [_____] states with highest concentrations of mortgage loans in the trust based on the initial pool principal balance.

                                             [Table]

                                  In addition, the conditions below will have
                             a disproportionate impact on the mortgage loans in general.

                             o Economic conditions in [___________] (which may or may not affect real property values) may affect the ability of borrowers to repay their loans on time.

                             o  Declines in the [_______, ________, and
                                _________] residential real estate markets may reduce the values of properties located in those states, which would result in an increase in the loan-to-value ratios.

                             o Any increase in the market value of properties located in [_______, ________, and _________]
                                would reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Certificates May Not Be
Appropriate for Certain
Investors....................The offered certificates may not be an appropriate investment for investors who do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of offered certificates. This may be the case because, among other things:

                             o The yield to maturity of offered certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans.

                             o The rate of principal distributions on and the weighted average lives of the offered certificates will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans and the priority of principal payments among the classes of certificates. Therefore, the offered certificates may be an inappropriate investment if you are an investor that requires a payment of a particular amount of principal on a specific date or an otherwise predictable stream of payments.

                             o You may be unable to reinvest amounts received as principal on an offered certificate at a rate comparable to the pass-through rate applicable to the certificate. In general, principal prepayments are expected to be greater during periods of relatively low interest rates.

                             o  A market for resale of the offered
                                certificates may not develop or provide
                                certificateholders with liquidity of
                                investment.

                                  You should also carefully consider the
                             further matters discussed under the heading
                             "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and under the heading "Risk Factors" in the prospectus.

Year 2000 Systems Risk.......In the event that the computer systems of the
                             Trustee and the Master Servicer fail to be year 2000 compliant, the resulting potential disruptions in the collection or distribution of funds could adversely affect your investment.

Liquidity....................Greenwich Capital Markets, Inc. intends to make a secondary market in the classes of certificates actually purchased by it, but it has no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                                  The secondary markets for mortgage backed
                             securities have experienced periods of
                             illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.


                               THE MORTGAGE POOL

General

     [____________] (the "Trust Fund") will consist of a pool of closed-end, [fixed-rate and adjustable-rate] mortgage loans (the "Mortgage Pool") secured by conventional, one- to four-family, first lien mortgage loans having original terms to maturity ranging from [_] to 30 years (the "Mortgage Loans"). All Mortgage Loan statistics set forth herein are based on principal balances, interest rates, terms to maturity, mortgage loan counts and similar statistics as of __________ ___, 199_ (the "Cut-off Date"), unless indicated to the contrary herein. All weighted averages specified herein are weighted based on the principal balances of the Mortgage Loans as of the Cut-Off Date (the "Cut-off Date Principal Balance"). References to percentages of the Mortgage Loans mean percentages based on the aggregate of the principal balances of the Mortgage Loans (the "Pool Principal Balance") as of the Cut-off Date, unless otherwise specified.

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties (as defined herein) is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the principal payments received on or before such date. Prior to the issuance of the Certificates by the Trust, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if Financial Asset Securities Corp. (the "Depositor") deems such removal necessary or desirable, and may be prepaid at any time. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Certificates unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Certificates are issued, although the range of the interest rates on the individual Mortgage Loans (the "Mortgage Rates") and maturities and certain other characteristics of the Mortgage Loans may vary.

Mortgage Loan Statistics

     The Mortgage Pool will consist of approximately [________] conventional, [fixed-rate and adjustable-rate] Mortgage Loans secured by first liens on residential real property (the "Mortgaged Property"). The Mortgage Loans have original terms to maturity ranging from [___] years to 30 years. The Mortgage Pool consists of [fixed-rate Mortgage Loans (the "Fixed Rate Mortgage Loans")], which will consist of approximately [________] Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $[__________] and [adjustable-rate Mortgage Loans (the "Adjustable Rate Mortgage Loans")], which will consist of approximately [_______] Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $[___________], in each case after application of payments of principal due on or before the Cut-off Date whether or not received, and in each case subject to a permitted variance of plus or minus [5]%. [Each Adjustable Rate Mortgage Loan provides for [semi-annual] adjustment to the mortgage rate thereon based on [six-month London interbank offered rates for United States dollar deposits] (the "Index") and for corresponding adjustments to the monthly payment amount due thereon, in each case subject to the limitations described under "--Adjustable Rate Mortgage Loans" herein; provided that in the case of [_____]% of the Adjustable Rate Mortgage Loans, the first adjustment for such Mortgage Loan will occur after an initial period of [___] years, by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (each such Mortgage Loan described in this proviso, a "Delayed First Adjustment Mortgage Loan").]

         The Mortgage Loans are secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage") creating first liens on one- to four-family residential properties consisting of detached or semi-detached one- to four-family dwelling units and individual condominium units. [Approximately [______]% of the Mortgage Loans had a Loan-to-Value Ratio at origination in excess of 80%.] There can be no assurance that the Loan-to-Value Ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original Loan-to-Value Ratio. The Mortgage Loans have scheduled monthly payments due on [the first day of the month] (with respect to each Mortgage Loan, a "Due Date"), [except for approximately [____]% of the Mortgage Loans which have Due Dates on other dates during the month.] [Each Mortgage Loan will contain a customary "due-on-sale" clause.]

     [Approximately [_____]% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within [______] from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related Mortgage Note and is generally equal to [______].

     [___] Fixed Rate Mortgage Loans comprising approximately [____]% of the Pool Principal Balance as of the Cut-off Date are balloon payment mortgage loans (each, a "Balloon Loan"). Each Balloon Loan amortizes over [360] months, but the final payment (the "Balloon Payment") on each Balloon Loan is due and payable on the Due Date of the [___]th month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment on the Mortgage Loan for the period prior to the Due Date of such Balloon Payment.

     Each Mortgage Loan had a Loan Rate of not less than [___]% per annum and not more than [_____]% per annum and as of the Cut-off Date the weighted average Loan Rate was approximately [____]% per annum.

     The weighted average remaining term to maturity of the Mortgage Loans will be approximately [___] months as of the Cut-off Date. [None of the Mortgage Loans will have a first Due Date prior to __________ __, 19__ or after ___________ __, 199_ or will have a remaining term to maturity of less than [___] months or greater than 30 years as of the Cut-off Date.] The month of the latest maturity date of any Mortgage Loan is ___________ 20__].

     The average principal balance of the Mortgage Loans at origination was approximately $[________]. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $[_________].

     No Mortgage Loan had a principal balance as of the Cut-off Date of greater than approximately $[____________] or less than approximately $[_______]. The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                                 Principal Balances of the Mortgage Loans as of the Cut-off Date(1)

                                                                                                % of Aggregate
                                                  Number of       Principal Balance           Principal Balance
                                                  Mortgage        Outstanding as of           Outstanding as of
            Principal Balance ($)                   Loans          the Cut-off Date           the Cut-off Date
   -----------------------------------------    --------------   ---------------------    ------------------------

                                                                 $                                       %
                                                --------------   ---------------------    ------------------------
        Total...............................                     $                                100.00%
                                                ==============   =====================    ========================
----------------------
(1) The average principal balance of the Mortgage Loans as of the Cut-off Date was $[______].



                                         Original Terms to Maturity of the Mortgage Loans(1)

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
Original Term (months)              of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------

                                                                      $                               %




                                    -------------------      ------------------------     -----------------------
     Total...................                                         $                         100.00%
                                    ===================      ========================     =======================
--------------------
(1) The weighted average original term to maturity of the Mortgage Loans was [___] months.




                                                Property Types of the Mortgage Loans

                                                                                              % of Aggregate
                                          Number                Principal Balance           Principal Balance
                                       of Mortgage              Outstanding as of           Outstanding as of
        Property Type                     Loans                 the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------

                                                                                                      %
2-4 Units....................                                        $
Condominium..................
Manufactured Housing.........
PUD..........................
Single Family Detached.......
 Unknown.....................
                                    -------------------      ------------------------     -----------------------
     Total...................                                        $                         100.00%
                                    ===================      ========================     =======================




                                               Occupancy Status of the Mortgage Loans

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
Occupancy Status                    of Mortgage Loans            the Cut-off Date            the Cut-off Date
-------------------------------     -------------------      -------------------------    -----------------------

Investor.....................                                        $                                 %
Primary......................
Second Home..................
                                    -------------------      -------------------------    -----------------------
     Total...................                                        $                          100.00%
                                    ===================      =========================    =======================




                                                    Purpose of the Mortgage Loans

                                                                                              % of Aggregate
                                          Number                Principal Balance           Principal Balance
                                       of Mortgage              Outstanding as of           Outstanding as of
           Purpose                        Loans                 the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------

Equity Refinance.............                                       $                                  %
Purchase.....................
Rate/Term Refinance..........
                                    -------------------      ------------------------     -----------------------
     Total...................                                       $                           100.00%
                                    ===================      ========================     =======================



                                                Loan Rates of the Mortgage Loans (1)

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
        Loan Rate (%)               of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------

                                                                     $                                  %








                                    -------------------      ------------------------     -----------------------
 Total.......................                                        $                           100.00%
                                    ===================      ========================     =======================
------------------
(1) The weighted average Loan Rate of the Mortgage Loans as of the Cut-off Date was [____]%.




                                       Original Loan-to-Value Ratios of the Mortgage Loans(1)

                                                                                               % of Aggregate
                                                                     Principal Balance        Principal Balance
                                                   Number            Outstanding as of        Outstanding as of
     Original Loan-to-Value Ratio(%)          of Mortgage Loans      the Cut-off Date         the Cut-off Date
-------------------------------------------   ------------------   ----------------------    --------------------

                                                                          $                               %
















                                              ------------------   ----------------------    --------------------
   Total.......................                                           $                       100.00%
                                              ==================   ======================    ====================
------------------
(1) The weighted average original Loan-to-Value Ratio of the Mortgage Loans was [_____]%.




                                         Geographic Distribution of the Mortgaged Properties

                                                                                               % of Aggregate
                                                                     Principal Balance        Principal Balance
                                                   Number            Outstanding as of        Outstanding as of
Location                                      of Mortgage Loans      the Cut-off Date         the Cut-off Date
-------------------------------------------   ------------------   ----------------------    --------------------

                                                                           $                             %

















































                                              ------------------   ----------------------    --------------------
 Total...................................                                  $                     100.00%
                                              ==================   ======================    ====================
-------------------







                                                        Prepayment Charges(1)

                                                                                               % of Aggregate
                                                                     Principal Balance        Principal Balance
                                                   Number            Outstanding as of        Outstanding as of
                  Months                      of Mortgage Loans      the Cut-off Date         the Cut-off Date
-------------------------------------------   ------------------   ----------------------    --------------------

                                                                         $                               %







                                              ------------------   ----------------------    --------------------
     Total...............................                                $                        100.00%
                                              ==================   ======================    ====================
--------------------
 (1)  Prepayment charges are assessed on any Mortgage Loans prepaid in full or in part within the specified number of months.




                                           Loan Rates of the Fixed Rate Mortgage Loans(1)

                                                                                               % of Aggregate
                                                                                             Principal Balance
                                                                                               of Fixed Rate
                                          Number              Principal Balance                Mortgage Loans
                                       of Mortgage            Outstanding as of              Outstanding as of
          Loan Rate (%)                   Loans                the Cut-off Date               the Cut-off Date
---------------------------------    -----------------    ---------------------------     -------------------------

                                                                $                                       %








                                     -----------------    ---------------------------     -------------------------
    Total.............                                          $                                  100.00%
                                     =================    ===========================     =========================
--------------------
(1)The weighted average Loan Rate of the Fixed Rate Mortgage Loans as of the Cut-off Date was  [_______]% per
annum.



Adjustable Rate Mortgage Loans

     Each Adjustable Rate Mortgage Loan provides for [semi-annual] adjustment to the Loan Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided that the first adjustment for such Mortgage Loan will occur after an initial period of [__________] in the case of [____]% of the Adjustable Rate Mortgage Loans, by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date. On each Adjustment Date for each Adjustable Rate Mortgage Loan, the Loan Rate thereon will be adjusted to equal the sum, [rounded to the nearest multiple of 0.125%,] of the Index (as described below) and a fixed percentage amount (the "Gross Margin"); [provided, however, that the Loan Rate on each such Mortgage Loan generally will not increase or decrease by more than 1.50% per annum on any related Adjustment Date (the "Periodic Rate Cap"), except that each such Mortgage Loan may increase or decrease by a higher percentage per annum on the initial Adjustment Date.] Each Loan Rate on each such Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the "Maximum Loan Rate") or be less than a specified minimum Loan Rate over the life of such Mortgage Loan (the "Minimum Loan Rate"). The Delayed First Adjustment Mortgage Loans have a weighted average Periodic Rate Cap of approximately [___]% per annum. Effective with the first monthly payment due on each Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. See "--The Index" below. None of the Adjustable Rate Mortgage Loans permits the related mortgagor to convert the adjustable Loan Rate thereon to a fixed Loan Rate.

     The Adjustable Rate Mortgage Loans had Loan Rates as of the Cut-off Date of not less than [______]% per annum and not more than [_____]% per annum and the weighted average Loan Rate was approximately [_____]% per annum. As of the Cut-off Date, the Adjustable Rate Mortgage Loans had Gross Margins ranging from [_______]% to [______]%, Minimum Loan Rates ranging from [_____]% per annum to [_____]% per annum and Maximum Loan Rates ranging from [_____]% per annum to [_____]% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately [_____]%, the weighted average Minimum Loan Rate was approximately [_____]% per annum [(exclusive of the Mortgage Loans that do not have a Minimum Loan Rate)] and the weighted average Maximum Loan Rate was approximately [_____]% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable Rate Mortgage Loan occurs in [_______ 199_] and the weighted average next Adjustment Date for all of the Adjustable Rate Mortgage Loans following the Cut-off Date is [_______ 200_].

     The Adjustable Rate Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding) and the percentages set forth in the tables are percentages of the Adjustable Rate Mortgage Loans as of the Cut-off Date.



                                         Loan Rates of the Adjustable Rate Mortgage Loans(1)

                                                                                           % of Aggregate
                                                                                         Principal Balance
                                                                                         of Adjustable Rate
                                                             Principal Balance             Mortgage Loans
                                      Number of              Outstanding as of           Outstanding as of
Loan Rate (%)                      Mortgage Loans            the Cut-off Date             the Cut-off Date
------------------------------    -------------------    ------------------------    --------------------------
                                                                 $                                %








                                  -------------------    ------------------------    --------------------------
      Total.....................................           $                               100.00%
                                  ===================    ========================    ==========================
-------------------
         (1)The weighted average Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was
[_______]% per annum.



                                     Maximum Loan Rates of the Adjustable Rate Mortgage Loans(1)

                                                                                        % of Aggregate
                                                                                       Principal Balance
                                                                                      of Adjustable Rate
                                                             Principal Balance          Mortgage Loans
                                         Number of           Outstanding as of         Outstanding as of
Maximum Loan Rate (%)                  Mortgage Loans         the Cut-off Date         the Cut-off Date
------------------------------      -------------------  ------------------------  ----------------------

                                                                $                                   %









                                    -------------------  ------------------------  ----------------------
                                                                $                              100.00%
                                    ===================  ========================  ======================

------------------
(1)The weighted average Maximum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was
approximately [____]% per annum.




                            Minimum Loan Rates of the Adjustable Rate Mortgage Loans(1)

                                                                                        % of Aggregate
                                                                                        Principal Balance
                                                                                      of Adjustable Rate
                                                             Principal Balance          Mortgage Loans
                                          Number of           Outstanding as of         Outstanding as of
Minimum Loan Rate (%)                  Mortgage Loans         the Cut-off Date         the Cut-off Date
-----------------------------------   -----------------   -------------------------  ----------------------

                                                                  $                                      %








                                           -----------------   -------------------------  ----------------------
     Total..........................                              $                               100.00%
                                           =================   =========================  ======================
--------------------
(1)The weighted average Minimum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was
approximately [___]% per annum.






                                       Gross Margins of the Adjustable Rate Mortgage Loans(1)

                                                                               % of Aggregate
                                                                              Principal Balance
                                                                              of Adjustable Rate
                                    Number           Principal Balance           Mortgage Loans
                                 of Mortgage         Outstanding as of          Outstanding as of
Gross Margins (%)                   Loans            the Cut-off Date           the Cut-off Date
----------------------------   -----------------  ------------------------   ------------------------

                                                        $                                      %




























                                          =================  ========================   ========================
   Total..................                                      $                                   100.00%
                                          =================  ========================   ========================
------------------
(1)The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Cut-off Date was
approximately [_____]%.





                                     Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                                                  % of Aggregate
                                                                                 Principal Balance
                                                                               of Adjustable Rate
                                                      Principal Balance            Mortgage Loans
                                  Number of          Outstanding as of           Outstanding as of
Next Adjustment Date            Mortgage Loans        the Cut-off Date           the Cut-off Date
----------------------------   -----------------   -----------------------   ------------------------

                                                         $                                   %








































                                -----------------   -----------------------   ------------------------
   Total..................                               $                             100.00%
                                =================   =======================   ========================




                      Initial Fixed Term/Subsequent Adjustable Rate Term of the Adjustable Rate Mortgage Loans

                                                                                               % of Aggregate
                                                                                             Principal Balance
                                                                                             of Adjustable Rate
                                                                  Principal Balance            Mortgage Loans
  Initial Fixed Term/Subsequent                Number of          Outstanding as of          Outstanding as of
  Adjustable Rate Term                       Mortgage Loans        the Cut-off Date           the Cut-off Date
----------------------------------------    -----------------   -----------------------   -------------------------

                                                                       $                                 %



                                            -----------------   -----------------------   -------------------------
   Total...................................                            $                          100.00%
                                            =================   =======================   =========================



                                Initial Adjustment Rate Caps of the Adjustable Rate Mortgage Loans(1)

                                                                                               % of Aggregate
                                                                                             Principal Balance
                                                                                             of Adjustable Rate
                                                                  Principal Balance            Mortgage Loans
                                               Number of          Outstanding as of          Outstanding as of
Initial Periodic Rate Cap (%)                Mortgage Loans        the Cut-off Date           the Cut-off Date
----------------------------------------    -----------------   -----------------------   -------------------------
                                                                      $                                     %




                                            ---------------   -------------------------   -------------------------
   Total...............................                               $                              100.00%
                                            ===============   =========================   =========================
------------------
(1)Relates solely to initial rate adjustments.



                               Subsequent Periodic Rate Caps of the Adjustable Rate Mortgage Loans(1)

                                                                                               % of Aggregate
                                                                                             Principal Balance
                                                                                             of Adjustable Rate
                                                                 Principal Balance             Mortgage Loans
                                              Number of          Outstanding as of           Outstanding as of
Periodic Rate Cap (%)                       Mortgage Loans        the Cut-off Date            the Cut-off Date
----------------------------------------    ---------------   -------------------------   -------------------------

                                                                $                                         %


                                            ===============   =========================   =========================
   Total.............................                           $                                 100.00%
                                            ===============   =========================   =========================
------------------
(1)Relates to all rate adjustments subsequent to initial rate adjustments.



The Index

     As of any Adjustment Date, the Index applicable to the determination of the Loan Rate on each Adjustable Rate Mortgage Loan will be
[________________].

     In the event that the Index becomes unavailable or otherwise unpublished, the Master Servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

                            UNDERWRITING STANDARDS

     All of the Mortgage Loans have been [originated by, or purchased in the secondary market by], [__________] (the "Seller") in the ordinary course of its business. The Mortgage Loans were purchased from [___________], representing [___]% of the Pool Principal Balance as of the Cut-Off Date. Each entity from which the Seller purchased the Mortgage Loans has represented and warranted that each of the Mortgage Loans sold by it was underwritten in accordance with standards utilized by it or the applicable originator in originating mortgage loans generally comparable to such Mortgage Loans during the period of origination. As described herein under "The Pooling and Servicing Agreement--Assignment of the Mortgage Loans," the Seller, as Seller, will make certain representations and warranties to the Trustee regarding the Mortgage Loans. In the event of a breach that materially and adversely affects the Certificateholders, the Seller will be obligated either to cure such breach or repurchase or replace each affected Mortgage Loan.

     Underwriting standards are applied by or on behalf of a lender to evaluate a borrower's credit standing and repayment ability, and the value and adequacy of the related mortgaged property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expense, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy.

         When the Seller [originates or acquires] a mortgage loan, the borrower's credit report is reviewed. [Generally, each credit report provides a credit score] for the borrower. The credit score is based upon the credit evaluation methodology developed by [_______] (the "SCORING COMPANY") a consulting firm specializing in creating evaluation predictive models through a high number of variables components. Scoring Company scores generally range from [___] to [___] and are available from three major credit bureaus: Experian (formerly TRW), Equifax and Trans Union. These scores estimate, on a relative basis, which loans are most likely to default in the future. Lower scores imply higher default risk relative to a higher score. Scoring Company scores are empirically derived from historical credit bureau data and represent a numerical weighing of a borrower's credit characteristics over a two-year period. A Scoring Company score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history. Attributes are specific values of each characteristic. A scorecard (the model) is created with weights or points assigned to each attribute. An individual loan applicant's credit score is derived by adding together the attribute weights for the applicant. With respect to the Mortgage Loans, [_____]% have credit scores for the borrowers and their weighted average Scoring Company score was [____] at the time of scoring.]

                              THE MASTER SERVICER

     The information set forth in the following paragraphs has been provided by [_________________]. None of the Depositor, the Trustee, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of such information.

     The following table sets forth, for the servicing portfolio serviced by the Master Servicer as of [December 31, 1996, as of December 31, 1997 and as of September 30, 1998], certain information relating to the delinquency experience (including loans in foreclosure included in the Master Servicer's servicing portfolio (which portfolio does not include mortgage loans that are subserviced by others)) at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it is one month past due on a contractual basis. The information contained in the monthly remittance reports which will be sent to investors will be compiled using the same methodology as that used to compile the information contained in the table below.



                                 As of                                As of                                 As of
                           December 31, 1996                   December 31, 1997                   September 30, 1998
                   ---------------------------------  ----------------------------------  -----------------------------------
                                             Percent                     Percent   Percent                               Percent
                   By No.  By       Percent  By        By No.             By No.   By        By No.             Percent  By
                   of      Dollar   By No.   Dollar    of      By Dollar  of       Dollar    of      By Dollar  By No.   Dollar
                   Loans   Amount  of Loans  Amount    Loans    Amount    Loans    Amount    Loans    Amount   of Loans  Amount
                   -----   ------  --------  -------   -----   ---------  -------  -------   -----   --------- --------  ---------


Total Portfolio...                  100.00%  100.00%                      100.00%  100.00%                     100.00%   100.00%

Period of
Delinquency:

    30-59 Days....

    60-89 Days....

    90 Days or
      more..............

Total Delinquent
  Loans...........

Loans in
  Foreclosure(1)..


---------------
(1)  Loans in foreclosure are also included under the heading "Total Delinquent Loans."




     The following tables set forth, [December 31, 1996, as of December 31, 1997 and as of September 30, 1998], certain information relating to the foreclosure, REO and loan loss experience of mortgage loans included in the Master Servicer's servicing portfolio [(which portfolio does not include mortgage loans that are subserviced by others)] at the end of the indicated periods.



                                                          Real Estate Owned
                                                        (Dollars in Thousands)
                             -----------------------------------------------------------------------------
                                                                                         As of
                                     As of                    As of                  September 30,
                               December 31, 1996        December 31, 1997                1998
                             -----------------------------------------------------------------------------
                               By No.       By        By No.         By          By No.         By
                                of        Dollar       of          Dollar         of          Dollar
                               Loans      Amount      Loans        Amount        Loans        Amount
                             -----------------------------------------------------------------------------



Total Portfolio...........
Foreclosed Loans(1).......
Foreclosed Ratio(2).......

(1)  For the purposes of these tables,  Foreclosed  Loans means the principal  balance of mortgage loans secured by mortgaged properties the title to which has been acquired by the Master Servicer.

(2)  The Foreclosure  Ratio is equal to the aggregate  principal  balance or number of Foreclosed  Loans divided by the aggregate  principal  balance,  or number, as applicable,  or mortgage loans in the total portfolio at the end of the indicated period.




                                                                Loan Gain/(Loss) Experience
                                                                  (Dollars in Thousands)
                                          ----------------------------------------------------------------------
                                                  As of                    As of                   As of
                                            December 31, 1996        December 31, 1997      September 30, 1998
                                          -----------------------  -----------------------  --------------------

Total Portfolio (1)....................
Net Gains/(Losses) (2).................
Net Gains/(Losses) as a Percentage of
Total Portfolio.........................

----------------
(1)"Total  Portfolio" on the date stated above is the principal  balance of the mortgage  loans  outstanding on the last day of the period.

(2)"Net  Gains/(Losses)"  are actual gains or losses  incurred on liquidated  properties and shortfall  payoffs for each  respective  period.  Gains or losses on liquidated  properties are calculated as net sales proceeds less book value  (exclusive  of loan  purchase  premium or  discount).  Shortfall  payoffs  are  calculated  as the difference between principal payoff amount and unpaid principal at the time of payoff.



     It is unlikely that the delinquency experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency experience of the Master Servicer's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the Master Servicer's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool. There can be no assurance that the Mortgage Loans comprising the Mortgage Pool will perform consistent with the delinquency or foreclosure experience described herein. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the Master Servicer. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Pool.

     [The Master Servicer is in the process of completing its compliance goals in connection with the year 2000 issue. The year 2000 issue is the result of prior computer programs being written using two digits, rather than four digits, to define the applicable year. Any of the Master Servicer's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. Any such occurrence could result in major computer system failure or miscalculations. The Master Servicer is presently engaged in various procedures to ensure that their computer systems and software will be year 2000 compliant.

     However, in the event that the Master Servicer, or any of its suppliers, customers, brokers or agents do not successfully and timely achieve year 2000 compliance, the performance of obligations of the Master Servicer under the Pooling and Servicing Agreement could be materially adversely affected.]

                      THE POOLING AND SERVICING AGREEMENT

General

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement, dated as of ____________ __, 199__ (the "Pooling and Servicing Agreement"), among the Depositor, the Seller, the Master Servicer and the Trustee. The Trust Fund created under the Pooling and Servicing Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related mortgage notes, Mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of Certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Seller. The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Trustee.

Assignment of the Mortgage Loans

     On the Closing Date the Depositor will transfer to the Trust Fund all of its right, title and interest in and to each Mortgage Loan, the related mortgage notes, mortgages and other related documents (collectively, the "Related Documents"), including all scheduled payments with respect to each such Mortgage Loan due after the applicable Cut-off Date. The Trustee, concurrently with such transfer, will deliver the Certificates to the Depositor. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee pursuant to the Pooling and Servicing Agreement. Such schedule will include information such as the Principal Balance of each Mortgage Loan as of the Cut-off Date, its Loan Rate as well as other information.

     The Pooling and Servicing Agreement will require that, within the time period specified therein, the Seller will deliver or cause to be delivered to the Trustee (or a custodian, as the Trustee's agent for such purpose) the Mortgage Loans endorsed to the Trustee on behalf of the Certificateholders and the Related Documents. In lieu of delivery of original Mortgages, if such original is not available, the Seller may deliver or cause to be delivered true and correct copies thereof, together with a lost note affidavit executed by the Seller.

         Within [___] days of the Closing Date, the Trustee will review the Mortgage Loans and the Related Documents pursuant to the Pooling and Servicing Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within [___]days following notification thereof to the Seller by the Trustee, the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not [disqualify the Trust Fund as a REMIC or] result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Loan Rate (net of the Servicing Fee Rate and the Trustee Fee) through the end of the calendar month in which the purchase is effected, plus the amount of any unreimbursed Advances and Servicing Advances made by the Master Servicer. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders.

         In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan.

         An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate, with respect to a Fixed Rate Mortgage Loan, not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan or, with respect to an Adjustable Rate Mortgage Loan, have a Maximum Loan Rate and Minimum Loan Rate not less than the respective rate for the Defective Mortgage Loan and have a Gross Margin equal to or greater than the Defective Mortgage Loan; (iii) have the same Due Date as the Defective Mortgage Loan; (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the Mortgage Loans set forth in the Pooling and Servicing Agreement (deemed to be made as of the date of substitution); and (vi) satisfy certain other conditions specified in the Pooling and Servicing Agreement.

         The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan (e.g., Cut-off Date Principal Balance and the Loan Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Depositor, the Seller has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; and (ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan and Related Documents, the Seller will have a period of [__] days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the [__]-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust Fund. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Pooling and Servicing Agreement that materially and adversely affects the interests of the Certificateholders.

         Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

         Pursuant to the Pooling and Servicing Agreement, the Master Servicer will service and administer the Mortgage Loans as more fully set forth herein.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

         The Master Servicer shall establish and maintain or cause to be maintained a separate trust account (the "Collection Account") for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined herein). Upon receipt by the Master Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Servicing Fee, the Trustee Fee, reimbursement for Advances and Servicing Advances and insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Master Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Pooling and Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies. The Trustee will establish an account (the "Distribution Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date unless such Eligible Investments are invested in investments managed or advised by the Trustee or an affiliate thereof, in which case such Eligible Investments may mature on the related Distribution Date.

         An "Eligible Account" is a segregated account that is (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated P-1 by Moody's and A-1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the Rating Agencies) at the time any amounts are held on deposit therein,
(ii) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained,
(iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

Advances

         Subject to the following limitations, the Master Servicer will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Collection Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee, and the Trustee Fee, that were due during the related Due Period on the Mortgage Loans, other than Balloon Payments, and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure, and, with respect to Balloon Loans, with respect to which the Balloon Payment is not made when due, an assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan (any such advance, an "Advance").

         Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act.

         All Advances will be reimbursable to the Master Servicer from late collections, insurance proceeds and liquidation proceeds from the Mortgage Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Mortgage Loan that are deemed by the Master Servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Master Servicer out of any funds in the Collection Account prior to the distributions on the Certificates. In the event the Master Servicer fails in its obligation to make any such advance, the Trustee, in its capacity as successor Master Servicer, will be obligated to make any such advance, to the extent required in the Pooling and Servicing Agreement.

         In the course of performing its servicing obligations, the Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage. Each such expenditure will constitute a "Servicing Advance."

         The Master Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the Master Servicer, in which event reimbursement will be made to the Master Servicer from general funds in the Collection Account.

The Trustee

         [__________], a [________], will be named trustee (the "Trustee") pursuant to the Pooling and Servicing Agreement. The Trustee will initially serve as custodian of the Mortgage Loans.

         The principal compensation (the "Trustee Fee") to be paid to the Trustee in respect of its obligations under the Pooling and Servicing Agreement will be equal to [____________]. The Pooling and Servicing Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust Fund and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of the Pooling and Servicing Agreement) incurred by the Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under the Pooling and Servicing Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Pooling and Servicing Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Pooling and Servicing Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Pooling and Servicing Agreement.

Servicing and Other Compensation and Payment of Expenses

         The principal compensation (the "Servicing Fee") to be paid to the Master Servicer in respect of its servicing activities for the Certificates will be at the "Servicing Fee Rate" of up to [____]% per annum on the Principal Balance of each Mortgage Loan. The amount resulting from the difference, if any, between the Servicing Fee Rate for any Mortgage Loan and [____]% per annum (the "Excess Servicing Fee") will be [retained by the Seller]. As additional servicing compensation, the Master Servicer is entitled to retain all service-related fees (other than prepayment penalties), including assumption fees, modification fees, extension fees and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Collection Account and any escrow accounts. [The Master
Servicer is obligated to offset any Prepayment Interest Shortfall on any Distribution Date (payments made by the Master Servicer in satisfaction of such obligation, "Compensating Interest") by an amount not in excess of its Servicing Fee for such Distribution Date.] The Master Servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the Mortgage Pool and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement and is entitled to reimbursement therefor as provided in the Pooling and Servicing Agreement.

         The "Determination Date" with respect to any Distribution Date will be the [__]th day of the calendar month in which such Distribution Date occurs or, if such [___]th day is not a Business Day, the Business Day immediately following such [___]th day. [With respect to any Determination Date and each Mortgage Loan as to which a principal prepayment in full or in part was applied during the related Due Period, the "Prepayment Interest Shortfall" is an amount equal to the interest at the applicable Loan Rate (net of the Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the related Due Period.]

Voting Rights

         With respect to any date of determination, the percentage of all the voting rights ("Voting Rights") allocated among holders of the Offered Certificates shall be the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates then outstanding. The Voting Rights allocated to each Class of Offered Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates.

Amendment

         The Pooling and Servicing Agreement may be amended by the Seller, the Depositor, the Master Servicer and the Trustee, without the consent of the holders of the Certificates, for any of the purposes set forth under "The Pooling and Servicing Agreement--Amendment" in the Prospectus. In addition, the Pooling and Servicing Agreement may be amended by the Seller, the Depositor, the Master Servicer and the Trustee and the holders of a majority in interest of any Class of Offered Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of Offered Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any Offered Certificate without the consent of the holder of such Certificate; (ii) adversely affect in any material respect the interests of the holders of any Class of the Offered Certificates in a manner other than as described in clause (i) above, without the consent of the holders of Offered Certificates of such Class evidencing percentage interests aggregating at least 66%; or
(iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of Offered Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all such Certificates.

Termination

         The holder of the majority interest in the Residual Certificate (or if such holder does not exercise such option, the Master Servicer) will have the right to repurchase all remaining Mortgage Loans and REO Properties and thereby effect the early retirement of the Certificates, on any Distribution Date following the Due Period during which the aggregate principal balance of the Mortgage Loans and any real estate owned by the Trust is less than or equal to 10% of the Pool Principal Balance as of the Cut-off Date. In the event that the option is exercised, the repurchase will be made at a price generally equal to par plus accrued interest for each Mortgage Loan at the related Loan Rate to but not including the first day of the month in which such repurchase price is distributed plus the amount of any unreimbursed Advances and Servicing Advances made by the Master Servicer. Proceeds from such repurchase will be included in Available Funds and will be distributed to the holders of the Certificates in accordance with the Pooling and Servicing Agreement. Any such repurchase of the Mortgage Loans and REO Properties will result in the early retirement of the Certificates.

[Optional Purchase of Defaulted Loans

         As to any Mortgage Loan which is delinquent in payment by [__] days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trust Fund at the Purchase Price for such Mortgage Loan.]


Events of Default

         Events of Default will consist, among other things, of: (i) (a) any failure by the Master Servicer to make an Advance and (b) any other failure by the Master Servicer to deposit in the Collection Account or Distribution Account the required amounts or remit to the Trustee any payment which continues unremedied for one Business Day following written notice to the Master Servicer; (ii) any failure of the Master Servicer to make any Advance or to cover any Prepayment Interest Shortfalls, as described herein, which failure continues unremedied for one Business Day; (iii) any failure by the Master Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement, which continues unremedied for 30 days after the first date on which (x) the Master Servicer has knowledge of such failure or (y) written notice of such failure is given to the Master Servicer; (iv) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations or (v) cumulative Realized Losses as of any Distribution Date exceed the amount specified in the Pooling and Servicing Agreement.

Rights upon Event of Default

         So long as an Event of Default under the Pooling and Servicing Agreement remains unremedied, the Trustee at the direction of the holders of Offered Certificates evidencing not less than 51% of the Voting Rights may terminate all of the rights and obligations of the Master Servicer in its capacity as servicer with respect to the Mortgage Loans, as provided in the Pooling and Servicing Agreement, whereupon the Trustee will succeed to all of the responsibilities and duties of the Master Servicer under the Pooling and Servicing Agreement, including the obligation to make Advances. No assurance can be given that termination of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the related Mortgage Loans, including the delinquency experience of such Mortgage Loans.

         No holder of an Offered Certificate, solely by virtue of such holder's status as a holder of an Offered Certificate, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of default and unless the holders of Offered Certificates having not less than 51% of the Voting Rights evidenced by the Offered Certificates so agree and have offered reasonable indemnity to the Trustee.

                        DESCRIPTION OF THE CERTIFICATES

General

         The Offered Certificates will be issued pursuant to a Pooling and Servicing Agreement. Set forth below are summaries of the specific terms and provisions pursuant to which the Offered Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

         [_______________________] will issue the Class A Certificates (the "Senior Certificates"), (ii) the Class M Certificates (the "Mezzanine Certificates"), (iii) the Class B Certificates (the "Subordinate Certificates") and (iv) the Class R Certificates (the "Residual Certificates"). The Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates (collectively, the "Offered Certificates") and the Residual Certificates are collectively referred to herein as the "Certificates." Only the Offered Certificates are offered hereby.

         The Class A, the Class M and the Class B Certificates will have the respective Original Certificate Principal Balances specified on the cover hereof. The aggregate of the Original Certificate Principal Balances of the Offered Certificates is approximately $[_____________].

         The Class R Certificates will have an Original Certificate Principal Balance of $[___] and will [not] bear interest.

         The Offered Certificates will be issued in book-entry form as described below. The Offered Certificates will be issued in minimum dollar denominations of $[______] and integral multiples of $[_______] in excess thereof (except that one Certificate of each Class may be issued in a denomination which is not an integral multiple thereof). The assumed final maturity date for each Class of Offered Certificates is the Distribution Date occurring in [___________ 20__].

         Distributions on the Offered Certificates will be made by the Trustee on the [__]th day of each month, or if such day is not a Business Day, on the first Business Day thereafter, commencing on _________ __, 199_ (each, a "Distribution Date"), to the persons in whose names such Certificates are registered at the close of business on the Business Day immediately preceding such Distribution Date (each, a "Record Date").

Book-Entry Certificates

         The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Certificate Owners") will hold their Offered Certificates through The Depository Trust Company ("DTC") [in the United States, or Cedel Bank, societe anonyme ("Cedel"), or Euroclear (in Europe)] if they are participants of such system[s], or indirectly through organizations which are participants in such system[s]. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede & Co., ("Cede"), the nominee of DTC. [Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Cedel and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries").] Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations of $50,000. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC if the beneficial owner's Financial Intermediary is not a DTC participant [and on the records of Cedel or Euroclear, as appropriate]).

         Certificate Owners will receive all distributions of principal of and interest on the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with which Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Offered Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

         Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificateholders which are not DTC participants may transfer ownership of Offered Certificates only through participants and indirect participants by instructing such participants and indirect participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificateholders.

         [Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant (as defined below) or Euroclear Participant (as defined below) to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Certain Federal Income Tax Consequences--REMIC Certificates --Regular Certif.S. Persons" and "--Information Reporting and Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.]

         Transfers between DTC participants will occur in accordance with the Rules. [Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.]

         [Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with the Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.]

         DTC which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the Rules, as in effect from time to time.

         [Cedel Bank, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Cedel is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Cedel's stock.]

         [Cedel is registered as a bank in Luxembourg, and as such is subject to regulation by the Institut Monetaire Luxembourgeois (i.e., the Luxembourg Monetary Authority), which supervises Luxembourg banks.]

         [Cedel holds securities for its customers ("Cedel Participants") and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Cedel provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel also deals with domestic securities markets in several countries through established depository and custodial relationships. Cedel has established an electronic bridge with Morgan Guaranty Trust as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Cedel currently accepts over 70,000 securities issues on its books.]

         [Cedel's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Cedel's United States customers are limited to securities brokers and dealers and banks. Currently, Cedel has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Cedel is available to other institutions which clear through or maintain a custodial relationship with an account holder of Cedel.]

         [Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.]

         [The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.]

         [Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.]

         Distributions on the Book-Entry Certificates will be made on each Remittance Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. [Distributions with respect to Certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Federal Income Tax Consequences--REMIC Certificates--Regular Certificates--Non-U.S. Persons" and "--Information Reporting and Backup Withholding" in the Prospectus.] Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in DTC, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. [Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC.] DTC may take actions, at the direction of the related participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.

         Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or [______________] advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and [________________] or the Trustee is unable to locate a qualified successor,
(b) [_________________], at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default, beneficial owners having Percentage Interests aggregating not less than 51% of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

         Although DTC [, Cedel and Euroclear] have agreed to the foregoing procedures in order to facilitate transfers of Offered Certificates among participants of DTC, [Cedel and Euroclear,] they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         None of [_________], the Master Servicer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Priority of Distributions Among Certificates

         As more fully described herein, distributions on the Certificates will be made on each Distribution Date from Available Funds and will be made to the Classes of Certificates (subject to the prior payment of principal distributions to the Class R Certificates on the first Distribution Date as described herein) in the following order of priority: (i) to interest on each Class of Offered Certificates in the priority and subject to the limitations described under "--Allocations of Available Funds" below; (ii) to current principal of the Classes of Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth herein under "--Allocation of Available Funds"; (iii) to principal of the Classes of Certificates then entitled to receive distributions of principal in order to maintain the Overcollateralization Target Amount; (iv) to unpaid interest and the Loss Reimbursement Entitlement in the order and subject to the priorities described herein under "--Allocation of Available Funds"; (v) to the Class OC Certificates for deposit into the Excess Reserve Fund Account first to cover any Basis Risk Shortfall Amount and then to cover any Required Reserve Amount, and then to be released to the Class OC Certificates, in each case subject to certain limitations set forth herein under "--Allocation of Available Funds"; and (vi) any remaining amounts to the holders of the Class R Certificates.

Allocation of Available Funds

         Distributions to holders of each Class of Offered Certificates will be made on each Distribution Date from Available Funds. "Available Funds" for any Distribution Date is equal to the sum, net of amounts reimbursable therefrom to the Master Servicer, of (i) the aggregate amount of monthly payments on the related Mortgage Loans due on the related Due Date and received by the Trustee on or prior to the related Determination Date, after deduction of the Servicing Fee, the Excess Servicing Fee and the Trustee Fee,
(ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period [,excluding prepayment penalties] and (iii) all Advances with respect to the related Mortgage Loans received by the Trustee for such Distribution Date.

         The "Prepayment Period" with respect to any Distribution Date is the period commencing on the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the day following the Cut-off Date) and ending on the Determination Date relating to such Distribution Date.

         On each Distribution Date, the Trustee will withdraw from the Distribution Account all Available Funds then on deposit therein and will distribute the same in the following order of priority (provided, however, on the first Distribution Date, the Trustee will first distribute all principal due to the Class R Certificates):

     (i) on account of interest to the holders of each Class of Offered Certificates in the following order of priority:

         (a) to the Class A Certificates, the Interest Distributable Amount for such Class for such Distribution Date; and

         (b) sequentially, to the Class M and Class B Certificates, in that order, the related Monthly Interest Distributable Amount for such Distribution Date;

         (ii) from the Principal Distribution Amount (giving effect first to the component of the Principal Distribution Amount equal to the Basic Principal Distribution Amount and then to the component of the Principal Distribution Amount equal to the Extra Principal Distribution Amount pursuant to clause (iii)(a) below):

         (a) on each Distribution Date (1) before the Stepdown Date or (2) with respect to which a Trigger Event is in effect, sequentially to the holders of the Class A, Class M and Class B Certificates, in that order, the respective Class Principal Distribution Amount; or

         (b) on each Distribution Date (1) on or after the Stepdown Date and (2) as long as a Trigger Event is not in effect, to the holders of the Class or Classes of Offered Certificates then entitled to distribution of principal, in an amount equal to in the aggregate the Principal Distribution Amount in the following amounts and order of priority:

                    (1) the lesser of (x) the Principal Distribution Amount
                and (y) the Class A Principal Distribution Amount to the Class A Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;

                    (2) the lesser of (x) the excess of (i) the Principal
                Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause (ii)(b)(1) above and (y) the Class M Principal Distribution Amount, to the Class M Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;

                    (3) the lesser of (x) the excess of (i) the Principal
                Distribution Amount over (ii) the sum of the amounts distributed to the Class A Certificateholders in clause
                (ii)(b)(1) above and the amount distributed to the Class M Certificateholders in clause (ii)(b)(2) above and (y) the Class B Principal Distribution Amount, to the Class B Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;

         (iii) any amounts remaining after the distributions in clauses (i) through (ii) above shall be distributed in the following order of priority:

         (a) to fund the Extra Principal Distribution Amount for such Distribution Date to be paid as a component of the Principal Distribution Amount in the same order of priority described in clause (ii) above;

         (b) to the Class M Certificateholders, the related Unpaid Interest Shortfall Amount for such Distribution Date and then the related Loss Reimbursement Entitlement, if any, for such Distribution Date;

         (c) to the Class B Certificateholders, the related Unpaid Interest Shortfall Amount for such Distribution Date and then the related Loss Reimbursement Entitlement, if any, for such Distribution Date; and

         (d) to the holders of the Class OC Certificates for deposit into the Excess Reserve Fund Account first to cover any Basis Risk Shortfall Amount and then to cover any Required Reserve Amount, and then to be released to the holders of the Class OC Certificates, such amounts, if any, as described in the Pooling and Servicing Agreement; and

         (iv) to the holders of the Class R Certificates, the remaining amount.

         On each Distribution Date, all amounts representing prepayment penalties received during the related Due Period will be distributed to the holders of the Class OC Certificates.

Definitions

         The "Accrual Period" for the Offered Certificates for a given Distribution Date will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date and ending on the day immediately preceding the current Distribution Date; provided, however, that the initial Accrual Period for the Offered Certificates will be the actual number of days included in the period commencing on the Closing Date and ending on ________ __, 199__.

         The "Allocable Loss Amount" with respect to each Distribution Date means the excess, if any, of (a) the aggregate of the Certificate Principal Balances of all Classes of Offered Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Principal Balance as of the end of the preceding Due Period.

         The "Basic Principal Distribution Amount" means with respect to any Distribution Date the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

         The "Call Option Date" is the first Distribution Date on which the Pool Principal Balance is less than or equal to 10% of the Pool Principal Balance as of the Cut-off Date.

         The "Certificate Principal Balance" of any Class of Offered Certificates, as of any Distribution Date, will be equal to the Certificate Principal Balance thereof on the Closing Date (the "Original Certificate Principal Balance") reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) with respect to any Mezzanine Certificates and the Class B Certificates, all related Allocable Loss Amounts applied in reduction of principal of such Certificates on all prior Distribution Dates.

         "Class A Principal Distribution Amount" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and
(ii) the aggregate Certificate Principal Balance of the Class A Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[--------].

         "Class M Principal Distribution Amount" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and
(ii) the aggregate Certificate Principal Balance of the Class M Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[__________].

         "Class B Principal Distribution Amount" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and
(ii) the aggregate Certificate Principal Balance of the Class B Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M Certificates (after taking into account the payment of the Class M Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [_____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[________].

         The "Delinquency Percentage," with respect to any Distribution Date and the related Due Period, is the fraction, expressed as a percentage, the numerator of which is the aggregate of the Principal Balances of all Mortgage Loans that are 60 or more days Delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of the related Due Period and the denominator of which is the Pool Principal Balance as of the close of business on the last day of such Due Period.

         A Mortgage Loan is "Delinquent" if any monthly payment due thereon is not made by the close of business on the day such monthly payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for "60 days Delinquent", etc.

         A "Due Period" with respect to the any Distribution Date is the period commencing on the [second] day of the month preceding the month in which such Distribution Date occurs and ending on the [first] day of the month in which such Distribution Date occurs.

         The "Extra Principal Distribution Amount" for any Distribution Date, is the lesser of (x) the General Excess Available Amount for such Distribution Date and (y) Overcollateralization Deficiency Amount for such Distribution Date.

         The "General Excess Available Amount" means with respect to each Distribution Date is the amount, if any, by which the Available Funds for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to clauses (i) and (ii) under "--Allocation of Available Funds" above (other than the Extra Principal Distribution Amount).

         The "Interest Distributable Amount" for any Distribution Date and each Class of Offered Certificates equals the sum of (i) the Monthly Interest Distributable Amount for such Class for such Distribution Date and (ii) the Unpaid Interest Shortfall Amount for such Class for such Distribution Date.

         "Loss Reimbursement Entitlement" means, with respect to any Distribution Date and the Class M Certificates or Class B Certificates, the amount of Allocable Loss Amounts applied to the reduction of the Certificate Principal Balance of such Class and not reimbursed pursuant to "--Allocation of Available Funds" above as of such Distribution Date.

         The "Monthly Interest Distributable Amount" for any Distribution Date and each Class of Offered Certificates equals the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance of such Class immediately prior to such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date).

         An "Overcollateralization Deficiency Amount" with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the related Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Basic Principal Distribution Amount but without giving effect to any Allocable Loss Amounts on such Distribution Date).

         "Overcollateralization Release Amount" means, with respect to any Distribution Date on or after the Stepdown Date on which an Overcollateralization Stepdown Trigger Event is not in effect, the lesser of
(x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied to as a principal payment on the Offered Certificates on such Distribution Date over
(ii) the Overcollateralization Target Amount for such Distribution Date.

         The "Overcollateralization Target Amount" means with respect to (a) any Distribution Date occurring prior to the Stepdown Date, an amount equal to [____]% of the Pool Principal Balance as of the Cut-off Date; and (b) with respect to any Distribution Date on or after the Stepdown Date and (A) as long as an Overcollateralization Stepdown Trigger Event is not in effect, an amount equal to the greater of (x) [____]% of the Pool Principal Balance as of the end of the related Due Period and (y) approximately $[_________] or (B) for so long as an Overcollateralization Stepdown Trigger Event is in effect, the Overcollateralization Target Amount for the preceding Distribution Date.

         The "Overcollateralized Amount" for any Distribution Date is the amount, if any, by which (i) the Pool Principal Balance on the last day of the immediately preceding Due Period exceeds (ii) the aggregate Certificate Principal Balance of the Offered Certificates as of such Distribution Date after giving effect to distributions to be made on such Certificates on such Distribution Date.

         The "Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount for such Distribution Date.

         A "Principal Prepayment" with respect to any Distribution Date is any mortgagor payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         The "Principal Remittance Amount" means with respect to any Distribution Date, the sum of (i) each scheduled payment of principal collected on the Mortgage Loans by the Master Servicer in the related Due Period, (ii) the principal portion of all partial and full principal prepayments of such Mortgage Loans applied by the Master Servicer during such Due Period, (iii) the principal portion of all Net Liquidation Proceeds and Insurance Proceeds received during such Due Period, (iv) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loan, required to be deposited to the Collection Account during such Due Period, (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account during such Due Period, and (vi) on the Distribution Date on which the Trust Fund is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price, in respect of principal.

         A "Realized Loss" with respect to any defaulted Mortgage Loan that is finally liquidated (a "Liquidated Mortgage Loan") is (i) the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all liquidation proceeds net of amounts reimbursable to the Master Servicer for related Advances, Servicing Advances and Servicing Fees (such amount, the "Net Liquidation Proceeds") in respect of such Mortgage Loan and (ii) with respect to certain Mortgage Loans the principal balances or the scheduled payments of principal and interest of which have been reduced in connection with bankruptcy proceedings, (a) in the case of a reduction of the principal balance of a Mortgage Loan, the amount of such principal reduction, and (b) in the case of a reduction in the scheduled payments of principal and interest of a Mortgage Loan, the net present value (using as the discount rate the higher of the Loan Rate on such Mortgage Loan or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured.

         The "Rolling Delinquency Percentage" means, with respect to any Distribution Date, the average of the Delinquency Percentages with respect to the last day of each of the three immediately preceding Due Periods.

         The "Senior Credit Enhancement Percentage," with respect to any Distribution Date, is the percentage obtained by dividing (i) the sum of (a) the aggregate of the Certificate Principal Balances of the Mezzanine Certificates and the Class B Certificates and (b) the Overcollateralized Amount, in each case after giving effect to the distributions of principal on such Distribution Date, by (ii) the Pool Principal Balance as of the end of the related Due Period.

         The "Senior Specified Enhancement Percentage" on any date of determination thereof means [_____]%.

         The "Stepdown Date" means the earlier of (A) the Distribution Date on which the Certificate Principal Balance of the Senior Certificates equals zero and (B) the later to occur of (x) the Distribution Date in ______________ 200_ and (y) the first Distribution Date on which the Senior Credit Enhancement Percentage (calculated for this purpose only using the Pool Principal Balance as of the end of the related Due Period but prior to any application of Principal Distribution Amount to the Certificates) is greater than or equal to the Senior Specified Enhancement Percentage.

         A "Trigger Event" has occurred on any Distribution Date, if the Rolling Delinquency Percentage exceeds [__]% of the Senior Credit Enhancement Percentage for such Distribution Date.

         An "Overcollateralization Stepdown Trigger Event" means the occurrence on any Distribution Date of either of the following: (i) the Cumulative Loss Trigger has occurred or (ii) the Trigger Event has occurred.

         The "Cumulative Loss Trigger" has occurred on a Distribution Date if cumulative Realized Losses as of such Distribution Date exceed the percentages of the Pool Principal Balance as of the Cut-off Date set forth below with respect to such Distribution Date.



                                                         Percentage of
                                                       the Pool Principal
                                                         Balance as of the
       Distribution Date                                   Cut-off Date
       -----------------                               --------------------

         The "Unpaid Interest Shortfall Amount" means (i) for each Class of Offered Certificates and the first Distribution Date, zero, and (ii) with respect to each Class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds
(b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

Pass-Through Rates

         The Pass-Through Rate for the Class A, the Class M and the Class B Certificates for a particular Distribution Date is a per annum rate equal to [the lesser of (a) the sum of (i) One-Month LIBOR on the related LIBOR Determination Date (as defined herein) and (ii) the related Pass-Through Margin and (b) the Available Funds Cap]. The Pass-Through Margins for the Class A, the Class M-1 and Class B Certificates will be equal to [___]% ([__] basis points), [___]% ([__] basis points) and [___]% ([___] basis points), respectively, until the first Distribution Date following the Call Option Date, and [____]% ([___] basis points), [___]% ([___] basis points) and [___]%
([___] basis points), respectively, on and after such Distribution Date]. [As to any Distribution Date, the "Available Funds Cap" is a rate per annum equal to the weighted average of the Loan Rates on the Mortgage Loans outstanding as of the first day of the related Due Period, net of [___]% in fees.]

         [If on any Distribution Date, the Pass-Through Rate for any Class of Offered Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the Available Funds Cap, up to the Maximum Cap, over (ii) the amount of interest such Class of Offered Certificates received on such Distribution Date based on the Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Class of Offered Certificates, without giving effect to the Available Funds Cap) is the "Basis Risk Shortfall Amount" for such Class of Offered Certificates. Any Basis Risk Shortfall Amount on any Class of Offered Certificates will be paid on future Distribution Dates from and to the extent of funds available therefor in the Excess Reserve Fund Account (as described herein). The ratings on the Offered Certificates do not address the likelihood of the payment of any Basis Risk Shortfall Amount.]

         The "Maximum Cap" for any Distribution Date is [___]% per annum.

Calculation of [One-Month LIBOR]

         [On the second LIBOR Business Day (as defined below) preceding the commencement of each Accrual Period following the initial Accrual Period (each such date, a "LIBOR Determination Date"), the Trustee (except for the first Accrual Period) will determine the London interbank offered rate for one-month United States dollar deposits ("One-Month LIBOR") for such Accrual Period for the Offered Certificates on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. As used in this section, "LIBOR Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices); and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market
(i) with an established place of business in London, (ii) whose quotations appear on the Telerate Page 3750 on the LIBOR Determination Date in question,
(iii) which have been designated as such by the Trustee and (iv) not controlling, controlled by or under common control with, the Depositor, the Master Servicer or any successor Master Servicer.

         On each LIBOR Determination Date, One-Month LIBOR for the related Accrual Period for the Offered Certificates will be established by the Trustee as follows:

         (a) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period will be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

         (b) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period will be the higher of (x) One-Month LIBOR as determined on the previous LIBOR Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month United States dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

         The establishment of One-Month LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Offered Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.]

Application of Allocable Loss Amounts

         Following any reduction of the Overcollateralized Amount to zero, any Allocable Loss Amounts will be applied, sequentially, in reduction of the Certificate Principal Balances of the Class B Certificates and the Class M Certificates, in that order, until their respective Certificate Principal Balances have been reduced to zero. The Certificate Principal Balance of the Class A Certificates will not be reduced by any application of Allocable Loss Amounts. However, if the Subordinate and Mezzanine Certificates are reduced to zero, such losses may ultimately reduce the amount of principal ultimately paid to the holders of the Class A Certificates. The reduction of the Certificate Principal Balance of any applicable Class of Offered Certificates by the application of Allocable Loss Amounts entitles such Class to reimbursement in an amount equal to the Loss Reimbursement Entitlement. Each such Class of Offered Certificates will be entitled to receive its Loss Reimbursement Entitlement, or any portion thereof, in accordance with the payment priorities specified herein. Payment in respect of Loss Reimbursement Entitlements will not reduce the Certificate Principal Balance of the related Class or Classes.

[Excess Reserve Fund Account

         The Pooling and Servicing Agreement establishes an account (the "Excess Reserve Fund Account"), which is held in trust, as part of the Trust Fund, by the Trustee on behalf of the Offered Certificateholders. The Excess Reserve Fund Account will not be an asset of any REMIC. Certificateholders of each Class of Offered Certificates in the order of their priority of payment will be entitled to receive payments from the Excess Reserve Fund Account to the extent of amounts on deposit therein in an amount equal to any Basis Risk Shortfall Amount for such Class of Certificates. On the Closing Date, $[_____] will be deposited into the Excess Reserve Fund Account. Thereafter, if the Available Funds Cap does not exceed One-Month LIBOR by at least [____]%, the amount to be held in the Excess Reserve Fund Account (the "Required Reserve Amount") on any Distribution Date thereafter will equal the greater of (i) [____]% of the outstanding Class Certificate Balance of the Offered Certificates as of such Distribution Date and (ii) $[_____] and will be funded from amounts otherwise to be paid to the Class OC Certificates. If the Available Funds Cap does exceed One-Month LIBOR by [____]% or more, the Required Reserve Amount will be $[_____]. Any distribution by the Trustee from amounts in the Excess Reserve Fund Account shall be made on the applicable Distribution Date.

         Amounts on deposit in the Excess Reserve Fund Account in excess of $[_____] will be released therefrom and distributed to the holders of the Class OC Certificates on any Distribution Date on which the Available Funds Cap exceeds One-Month LIBOR by [____]% or more.]

Reports to Certificateholders

         On each Distribution Date, the Trustee will forward to each holder of a Certificate and the Rating Agency a statement generally setting forth:

          (i) the amount of the distributions, separately identified, with respect to each Class of the Offered Certificates;

         (ii) the amount of such distributions set forth in clause (i) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included therein;

        (iii) the amount of such distributions set forth in clause (i) allocable to interest and the calculation thereof;

         (iv) the amount of any Unpaid Interest Shortfall Amount with respect to each Class of Certificates, separately identified;

          (v) the Overcollateralization Target Amount and Overcollateralized Amount as of such Distribution Date;

         (vi) the Certificate Principal Balance of each Class of Offered Certificates after giving effect to the distribution of principal on such Distribution Date;

        (vii)   the Pool Principal Balance at the end of the related Due
                Period;

       (viii) the amount of the Servicing Fee paid to or retained by the Master Servicer;

        (ix)    the amount of the Trustee Fee paid to the Trustee;

         (x)    the amount of Advances for the related Due Period;

        (xi) the number and aggregate Principal Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

      (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number, the Principal Balance of such Mortgage Loan as of the close of business on the last day of the related Due Period and the date of acquisition thereof;

     (xiii) the total number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

      (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month;

       (xv)     the cumulative amount of Realized Losses;

      (xvi) any Overcollateralization Deficiency Amount after giving effect to the distribution of principal on such Distribution Date;

     (xvii) the Allocable Loss Amounts, if any, allocated to the Mezzanine and Subordinate Certificates and the Loss Reimbursement Entitlement owing to the Mezzanine and Subordinate Certificates outstanding after giving effect to distributions thereof on such Distribution Date;

    (xviii) whether a Trigger Event or Overcollateralization Stepdown Trigger Event has occurred and is continuing;

      (xix)     the amount of the Extra Principal Distribution Amount;

       (xx) the Pass-Through Rate for the Class A, the Class M and Class B Certificates for such Distribution Date; and

      (xxi) the amount on deposit in the Excess Reserve Fund Account on such Distribution Date and the Basis Risk Shortfall Amount owing to each Class of Offered Certificates after giving effect to distributions thereof on such Distribution Date.

         In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each holder of a Certificate of record during the previous calendar year a statement containing information necessary to enable holders of the Certificates to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

         The yield to maturity of the Offered Certificates, and particularly the Subordinate Certificates, will be sensitive to defaults on the Mortgage Loans. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Certificateholders of the Offered Certificates may not receive reimbursement for Realized Losses in the month following the occurrence of such losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the Mortgage Loans. Because the Mortgage Loans were underwritten in accordance with standards less stringent than those generally acceptable to FNMA and FHLMC with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the Mortgage Loans will be greater than that of mortgage loans underwritten in accordance with FNMA and FHLMC standards.

         The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties or condemnations and repurchases by the Seller or Master Servicer). [Because certain of the Mortgage Loans contain prepayment penalties, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have prepayment penalties.] The Mortgage Loans are subject to the "due-on-sale" provisions included therein. See "The Mortgage Pool" herein.

         Prepayments, liquidations and purchases of the Mortgage Loans (including any optional purchase) will result in distributions on the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

         The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in borrowers' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Loan Rates on the Fixed Rate Mortgage Loans, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Loan Rates on such Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such Mortgage Loans would generally be expected to decrease. As is the case with the Fixed Rate Mortgage Loans, the Adjustable Rate Mortgage Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, borrowers with Adjustable Rate Mortgage Loans may be inclined to refinance their Adjustable Rate Mortgage Loans with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Rate Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. In addition, the delinquency and loss experience of the Adjustable Rate Mortgage Loans may differ from that on the Fixed Rate Mortgage Loans because the amount of the monthly payments on the Adjustable Rate Mortgage Loans are subject to adjustment on each Adjustment Date. [In addition, many of the Adjustable Rate Mortgage Loans will not have their initial Adjustment Date for [__________] after the origination thereof. The prepayment experience of the Delayed First Adjustment Mortgage Loans may differ from that of the other Adjustable Rate Mortgage Loans. The Delayed First Adjustment Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Loan Rates on the Delayed First Adjustment Mortgage Loans as borrowers seek to avoid changes in their monthly payments.]

Overcollateralization Provisions

         The operation of the overcollateralization provisions of the Pooling and Servicing Agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of such Certificates. Unless and until the Overcollateralized Amount equals the Overcollateralization Target Amount, the General Excess Available Spread will be applied as distributions of principal of the Class or Classes of Certificates then entitled to distributions of principal, thereby reducing the weighted average lives thereof. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of the General Excess Available Spread. There can be no assurance as to when or whether the Overcollateralized Amount will equal the Overcollateralization Target Amount.

         The General Excess Available Spread generally is equal to the excess of (x) interest collected or advanced on the Mortgage Loans over (y) the sum of required interest on the Offered Certificates plus the Trustee Fee, the Servicing Fee Rate and, if applicable, the Excess Servicing Fee. Mortgage Loans with higher Loan Rates will contribute more interest to the General Excess Available Spread. Mortgage Loans with higher Loan Rates may prepay faster than Mortgage Loans with relatively lower Loan Rates in response to a given change in market interest rates. Any such disproportionate prepayments of Mortgage Loans with higher Loan Rates may adversely affect the amount of the General Excess Available Spread available to make accelerated payments of principal of the Offered Certificates.

         As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Offered Certificates may vary significantly over time and from Class to Class.

[Additional Information

         The Depositor has filed certain yield tables and other computational materials with respect to certain Classes of the Offered Certificates with the Commission in a report on Form 8-K and may file certain additional yield tables and other computational materials with respect to one or more Classes of Offered Certificates with the Commission in a report on Form 8-K. Such tables and materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.]

Weighted Average Lives

         The timing of changes in the rate of Principal Prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of Principal Prepayments is consistent with such investor's expectation. In general, the earlier a Principal Prepayment on the Mortgage Loans occurs, the greater the effect of such Principal Prepayment on an investor's yield to maturity. The effect on an investor's yield of Principal Prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of Principal Prepayments.

         The projected weighted average life of any Class of Offered Certificates is the average amount of time that will elapse from __________ __, 199_ (the "Closing Date") until each dollar of principal is scheduled to be repaid to the investors in such Class of Offered Certificates. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the actual weighted average lives of the Classes of Offered Certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Pool as set forth herein under "The Mortgage Pool--Mortgage Loan Statistics".

         The "Assumed Final Maturity Date" for each Class of Offered Certificates is as set forth herein under "Description of the Certificates--General". The Assumed Final Maturity Date for each Class of Offered Certificates is the __th Distribution Date following the Due Period in which the Principal Balances of all the Mortgage Loans have been reduced to zero, assuming that the Mortgage Loans pay in accordance with their terms. The weighted average life of each Class of Offered Certificates is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions, and the final Distribution Date with respect to the Offered Certificates could occur significantly earlier than the related Assumed Final Maturity Date because (i) prepayments are likely to occur, (ii) excess cashflow, if any, will be applied as principal of the Offered Certificates as described herein, (iii) the Overcollateralization Target Amount is as defined herein and (iv) the Majority Residual Interestholder or the Master Servicer may cause a termination of the Trust Fund as provided herein.

         The model used in this Prospectus Supplement (the "Prepayment Assumption") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

         Each of the Prepayment Scenarios in the table on page S-[ _____ ] assumes the respective percentages of the applicable Prepayment Assumption described thereunder.

         The tables on pages S-[ _____ ] through S-[ _____ ] were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of Original Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables on pages S-[ _____ ] through S-[ _____ ]. In addition, since the actual Mortgage Loans in the Trust Fund will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the Offered Certificates may be made earlier or later than indicated in the tables.

         The percentages and weighted average lives in the tables on pages S-[ ___ ] through S-[ ___ ] were determined on the basis of the following structuring assumptions (the "Structuring Assumptions"):

                       [list of structuring assumptions]

         Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses.

         Based on the foregoing assumptions, the following tables indicate the projected weighted average lives of each Class of Offered Certificates, and set forth the percentages of the Original Certificate Principal Balance of each such Class that would be outstanding after each of the dates shown, at various Prepayment Scenarios.

                             [TABULAR INFORMATION]

                                USE OF PROCEEDS

         The Depositor will apply the net proceeds of the sale of the Offered Certificates against the purchase price of the Mortgage Loans transferred to the Trust Fund.

               CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The Pooling and Servicing Agreement provides that the Trust Fund[, exclusive of the assets held in the Excess Reserve Fund Account, ]will comprise [several Subsidiary REMICs and] a [Master] REMIC organized in a [tiered] "real estate mortgage investment conduit" ("REMIC") structure. [Each Subsidiary REMIC will issue uncertificated regular interests and those interests will be held entirely by the REMIC immediately above it in the tiered structure. Each of the Subsidiary REMICs and] the [Master] REMIC will designate a single class of interests as the residual interest in that REMIC. The Class R Certificates will represent ownership of the residual interests in [each of] the REMIC[s]. Election[s] will be made to treat [each Subsidiary REMIC and] the [Master] REMIC as a REMIC for federal income tax purposes.

         Each Class of Offered Certificates will represent beneficial ownership of regular interests issued by the [Master] REMIC. [In addition, each of the Offered Certificates will represent a beneficial interest in the right to receive payments from the Excess Reserve Fund Account.]

         Upon the issuance of the Offered Certificates, Brown & Wood LLP ("Tax Counsel"), will deliver its opinion concluding, assuming compliance with the Pooling and Servicing Agreement, that for federal income tax purposes [each Subsidiary REMIC and] the [Master] REMIC will qualify as a REMIC within the meaning of section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). [In addition, Tax Counsel will deliver an opinion concluding that the Excess Reserve Fund Account is an "outside reserve fund" that is beneficially owned by the Certificateholders of the Class [__] Certificates]. [Moreover, Tax Counsel will deliver an opinion concluding that the rights of the Certificateholders of the Offered Certificates to receive payments from the Excess Reserve Fund Account represent, for federal income tax purposes, interests in an interest rate cap contract.]

Taxation of Regular Interests

         A Certificateholder of a Class of Offered Certificates will be treated for federal income tax purposes as owning an interest in regular interests in the [Master] REMIC

         Upon the sale, exchange, or other disposition of an Offered Certificate, assuming that an Offered Certificate is held as a "capital asset" within the meaning of section 1221 of the Code, gain or loss on the disposition of an Offered Certificate should, subject to the limitation described below, be capital gain or loss. However, gain attributable to an Offered Certificate will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the Certificateholder's gross income with respect to the regular interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in section 1274(d) of the Code determined as of the date of purchase of the Offered Certificate over (ii) the amount actually included in such Certificateholder's income.

         Interest on a REMIC regular interest must be included in income by a Certificateholder under the accrual method of accounting, regardless of the Certificateholder's regular method of accounting. In addition, a regular interest could be considered to have been issued with original issue discount ("OID"). See "Certain Federal Income Tax Considerations --REMIC Certificates--Regular Certificates--Original Issue Discount and Premium" in the Prospectus. The prepayment assumption that will be used to in determining the accrual of any OID, market discount, or bond premium, if any, will equal the rate described above under "Yield, Prepayment and Maturity Considerations--Weighted Average Lives" for Scenario [___]. No representation is made that the Mortgage Loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the Certificateholder receives currently the cash attributable to such OID.

Status of the Offered Certificates

         The regular interest component of the Offered Certificates will be treated as assets described in section 7701(a)(19)(C) of the Code, and as "real estate assets" under section 856(c)(5)(B) of the Code, generally, in the same proportion that the assets of the Trust Fund[, exclusive of the Excess Reserve Fund Account,] would be so treated. In addition, to the extent a regular interest represents real estate assets under section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of section 856(c)(3) of the Code.

Non-U.S. Persons

         Interest paid to or accrued by a Certificateholder who is a Non-U.S. Person will be considered "portfolio interest", and will not be subject to U.S. federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the Non-U.S. Person and the Non-U.S. Person (i) is not actually or constructively a "10 percent shareholder" of the Trust Fund or a "controlled foreign corporation" with respect to which the Trust Fund is a "related person" within the meaning of the Code and (ii) provides the Trust Fund or other person who is otherwise required to withhold U.S. tax with respect to the Offered Certificates with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Offered Certificate is a Non-U.S. Person and providing the Non-U.S. Person's name and address. If an Offered Certificate is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the Non-U.S. Person that owns the Certificate.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of an Offered Certificate by a Non-U.S. Person will be exempt from United States federal income and withholding tax, provided that
(i) such gain is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Person and (ii) in the case of an individual, the individual is not present in the United States for 183 days or more in the taxable year.

         For purposes of the foregoing discussion, the term "Non-U.S. Person" means any person other than (i) a citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

Prohibited Transactions Tax and Other Taxes

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property (the "Contributions Tax"). The Trust Fund will not accept contributions that would subject it to such tax.

         In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the Trust Fund will recognize net income from foreclosure property subject to federal income tax.

Backup Withholding

         Certain Certificate Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Offered Certificates if the Certificate Owners, upon issuance, fail to supply the Trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

         The Trustee will be required to report annually to the Internal Revenue Service (the "IRS"), and to each Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Offered Certificates (and the amount of interest withheld for federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only holder of record of a Class of Offered Certificates is Cede, as nominee of DTC, the IRS and Certificate Owners of such Class will receive tax and other information, including the amount of interest paid on such Certificates owned, from Participants and Financial Intermediaries rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Financial Intermediaries and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Certificate Owner fail to provide the required certification, the Participants or Financial Intermediaries (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         Such amounts will be deemed distributed to the affected Certificate Owner for all purposes of the related Certificates and the Pooling and Servicing Agreement.

                                  STATE TAXES

         The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

         All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                             ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or a plan or other arrangement subject to the excise tax provisions set forth under section 4975 of the Code (each of the foregoing, a "Plan") from engaging in certain transactions involving such Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.

         Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Offered Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in section 503 of the Code.

         Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

         The U.S. Department of Labor (the "DOL") has granted to Greenwich Capital Markets, Inc. an administrative exemption (Prohibited Transaction Exemption 90-59; Exemption Application No. D-8374) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Trust Fund.

         Among the conditions that must be satisfied for the Exemption to apply are the following:

         (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (2) the rights and interest evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

         (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR") or Fitch IBCA, Inc. ("Fitch" and, together with S&P, Moody's and DCR, the "Exemption Rating Agencies");

         (4) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

         (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

         (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The trust fund must also meet the following requirements:

         (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

         (ii) certificates in such other investment pools must have been rated in one of the three highest generic rating categories by an Exception Rating Agency for at least one year prior to the Plan's acquisition of certificates; and

         (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

         Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust as to which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust;
(iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the Underwriter, the Trustee, the Master Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group").

         It is expected that the Exemption will apply to the acquisition and holding by Plans of the Senior Certificates and that all conditions of the Exemption other than those within the control of the investors will be met.

         Because the characteristics of the Class M and the Class B Certificates may not meet the requirements of PTCE 83-1, the Exemption or any other issued exemption under ERISA, the purchase and holding of Class M and Class B Certificates by a Plan or by individual retirement accounts or other plans subject to section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, initial acquisitions and transfers of the Class M and Class B Certificates will not be registered by the Trustee unless the Trustee receives: (i) a representation from the acquiror or transferee of such Certificate, to the effect that such transferee is not an employee benefit plan subject to section 406 of ERISA or a plan or arrangement subject to section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60. Such representation as described above shall be deemed to have been made to the Trustee by the acquiror or transferee's acceptance of a Class M or Class B Certificate. In the event that such representation is violated, such attempted transfer or acquisition shall be void and of no effect.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                        LEGAL INVESTMENT CONSIDERATIONS

         The Class A Certificates and the Class M Certificates will constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided for in SMMEA. The Class B Certificates will not constitute "mortgage related securities" under SMMEA. Accordingly, many institutions with legal authority to invest in "mortgage related securities" may not be legally authorized to invest in the Class B Certificates.

         There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                            METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement, between the Depositor and the Underwriter (an affiliate of the Depositor), the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Offered Certificates.

         Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling Offered Certificates to or through dealers and such dealers may receive from the Underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of such Offered Certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act").

         The Depositor has been advised by the Underwriter that it intends to make a market in the Offered Certificates but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

         The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Act.

                                 LEGAL MATTERS

         Certain legal matters in connection with the issuance of the Offered Certificates will be passed upon for the Depositor and for the Underwriter by Brown & Wood LLP, New York, New York.

                                    RATINGS

         It is a condition to the issuance of the Offered Certificates that
(i) the Class A Certificates be rated "___" by __________ and ______ (each, a "Rating Agency"" and, together, the "Rating Agencies"), (ii) the M Certificates be rated "__" by ___ and "___" by _______, and the Class B Certificates be rated "___" by ___ .

         The ratings assigned by the Rating Agencies to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. The Rating Agencies' ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such certificates. The Rating Agencies' ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments of the mortgage loans.

         The ratings on the Offered Certificates address the likelihood of the receipt by the holders of the Offered Certificates of all distributions on the Mortgage Loans to which they are entitled. The ratings on the Offered Certificates also address the structural, legal and issuer-related aspects of the Offered Certificates, including the nature of the Mortgage Loans. In general, the ratings on the Offered Certificates address credit risk and not prepayment risk. The ratings on the Offered Certificates do not represent any assessment of the likelihood that principal prepayments of the Mortgage Loans will be made by borrowers or the degree to which the rate of such prepayments might differ from that originally anticipated. [The ratings on the Offered Certificates do not address the likelihood of the payment of any Basis Risk Shortfall Amount.] As a result, the initial ratings assigned to the Offered Certificates do not address the possibility that holders of the Offered Certificates might suffer a lower than anticipated yield in the event of principal payments on the Offered Certificates resulting from rapid prepayments of the Mortgage Loans or the application of the General Excess Available Amount as described herein, or in the event that the Trust Fund is terminated prior to the Assumed Final Maturity Date of the Classes of Offered Certificates.

         The Depositor has not engaged any rating agency other than the Rating Agencies to provide ratings on the Offered Certificates. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. Any rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by the Rating Agencies.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Offered Certificates by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.



                            INDEX OF DEFINED TERMS



Accrual Period...........................................................49
Act......................................................................70
Adjustable Rate Mortgage Loans...........................................16
Adjustment Date..........................................................24
Advance..................................................................36
Allocable Loss Amount....................................................49
Assumed Final Maturity Date..............................................61
Available Funds..........................................................47
Available Funds Cap......................................................54
Balloon Loan.............................................................17
Balloon Payment..........................................................17
Basic Principal Distribution Amount......................................49
Basis Risk Shortfall Amount..............................................54
Beneficial Owner.........................................................42
Book-Entry Certificates..................................................41
Call Option Date.........................................................49
Cede.....................................................................41
Cedel....................................................................41
Cedel Participants.......................................................44
Certificate Owners.......................................................41
Certificate Principal Balance............................................49
Certificateholder........................................................42
Certificates.............................................................41
Class A Principal Distribution Amount....................................49
Class B Principal Distribution Amount....................................50
Class M Principal Distribution Amount....................................50
Closing Date.............................................................61
Code.....................................................................63
Collection Account.......................................................35
Compensating Interest....................................................38
Contributions Tax........................................................65
Cooperative..............................................................44
Cumulative Loss Trigger..................................................53
Cut-off Date.............................................................16
Cut-off Date Principal Balance...........................................16
DCR......................................................................67
Defective Mortgage Loans.................................................35
Definitive Certificate...................................................42
Delayed First Adjustment Mortgage Loan...................................17
Delinquency Percentage...................................................50
Delinquent...............................................................51
Depositor................................................................16
Determination Date.......................................................38
Distribution Account.....................................................35
Distribution Date........................................................41
DOL......................................................................67
DTC...................................................................41, 1
Due Date.................................................................17
Due Period...............................................................51
Eligible Account.........................................................36
Eligible Substitute Mortgage Loan........................................34
ERISA....................................................................66
Euroclear Operator.......................................................44
Euroclear Participants...................................................44
European Depositaries....................................................42
Excess Reserve Fund Account..............................................56
Excess Servicing Fee.....................................................38
Exemption................................................................67
Exemption Rating Agencies................................................67
Extra Principal Distribution Amount......................................51
FICO.....................................................................30
Financial Intermediary...................................................42
Fitch....................................................................67
Fixed Rate Mortgage Loans................................................16
Foreclosure Ratio........................................................32
General Excess Available Amount..........................................51
Global Securities.........................................................1
Gross Margin.............................................................24
Index....................................................................16
Interest Distributable Amount............................................51
IRS......................................................................65
LIBOR Business Day.......................................................55
LIBOR Determination Date.................................................55
Liquidated Mortgage Loan.................................................53
Loss Reimbursement Entitlement...........................................51
Maximum Cap..............................................................55
Maximum Loan Rate........................................................24
Mezzanine Certificates...................................................41
Minimum Loan Rate........................................................24
Monthly Interest Distributable Amount....................................51
Moody's..................................................................67
Mortgage.................................................................17
Mortgage Loan Schedule...................................................33
Mortgage Loans...........................................................16
Mortgage Pool............................................................16
Mortgage Rates...........................................................16
Mortgaged Property.......................................................16
Net Gains/(Losses).......................................................32
Net income from foreclosure property.....................................65
Net Liquidation Proceeds.................................................53
Non-U.S. Person..........................................................64
Offered Certificates.....................................................41
OID......................................................................63
One-Month LIBOR..........................................................55
Original Certificate Principal Balance...................................49
Overcollateralization Deficiency Amount..................................51
Overcollateralization Release Amount.....................................52
Overcollateralization Stepdown Trigger Event.............................53
Overcollateralization Target Amount......................................52
Overcollateralized Amount................................................52
Pass-Through Margin......................................................54
Pass-Through Rate........................................................54
Periodic Rate Cap........................................................24
Plan.....................................................................66
Pooling and Servicing Agreement..........................................33
Prepayment Assumption....................................................61
Prepayment Interest Shortfall............................................38
Prepayment Period........................................................47
Principal Distribution Amount............................................52
Principal Prepayment.....................................................52
Principal Remittance Amount..............................................52
Prohibited Transactions Tax..............................................65
PTCE 95-60...............................................................69
Purchase Price...........................................................34
Rating Agencies..........................................................70
Rating Agency............................................................70
Realized Loss............................................................53
Record Date..............................................................41
Reference Banks..........................................................55
Related Documents........................................................33
Relevant Depositary......................................................42
Relief Act...............................................................37
REMIC....................................................................62
Required Reserve Amount..................................................56
Reserve Interest Rate....................................................55
Residual Certificates....................................................41
Restricted Group.........................................................68
Rolling Delinquency Percentage...........................................53
Rules....................................................................42
S&P......................................................................67
Seller...................................................................30
Senior Certificates......................................................41
Senior Credit Enhancement Percentage.....................................53
Senior Specified Enhancement Percentage..................................53
Servicing Advance........................................................37
Servicing Fee............................................................38
Servicing Fee Rate.......................................................38
SMMEA....................................................................69
Stepdown Date............................................................53
Structuring Assumptions..................................................62
Subordinate Certificates.................................................41
Substitution Adjustment..................................................34
Tax Counsel..............................................................63
Telerate Page 3750.......................................................55
Terms and Conditions.....................................................45
the......................................................................16
Total Portfolio..........................................................32
Trigger Event............................................................53
Trust Fund...............................................................16
Trustee..................................................................37
Trustee Fee..............................................................37
U.S. Person...............................................................5
Unpaid Interest Shortfall Amount.........................................54
Voting Rights............................................................38





                                    ANNEX I

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered [____________________] Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through [any] of The Depository Trust Company ("DTC"), [Cedel or Euroclear]. The Global Securities will be tradable as home market instruments in [both] the [European and] U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         [Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).]

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         [Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.]

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. [As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.]

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         [Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no `lock-up' or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.]

Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

         [Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Cedel or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

         Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a)  borrowing through Cedel or Euroclear for one day
         (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.]

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities [through Cedel or Euroclear] (or through DTC if the holder has an address outside the U.S.[)] will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         Exemption for non-U.S. Persons with effectively connected income (Form 4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or his agent.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.



================================================================================ ===================================================
You should rely only on the information  contained or incorporated
by reference in this  prospectus  supplement and the  accompanying                    $[                    ]
prospectus.  We have not authorized anyone to provide you with                          --------------------
different  information.  We are not offering the  certificates  in                         (Approximate)
any state where the offer is not permitted.

Dealers will deliver a prospectus  supplement and prospectus  when                    Mortgage Backed Certificates
acting as  underwriters  of the  certificates  and with respect to                           Series 199   -
their  unsold  allotments  or  subscriptions.   In  addition,  all                                       - -
dealers  selling  the  certificates  will be required to deliver a prospectus supplement and prospectus until [________ __, 199__.

                    -------------------------                                                  $____ Class A
                                                                                    [Variable Pass-Through Rate]

                                                                                              [$____ Class M
                        TABLE OF CONTENTS                                           [Variable Pass-Through Rate]

                                                              PAGE

                      PROSPECTUS SUPPLEMENT                                                   [$_____Class B
                                                                                    [Variable Pass-Through Rate]

Table of Contents...........................................S-2
Summary of Terms............................................S-3
Risk Factors................................................S-8
The Mortgage Pool...........................................S-15                 GREENWICH CAPITAL ACCEPTANCE, INC.
Underwriting Standards......................................S-28                            (Depositor)
The Master Servicer.........................................S-29
The Pooling and Servicing Agreement.........................S-31                    [                          ]
Description of the Certificates.............................S-38                     --------------------------
Yield, Prepayment and Maturity Considerations...............S-55                     Seller and Master Servicer
Use of Proceeds.............................................S-68
Certain Material Federal Income Tax Consequences............S-59
State Taxes.................................................S-62
ERISA Considerations........................................S-62                         GREENWICH CAPITAL
Legal Investment Considerations.............................S-65                           MARKETS, INC.
Method of Distribution......................................S-65
Legal Matters...............................................S-66
Ratings.....................................................S-66
Index of Defined Terms......................................S-68
Annex I.....................................................A-1

                                                                                       PROSPECTUS SUPPLEMENT

                            PROSPECTUS                                                [               , 199_]

Table of Contents............................................2
Important Notice about Information in this Prospectus
  and Each Accompanying Prospectus Supplement................4
Risk Factors.................................................5
The Trust Fund..............................................12
Use of Proceeds.............................................22
The Depositor...............................................22
Mortgage Loan Program.......................................23
Description of the Certificates.............................25
Credit Enhancement..........................................31
Yield and Prepayment Considerations.........................38
Pooling and Servicing Agreement.............................39
Certain Legal Aspects of the Loans..........................50
Certain Federal Income Tax Consequences.....................86
State Tax Considerations....................................84
ERISA Considerations........................................84
Legal Investment............................................87
Method of Distribution......................................88
Legal Matters...............................................88
Financial Information.......................................89
Available Information.......................................89
Rating......................................................89
Index of Defined Terms......................................90

================================================================================ ===================================================






The information in this prospectus supplment is not complete and may be changed. We may not sell these certificates until the registration statement filed with the Securities and Exchange commission (SEC) is effective. This prospectus supplement is not an offer to sell these certificates and it is not soliciting an offer to buy these certificates in any state where the offer or sale is not permitted.


Consider carefully the risk factors beginning on page S-8 of this prospectus supplement and on page 14 of the prospectus.

The certificates represent obligations of the trust only and do not represent an interest in or obligation of Greenwich Capital Acceptance, Inc., [_______] or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.


                SUBJECT TO COMPLETION, DATED _________ ___, 1998

PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 199__)

                      GREENWICH CAPITAL ACCEPTANCE, INC.
                                   Depositor
      $________ (approximate) Class A, [ %] [Variable Pass-Through Rate]
      $________ (approximate) Class M, [ %] [Variable Pass-Through Rate] $________ (approximate) Class B, [ %] [Variable Pass-Through Rate]

                   Mortgage Backed Certificates, Series 199_-__

The trust will issue [___] classes of certificates. Only the three classes of certificates identified above are being offered by this prospectus supplement and the accompanying prospectus.

The Certificates
o  The Class A certificates will be senior certificates.
o  The Class M certificates will be mezzanine certificates.
o  The Class B certificates will be subordinate certificates.
o Each class of certificates will accrue interest at a rate equal to [one-month LIBOR plus a fixed margin, subject to certain limitations described in this prospectus supplement.

Credit Enhancement
o Overcollateralization - Certain excess interest received from the mortgage loans in the trust will be applied as payments of principal on the offered certificates to establish and maintain a required level of overcollateralization.
o Subordination - The mezzanine certificates and the subordinate certificates are subordinate in right of certain payments to the senior certificates. The Class B Certificates are subordinate to the mezzanine certificates.
o Allocation of Losses - Certain losses may be allocated among the mezzanine and subordinate certificates in reverse order of seniority, which would reduce the principal balances of the certificates affected. Although the outstanding principal balance of the Class A Certificates will not be reduced as a result of realized losses, in some circumstances such losses may reduce the amount of principal ultimately paid to the holders of the Class A Certificates.

Neither the Securities and Exchange Commission (SEC) nor any state securities commission has approved these securities or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The offered certificates are being offered by Greenwich Capital Markets, Inc. from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the depositor with respect to the offered certificates are expected to be approximately $_____________, before deducting issuance expenses payable by the depositor, estimated to be $___________. See "Method of Distribution" in this prospectus supplement.

Delivery of the offered certificates will be made in book-entry form through the facilities of The Depository Trust Company, [Cedel Bank, societe anonyme, and the Euroclear System,] on or about __________________, 199__.

                              -------------------

                        GREENWICH CAPITAL MARKETS, INC.
____________ __, 199__

                               TABLE OF CONTENTS

SUMMARY OF TERMS...........................................................S-3
RISK FACTORS...............................................................S-8
THE MORTGAGE POOL..........................................................S-15
   GENERAL.................................................................S-15
   MORTGAGE LOAN STATISTICS................................................S-15
   ADJUSTABLE RATE MORTGAGE LOANS..........................................S-22
   THE INDEX...............................................................S-28
UNDERWRITING STANDARDS.....................................................S-28
THE MASTER SERVICER........................................................S-29
THE POOLING AND SERVICING AGREEMENT........................................S-31
   GENERAL.................................................................S-31
   ASSIGNMENT OF THE MORTGAGE LOANS........................................S-31
   PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND
     DISTRIBUTION ACCOUNT..................................................S-33
   ADVANCES................................................................S-34
   THE TRUSTEE.............................................................S-35
   SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES................S-36
   VOTING RIGHTS...........................................................S-36
   AMENDMENT...............................................................S-36
   TERMINATION.............................................................S-37
   [OPTIONAL PURCHASE OF DEFAULTED LOANS]..................................S-37
   EVENTS OF DEFAULT.......................................................S-37
   RIGHTS UPON EVENT OF DEFAULT............................................S-38
DESCRIPTION OF THE CERTIFICATES............................................S-38
   GENERAL.................................................................S-38
   BOOK-ENTRY CERTIFICATES.................................................S-39
   PRIORITY OF DISTRIBUTIONS AMONG CERTIFICATES............................S-45
   ALLOCATION OF AVAILABLE FUNDS...........................................S-45
   DEFINITIONS.............................................................S-46
   PASS-THROUGH RATES......................................................S-51
   CALCULATION OF [ONE-MONTH LIBOR]........................................S-51
   APPLICATION OF ALLOCABLE LOSS AMOUNTS...................................S-52
   [EXCESS RESERVE FUND ACCOUNT]...........................................S-53
   REPORTS TO CERTIFICATEHOLDERS...........................................S-53
YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS..............................S-55
   OVERCOLLATERALIZATION PROVISIONS........................................S-56
   [ADDITIONAL INFORMATION]................................................S-57
   WEIGHTED AVERAGE LIVES..................................................S-57
USE OF PROCEEDS............................................................S-58
CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES...........................S-59
   TAXATION OF REGULAR INTERESTS...........................................S-59
   STATUS OF THE OFFERED CERTIFICATES......................................S-60
   NON-U.S. PERSONS........................................................S-60
   PROHIBITED TRANSACTIONS TAX AND OTHER TAXES.............................S-61
   BACKUP WITHHOLDING......................................................S-61
STATE TAXES................................................................S-62
ERISA CONSIDERATIONS.......................................................S-62
LEGAL INVESTMENT CONSIDERATIONS............................................S-65
METHOD OF DISTRIBUTION.....................................................S-65
LEGAL MATTERS..............................................................S-66
RATINGS....................................................................S-66
INDEX OF DEFINED TERMS.....................................................S-68
ANNEX I....................................................................A-1

                               SUMMARY OF TERMS

o This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the certificates, read carefully this entire document and the accompanying prospectus.

o This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus. Some of the information consists of forward-looking statements relating to future economic performance or projections and other financial items. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, and various other matters, all of which are beyond our control. Accordingly, what actually happens may be very different from what we predict in our forward-looking statements.

Offered Certificates

On the closing date, [_____________Trust] will issue [___] classes of certificates, three of which are being offered pursuant to this prospectus supplement and the accompanying prospectus. The assets of the trust that will support the certificates will consist of a pool of [fixed-rate] mortgage loans with a principal balance of approximately $ and [adjustable-rate] mortgage loans with a principal balance of approximately $ as of , 199 . [All of the adjustable rate mortgage loans are indexed to [six-month LIBOR], of which [ ]% have initial fixed rate periods. The mortgage loans will have original terms to maturity ranging from [ ] years to 30 years and will be secured by first liens on one- to four-family residential properties.

Each class of certificates that is being offered will be book-entry securities clearing through DTC [(in the United States) or Cedel or Euroclear (in Europe)] in minimum denominations of $50,000.

Other Certificates

The trust will issue [two] additional classes of certificates. These certificates will be designated the [Class OC and] Class R Certificates and are not being offered to the public pursuant to this prospectus supplement and the prospectus. [The Class OC Certificates will not have an original principal certificate balance.] The Class R Certificates will have an original certificate principal balance of [$100].

See "The Mortgage Pool" and "Dn of the Certificates-- General" and "--Book-Entry Certificates" in this prospectus supplementTrust Fund--The Mortgage Loans--General" in the prospectus.

Cut-off Date

__________ __, 199_

Closing Date

On or about __________ __, 199_

The Depositor

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut   06830
(203) 625-2700

Seller

[--------------------]

Master Servicer

[--------------------]

Trustee

[--------------------]

Designations

Each class of certificates will have different characteristics, some of which are reflected in the following general designations.

o  Offered Certificates
     Class A, Class M and Class B Certificates

o  Senior Certificates
     Class A Certificates

o  Mezzanine Certificates
     Class M Certificates

o  Subordinate Certificates
     Class B Certificates

o  Residual Certificates
     Class R Certificates

o  Book-Entry Certificates
     Class A, Class M and Class B Certificates

o  [Excess Reserve Fund Support Certificates
     Class OC Certificates]

o  Physical Certificates
     [Class OC and] Class R Certificates

Distribution Dates

The trustee will make distributions on the certificates on the __th day of each calendar month beginning on ___________ __, 199_ to the holder of record of the certificates as of the business day preceding such date of distribution. If the __th day of a month is not a business day, then the distribution will be made on the next business day.

Payments on the Certificates

Interest Payments

The pass-through rate for each class of offered certificates will be calculated at the rates specified below, subject to the limitations described under "Description of the Certificates -- Pass-Through Rates" in this prospectus supplement:

Class A       [Index] + __ basis points
Class M       [Index] + __ basis points
Class B       [Index] + __ basis points

Interest payable on the certificates on a distribution date will accrue during the period commencing on the prior distribution date and ending on the day before the current distribution date. The first accrual period will begin on the Closing Date and end on _________ __, 199_. Interest will be calculated on the basis of the actual number of days included in the interest accrual period, based on a 360-day year.

See "Description of the Certificates" in this prospectus supplement.

Payment Priorities

On each distribution date, available funds in the trust will be paid in the following order of priority and subject to the limitations described under "Description of the Certificates--Allocation of Available Funds" in this prospectus supplement:

(i) to the Class A Certificates, as current interest and any previously unpaid interest;

(ii)  as current interest sequentially to the Class M and Class B
      Certificates;

(iii) as principal of the Class A, Class M and Class B Certificates, in that order, to the extent such classes are entitled to receive distributions of principal, up to the aggregate amount received on account of principal of the mortgage loans;

(iv) as principal of the Class A, Class M and Class B Certificates, in that order, to the extent such classes are entitled to receive distributions of principal, up to the amount necessary to achieve the required levels of overcollateralization;

(v) as unpaid interest and reimbursement of certain previously allocated losses, if any, to the Class M and Class B Certificates;

[(vi) to the Class OC Certificates for deposit into a reserve account to cover shortfalls or required reserves, before being released to the Class OC Certificates;] and

(vi)  any remaining amounts to the Class R Certificates.

See "Description of the Certificates" in this prospectus supplement.

Advances

The Master Servicer will make cash advances with respect to delinquent payments of principal and interest to the extent the Master Servicer reasonably believes that the cash advances are recoverable from future payments on the related mortgage loans. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

See "The Pooling and-Advances" in this prospectus supplement.

Optional Termination

The holder of the majority interest in the residual certificates may purchase all of the remaining assets of the trust after the principal balance of the mortgage loans and any real estate owned by the trust declines below 10% of the principal balance of the mortgage loans on [the Cut-off Date].

If the holder of the majority interest in the residual certificates does not exercise this option, then the Master Servicer will have the right to exercise this option. [If the option is not exercised, the offered certificates still outstanding will accrue interest at a higher rate.]

See "The Pooling and ination" and "Description of the Certificates -- Pass-Through Rates" in this prospectus supplement.

Credit Enhancement

The credit enhancements include overcollateralization, subordination and allocation of losses. These credit enhancements are designed to increase the likelihood that certificateholders with a higher payment priority will receive regular payments of interest and principal.

Overcollateralization

The mortgage loans owned by the trust pay interest each month that in the aggregate is expected to exceed the amount needed to pay monthly interest on the offered certificates and certain fees and expenses of the trust. A portion of this excess interest applied to pay principal on the offered certificates, which reduces the principal balance of the certificates at a faster rate than the principal balance on the mortgage loans is being reduced. As a result, the aggregate principal balance of the mortgage loans is expected to exceed the aggregate principal balance of the offered certificates. This feature is referred to as "overcollateralization." The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the mortgage loans to maintain the required level of overcollateralization.

See "Description of the Certificates" in this prospectus supplement.

Subordination and Allocation of Losses

The Class A Certificates will have a payment priority over the mezzanine certificates and the subordinate certificates. The Class M Certificates will have a payment priority over the Class B Certificates.

Subordination is designed to provide the holders of certificates with a higher payment priority protection against losses up to a certain level that are realized when the unpaid principal balance on a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. Losses will first be applied to reduce the overcollateralization amount. Thereafter, loss protection is accomplished by allocating the realized losses first to the subordinate certificates, until the principal amount of the subordinate certificates is reduced to zero. Realized losses would then be allocated to the next most junior class of certificates, the Class M Certificates, until the principal amount of the Class M Certificates is reduced to zero. Although the outstanding principal balance of the Class A Certificates will not be reduced as a result of realized losses, in some circumstances such losses may reduce the amount of principal ultimately paid to the holders of the Class A Certificates.

See "Description of the Certificates" in this prospectus supplement.

Ratings

It is a condition of the issuance of the offered certificates that they be assigned the following ratings by _____________ and _____________.

                       Rating            Rating
                       Agency            Agency
  Class                Rating            Rating
  -----                ------            ------
   A
   M
   B


A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

See "Ratings" in this prospectus supplement.

Tax Status

In the opinion of Brown & Wood LLP, for federal income tax purposes the trust will include [multiple segregated asset pools]. An election will be made to treat [each] pool as a [separate] "real estate mortgage investment conduit" ("REMIC"). Certain classes of certificates that are designated as the regular certificates will constitute "regular interests" in the [Master] REMIC. The Class R Certificates will represent the sole class of "residual interests" in the [Master] REMIC. [The class of certificates designated as the residual certificates will represent the sole class of residual interests in each subsidiary REMIC.]

[The offered certificates will also represent the right to receive payments from the excess reserve fund account. The excess reserve fund account will be treated as an "outside reserve fund" and the right to receive payments from such account will be treated as an interest rate cap agreement for federal income tax purposes. Beneficial owners of the offered certificates will be treated for federal income tax purposes as having purchased an undivided beneficial interest in a regular interest in the [Master] REMIC and as having acquired rights under an interest rate cap agreement, both to the extent of the owner's proportionate interest in the offered certificates. A certificateholder generally will recognize ordinary income equal to such certificateholder's proportionate share of interest and original issue discount, if any, accrued on the offered certificates and will take into account a proportionate share of any payments received under the interest rate cap agreement. A certificateholder's income derived from payments received under the interest rate cap agreement generally must be accounted for under the notional principal contract regulations.]

See "Certain Material Federal Income Tax Consequences" in this prospectus supplement and "Certain Federal Income Tax Consequences" in the prospectus.



ERISA Considerations

It is expected that the Class A Certificates may be purchased by a pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or section 4975 of the Internal Revenue Code of 1986, so long as certain conditions are met. A fiduciary of an employee benefit plan must determine that the purchase of a certificate is consistent with its fiduciary duties under applicable law and does not result in a non-exempt prohibited transaction under applicable law.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.



Legal Investment

The Class A Certificates and Class M Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B Certificates will not be rated in one of the two highest rating categories by a nationally recognized statistical rating organization and, therefore, will not be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

See "Legal Investment Considerations" in this prospectus supplement and "Legal Investment" in the prospectus.


                                 RISK FACTORS

     The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the certificates. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.

Unpredictability
of Prepayments and
Effect on Yields.............Borrowers may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

                             o  If you purchase your certificates at a
                                discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

                             o If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                             o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, those mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on such mortgage loans. In addition, if interest rates decline, adjustable-rate mortgage loan prepayments may increase due to the availability of fixed-rate mortgage loans at lower interest rates. Conversely, if prevailing interest rates rise significantly, the prepayments on fixed-rate and adjustable-rate mortgage loans are likely to decrease.

                             o  [____% of the principal balance of the
                                mortgage loans on [the Cut-off Date] are "balloon loans." Balloon loans generally provide for scheduled monthly payments of principal up to the ___th month with a final lump sum payment in the ___th month. This lump sum payment is substantially larger than the previous scheduled payments. Having balloon loans in the trust may cause the prepayment rate to vary more than if there were no balloon loans, because the borrower generally must refinance the mortgage loan or sell the mortgaged property prior to payment of the lump sum on the maturity date.]

                             o  [Some of the mortgage loans require the
                                mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during periods ranging from [six months] to [five years] after the mortgage loan was originated. A prepayment penalty may discourage a borrower from prepaying the mortgage loan during the applicable period.]

                             o  The Seller may be required to purchase
                                mortgage loans from the trust due to certain breaches of representations and warranties that have not been cured. These purchases will have the same effect on the holders of the offered certificates as a prepayment of the mortgage loans.

                             o So long as the overcollateralization level remains greater than zero, liquidations of defaulted mortgage loans will have the same effect on holders of the Offered Certificates as a prepayment of the related mortgage loans.

                             o If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                                See "Yield, Prepayment and Maturity
                             Considerations" in this prospectus supplement for a description of factors that may influence the rate and timing of prepayments on the mortgage loans.

Potential Inadequacy
of Credit Enhancement........The certificates are not insured by any financial guaranty insurance policy. The
                             overcollateralization, subordination and allocation of loss features described in the summary are intended to enhance the likelihood that holders of the Class A Certificates will receive regular payments of interest and principal.

                             If delinquencies or defaults occur on the mortgage loans, neither the Master Servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if such advances are not likely to be recovered. We cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of such delinquencies or defaults.

                             If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, investors, particularly investors in the subordinate certificates, may lose their initial investment.

Overcollateralization........Because the weighted average of the interest rates on the mortgage loans is expected to be higher than the weighted average of the interest rates on the certificates, the mortgage loans are expected to generate more interest than is needed to pay interest owed on the certificates as well as certain fees and expenses of the trust. Any remaining interest will then be used to compensate for losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest will be used to create and maintain overcollateralization. We cannot assure you, however, that enough excess interest will be generated to maintain the overcollateralization level required by the rating agencies. The factors described below will affect the amount of excess interest that the mortgage loans will generate.

                             o Every time a mortgage loan is prepaid, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest or, in the case of a partial prepayment, will be generating less interest.

                             o Every time a mortgage loan is liquidated or written off, excess interest will be reduced because such mortgage loans will no longer be outstanding and generating interest.

                             o........If the rates of delinquencies, defaults
                                or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available on such date to pay certificateholders.

                             o The mortgage loans have rates that are fixed or that adjust based on an index that is different from the index used to determine rates on the certificates. As a result, interest rates on the certificates may increase relative to interest rates on the mortgage loans, requiring that more of the interest generated by the mortgage loans be applied to cover interest on the certificates.

Subordination................When certain classes of certificates provide credit enhancement for other classes of
                             certificates, this form of credit enhancement is referred to as "subordination." For any particular class, "related junior class" means the class that is subordinate to such class. The order of seniority, beginning with the most senior class, is Class A, Class M and Class B.

                             Credit enhancement is provided for the
                             certificates first by the right of the holders of certain classes of certificates to receive certain payments of interest prior to the related junior classes and certain payments of principal prior to the related junior classes. This form of credit enhancement is provided solely from collections on the mortgage loans otherwise payable to the holders of the related junior classes. Credit enhancement also is provided by the allocation of realized losses first to the related junior classes. Accordingly, if the aggregate principal balance of the related junior classes were to be reduced to zero, delinquencies and defaults on the mortgage loans would reduce the amount of funds available for monthly payments to holders of the remaining certificates.

                                  See "Description of the Certificates" in this
                             prospectus supplement and "Credit Enhancement -- Subordination" in the prospectus.

[Risk of Limitations
to Adjustments of
the Loan Rates...............The offered certificates accrue interest at pass-through rates based on the [one-month LIBOR] index plus a specified margin, but are subject to certain caps. The caps on interest paid on the certificates are based on the weighted average of the interest rates on the mortgage loans in the trust net of certain trust expenses. The trust includes [fixed-rate] and [adjustable-rate mortgage loans with rates that are based on the [six-month LIBOR] index]. The adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to the mortgage loan rate. As a result, the offered certificates may accrue less interest than they would accrue if their rates were based solely on the one-month LIBOR index plus the specified margin. If this circumstance occurred, the value of the offered certificates may be temporarily or permanently reduced.

                                  A variety of factors could limit the
                             pass-through rates on the offered certificates in a rising interest rate environment. Some of these factors are described below.

                             o The trust includes fixed-rate mortgage loans on which the rate of interest does not adjust.

                             o The [one-month LIBOR] index used to calculate the pass-through rates on the offered certificates is different from the index used to calculate the loan rates on the adjustable-rate mortgage loans in the trust.

                             o The pass-through rates adjust monthly while the loan rates on the adjustable-rate mortgage loans adjust less frequently, [and some adjustable-rate mortgage loans have initial fixed rate periods of [ ] to [ ] years following the date of origination.]

                             o It is possible that interest rates on the adjustable-rate mortgage loans may decline while interest rates on the certificates are stable or rising. It is also possible that interest rates on both the adjustable-rate mortgage loans and the certificates may decline or increase during the same period, but that the interest rates on the certificates may decline more slowly or increase more rapidly.

                                  These factors may adversely affect the yields
                             to maturity on the offered certificates.]

Prepayment Interest
Shortfalls...................When a mortgage loan is prepaid in full, the borrower is charged interest only up to the date on which payment is made, rather than for an entire month. This may result in a shortfall in interest collections available for payment on the next distribution date. [The Master Servicer is required to cover a portion of the shortfall in interest collections that are attributable to prepayments, but only up to the Master Servicer's servicing fee for the related one-month accrual period.]

Underwriting Standards and
Default Risks................The mortgage loans were originated by [various originators],  [none of which is  affiliated  with
                             the   Depositor].   [Discussion  of   originators'
                             underwriting standards]

Risks of Early Default.......Defaults on mortgage loans are generally expected to occur more frequently in the early years of the terms of mortgage loans. [Many of] the mortgage loans in the trust were originated [within twelve months prior to ________ __, 199_.]

Geographic Concentration.....The following chart reflects the [_____] states with highest concentrations of mortgage loans in the trust based on the initial pool principal balance.

                                             [Table]

                                  In addition, the conditions below will have
                             a disproportionate impact on the mortgage loans in general.

                             o Economic conditions in [___________] (which may or may not affect real property values) may affect the ability of borrowers to repay their loans on time.

                             o  Declines in the [_______, ________, and
                                _________] residential real estate markets may reduce the values of properties located in those states, which would result in an increase in the loan-to-value ratios.

                             o Any increase in the market value of properties located in [_______, ________, and _________]
                                would reduce the loan-to-value ratios and could, therefore, make alternative sources of financing available to the borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.

Certificates May Not Be
Appropriate for Certain
Investors....................The offered certificates may not be an appropriate investment for investors who do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of offered certificates. This may be the case because, among other things:

                             o The yield to maturity of offered certificates purchased at a price other than par will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans.

                             o The rate of principal distributions on and the weighted average lives of the offered certificates will be sensitive to the uncertain rate and timing of principal prepayments on the mortgage loans and the priority of principal payments among the classes of certificates. Therefore, the offered certificates may be an inappropriate investment if you are an investor that requires a payment of a particular amount of principal on a specific date or an otherwise predictable stream of payments.

                             o You may be unable to reinvest amounts received as principal on an offered certificate at a rate comparable to the pass-through rate applicable to the certificate. In general, principal prepayments are expected to be greater during periods of relatively low interest rates.

                             o  A market for resale of the offered
                                certificates may not develop or provide
                                certificateholders with liquidity of
                                investment.

                                  You should also carefully consider the
                             further matters discussed under the heading
                             "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and under the heading "Risk Factors" in the prospectus.

Year 2000 Systems Risk.......In the event that the computer systems of the
                             Trustee and the Master Servicer fail to be year 2000 compliant, the resulting potential disruptions in the collection or distribution of funds could adversely affect your investment.

Liquidity....................Greenwich Capital Markets, Inc. intends to make a secondary market in the classes of certificates actually purchased by it, but it has no obligation to do so. There is no assurance that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                                  The secondary markets for mortgage backed
                             securities have experienced periods of
                             illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.


                               THE MORTGAGE POOL

General

     [____________] (the "Trust Fund") will consist of a pool of closed-end, [fixed-rate and adjustable-rate] mortgage loans (the "Mortgage Pool") secured by conventional, one- to four-family, first lien mortgage loans having original terms to maturity ranging from [_] to 30 years (the "Mortgage Loans"). All Mortgage Loan statistics set forth herein are based on principal balances, interest rates, terms to maturity, mortgage loan counts and similar statistics as of __________ ___, 199_ (the "Cut-off Date"), unless indicated to the contrary herein. All weighted averages specified herein are weighted based on the principal balances of the Mortgage Loans as of the Cut-Off Date (the "Cut-off Date Principal Balance"). References to percentages of the Mortgage Loans mean percentages based on the aggregate of the principal balances of the Mortgage Loans (the "Pool Principal Balance") as of the Cut-off Date, unless otherwise specified.

     The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties (as defined herein) is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the principal payments received on or before such date. Prior to the issuance of the Certificates by the Trust, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if Financial Asset Securities Corp. (the "Depositor") deems such removal necessary or desirable, and may be prepaid at any time. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Certificates unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. The Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Certificates are issued, although the range of the interest rates on the individual Mortgage Loans (the "Mortgage Rates") and maturities and certain other characteristics of the Mortgage Loans may vary.

Mortgage Loan Statistics

     The Mortgage Pool will consist of approximately [________] conventional, [fixed-rate and adjustable-rate] Mortgage Loans secured by first liens on residential real property (the "Mortgaged Property"). The Mortgage Loans have original terms to maturity ranging from [___] years to 30 years. The Mortgage Pool consists of [fixed-rate Mortgage Loans (the "Fixed Rate Mortgage Loans")], which will consist of approximately [________] Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $[__________] and [adjustable-rate Mortgage Loans (the "Adjustable Rate Mortgage Loans")], which will consist of approximately [_______] Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $[___________], in each case after application of payments of principal due on or before the Cut-off Date whether or not received, and in each case subject to a permitted variance of plus or minus [5]%. [Each Adjustable Rate Mortgage Loan provides for [semi-annual] adjustment to the mortgage rate thereon based on [six-month London interbank offered rates for United States dollar deposits] (the "Index") and for corresponding adjustments to the monthly payment amount due thereon, in each case subject to the limitations described under "--Adjustable Rate Mortgage Loans" herein; provided that in the case of [_____]% of the Adjustable Rate Mortgage Loans, the first adjustment for such Mortgage Loan will occur after an initial period of [___] years, by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (each such Mortgage Loan described in this proviso, a "Delayed First Adjustment Mortgage Loan").]

         The Mortgage Loans are secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage") creating first liens on one- to four-family residential properties consisting of detached or semi-detached one- to four-family dwelling units and individual condominium units. [Approximately [______]% of the Mortgage Loans had a Loan-to-Value Ratio at origination in excess of 80%.] There can be no assurance that the Loan-to-Value Ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original Loan-to-Value Ratio. The Mortgage Loans have scheduled monthly payments due on [the first day of the month] (with respect to each Mortgage Loan, a "Due Date"), [except for approximately [____]% of the Mortgage Loans which have Due Dates on other dates during the month.] [Each Mortgage Loan will contain a customary "due-on-sale" clause.]

     [Approximately [_____]% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within [______] from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related Mortgage Note and is generally equal to [______].

     [___] Fixed Rate Mortgage Loans comprising approximately [____]% of the Pool Principal Balance as of the Cut-off Date are balloon payment mortgage loans (each, a "Balloon Loan"). Each Balloon Loan amortizes over [360] months, but the final payment (the "Balloon Payment") on each Balloon Loan is due and payable on the Due Date of the [___]th month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment on the Mortgage Loan for the period prior to the Due Date of such Balloon Payment.

     Each Mortgage Loan had a Loan Rate of not less than [___]% per annum and not more than [_____]% per annum and as of the Cut-off Date the weighted average Loan Rate was approximately [____]% per annum.

     The weighted average remaining term to maturity of the Mortgage Loans will be approximately [___] months as of the Cut-off Date. [None of the Mortgage Loans will have a first Due Date prior to __________ __, 19__ or after ___________ __, 199_ or will have a remaining term to maturity of less than [___] months or greater than 30 years as of the Cut-off Date.] The month of the latest maturity date of any Mortgage Loan is ___________ 20__].

     The average principal balance of the Mortgage Loans at origination was approximately $[________]. The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $[_________].

     No Mortgage Loan had a principal balance as of the Cut-off Date of greater than approximately $[____________] or less than approximately $[_______]. The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                                 Principal Balances of the Mortgage Loans as of the Cut-off Date(1)

                                                                                                % of Aggregate
                                                  Number of       Principal Balance           Principal Balance
                                                  Mortgage        Outstanding as of           Outstanding as of
            Principal Balance ($)                   Loans          the Cut-off Date           the Cut-off Date
   -----------------------------------------    --------------   ---------------------    ------------------------

                                                                 $                                       %
                                                --------------   ---------------------    ------------------------
        Total...............................                     $                                100.00%
                                                ==============   =====================    ========================
----------------------
(1) The average principal balance of the Mortgage Loans as of the Cut-off Date was $[______].



                                         Original Terms to Maturity of the Mortgage Loans(1)

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
Original Term (months)              of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------

                                                                      $                               %




                                    -------------------      ------------------------     -----------------------
     Total...................                                         $                         100.00%
                                    ===================      ========================     =======================
--------------------
(1) The weighted average original term to maturity of the Mortgage Loans was [___] months.




                                                Property Types of the Mortgage Loans

                                                                                              % of Aggregate
                                          Number                Principal Balance           Principal Balance
                                       of Mortgage              Outstanding as of           Outstanding as of
        Property Type                     Loans                 the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------

                                                                                                      %
2-4 Units....................                                        $
Condominium..................
Manufactured Housing.........
PUD..........................
Single Family Detached.......
 Unknown.....................
                                    -------------------      ------------------------     -----------------------
     Total...................                                        $                         100.00%
                                    ===================      ========================     =======================




                                               Occupancy Status of the Mortgage Loans

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
Occupancy Status                    of Mortgage Loans            the Cut-off Date            the Cut-off Date
-------------------------------     -------------------      -------------------------    -----------------------

Investor.....................                                        $                                 %
Primary......................
Second Home..................
                                    -------------------      -------------------------    -----------------------
     Total...................                                        $                          100.00%
                                    ===================      =========================    =======================




                                                    Purpose of the Mortgage Loans

                                                                                              % of Aggregate
                                          Number                Principal Balance           Principal Balance
                                       of Mortgage              Outstanding as of           Outstanding as of
           Purpose                        Loans                 the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------

Equity Refinance.............                                       $                                  %
Purchase.....................
Rate/Term Refinance..........
                                    -------------------      ------------------------     -----------------------
     Total...................                                       $                           100.00%
                                    ===================      ========================     =======================



                                                Loan Rates of the Mortgage Loans (1)

                                                                                              % of Aggregate
                                                                Principal Balance           Principal Balance
                                          Number                Outstanding as of           Outstanding as of
        Loan Rate (%)               of Mortgage Loans           the Cut-off Date             the Cut-off Date
-------------------------------     -------------------      ------------------------     -----------------------

                                                                     $                                  %








                                    -------------------      ------------------------     -----------------------
 Total.......................                                        $                           100.00%
                                    ===================      ========================     =======================
------------------
(1) The weighted average Loan Rate of the Mortgage Loans as of the Cut-off Date was [____]%.




                                       Original Loan-to-Value Ratios of the Mortgage Loans(1)

                                                                                               % of Aggregate
                                                                     Principal Balance        Principal Balance
                                                   Number            Outstanding as of        Outstanding as of
     Original Loan-to-Value Ratio(%)          of Mortgage Loans      the Cut-off Date         the Cut-off Date
-------------------------------------------   ------------------   ----------------------    --------------------

                                                                          $                               %
















                                              ------------------   ----------------------    --------------------
   Total.......................                                           $                       100.00%
                                              ==================   ======================    ====================
------------------
(1) The weighted average original Loan-to-Value Ratio of the Mortgage Loans was [_____]%.




                                         Geographic Distribution of the Mortgaged Properties

                                                                                               % of Aggregate
                                                                     Principal Balance        Principal Balance
                                                   Number            Outstanding as of        Outstanding as of
Location                                      of Mortgage Loans      the Cut-off Date         the Cut-off Date
-------------------------------------------   ------------------   ----------------------    --------------------

                                                                           $                             %

















































                                              ------------------   ----------------------    --------------------
 Total...................................                                  $                     100.00%
                                              ==================   ======================    ====================
-------------------







                                                        Prepayment Charges(1)

                                                                                               % of Aggregate
                                                                     Principal Balance        Principal Balance
                                                   Number            Outstanding as of        Outstanding as of
                  Months                      of Mortgage Loans      the Cut-off Date         the Cut-off Date
-------------------------------------------   ------------------   ----------------------    --------------------

                                                                         $                               %







                                              ------------------   ----------------------    --------------------
     Total...............................                                $                        100.00%
                                              ==================   ======================    ====================
--------------------
 (1)  Prepayment charges are assessed on any Mortgage Loans prepaid in full or in part within the specified number of months.




                                           Loan Rates of the Fixed Rate Mortgage Loans(1)

                                                                                               % of Aggregate
                                                                                             Principal Balance
                                                                                               of Fixed Rate
                                          Number              Principal Balance                Mortgage Loans
                                       of Mortgage            Outstanding as of              Outstanding as of
          Loan Rate (%)                   Loans                the Cut-off Date               the Cut-off Date
---------------------------------    -----------------    ---------------------------     -------------------------

                                                                $                                       %








                                     -----------------    ---------------------------     -------------------------
    Total.............                                          $                                  100.00%
                                     =================    ===========================     =========================
--------------------
(1)The weighted average Loan Rate of the Fixed Rate Mortgage Loans as of the Cut-off Date was  [_______]% per
annum.



Adjustable Rate Mortgage Loans

     Each Adjustable Rate Mortgage Loan provides for [semi-annual] adjustment to the Loan Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided that the first adjustment for such Mortgage Loan will occur after an initial period of [__________] in the case of [____]% of the Adjustable Rate Mortgage Loans, by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date. On each Adjustment Date for each Adjustable Rate Mortgage Loan, the Loan Rate thereon will be adjusted to equal the sum, [rounded to the nearest multiple of 0.125%,] of the Index (as described below) and a fixed percentage amount (the "Gross Margin"); [provided, however, that the Loan Rate on each such Mortgage Loan generally will not increase or decrease by more than 1.50% per annum on any related Adjustment Date (the "Periodic Rate Cap"), except that each such Mortgage Loan may increase or decrease by a higher percentage per annum on the initial Adjustment Date.] Each Loan Rate on each such Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Mortgage Loan (the "Maximum Loan Rate") or be less than a specified minimum Loan Rate over the life of such Mortgage Loan (the "Minimum Loan Rate"). The Delayed First Adjustment Mortgage Loans have a weighted average Periodic Rate Cap of approximately [___]% per annum. Effective with the first monthly payment due on each Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. See "--The Index" below. None of the Adjustable Rate Mortgage Loans permits the related mortgagor to convert the adjustable Loan Rate thereon to a fixed Loan Rate.

     The Adjustable Rate Mortgage Loans had Loan Rates as of the Cut-off Date of not less than [______]% per annum and not more than [_____]% per annum and the weighted average Loan Rate was approximately [_____]% per annum. As of the Cut-off Date, the Adjustable Rate Mortgage Loans had Gross Margins ranging from [_______]% to [______]%, Minimum Loan Rates ranging from [_____]% per annum to [_____]% per annum and Maximum Loan Rates ranging from [_____]% per annum to [_____]% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately [_____]%, the weighted average Minimum Loan Rate was approximately [_____]% per annum [(exclusive of the Mortgage Loans that do not have a Minimum Loan Rate)] and the weighted average Maximum Loan Rate was approximately [_____]% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable Rate Mortgage Loan occurs in [_______ 199_] and the weighted average next Adjustment Date for all of the Adjustable Rate Mortgage Loans following the Cut-off Date is [_______ 200_].

     The Adjustable Rate Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding) and the percentages set forth in the tables are percentages of the Adjustable Rate Mortgage Loans as of the Cut-off Date.



                                         Loan Rates of the Adjustable Rate Mortgage Loans(1)

                                                                                           % of Aggregate
                                                                                         Principal Balance
                                                                                         of Adjustable Rate
                                                             Principal Balance             Mortgage Loans
                                      Number of              Outstanding as of           Outstanding as of
Loan Rate (%)                      Mortgage Loans            the Cut-off Date             the Cut-off Date
------------------------------    -------------------    ------------------------    --------------------------
                                                                 $                                %








                                  -------------------    ------------------------    --------------------------
      Total.....................................           $                               100.00%
                                  ===================    ========================    ==========================
-------------------
         (1)The weighted average Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was
[_______]% per annum.



                                     Maximum Loan Rates of the Adjustable Rate Mortgage Loans(1)

                                                                                        % of Aggregate
                                                                                       Principal Balance
                                                                                      of Adjustable Rate
                                                             Principal Balance          Mortgage Loans
                                         Number of           Outstanding as of         Outstanding as of
Maximum Loan Rate (%)                  Mortgage Loans         the Cut-off Date         the Cut-off Date
------------------------------      -------------------  ------------------------  ----------------------

                                                                $                                   %









                                    -------------------  ------------------------  ----------------------
                                                                $                              100.00%
                                    ===================  ========================  ======================

------------------
(1)The weighted average Maximum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was
approximately [____]% per annum.




                            Minimum Loan Rates of the Adjustable Rate Mortgage Loans(1)

                                                                                        % of Aggregate
                                                                                        Principal Balance
                                                                                      of Adjustable Rate
                                                             Principal Balance          Mortgage Loans
                                          Number of           Outstanding as of         Outstanding as of
Minimum Loan Rate (%)                  Mortgage Loans         the Cut-off Date         the Cut-off Date
-----------------------------------   -----------------   -------------------------  ----------------------

                                                                  $                                      %








                                           -----------------   -------------------------  ----------------------
     Total..........................                              $                               100.00%
                                           =================   =========================  ======================
--------------------
(1)The weighted average Minimum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was
approximately [___]% per annum.






                                       Gross Margins of the Adjustable Rate Mortgage Loans(1)

                                                                               % of Aggregate
                                                                              Principal Balance
                                                                              of Adjustable Rate
                                    Number           Principal Balance           Mortgage Loans
                                 of Mortgage         Outstanding as of          Outstanding as of
Gross Margins (%)                   Loans            the Cut-off Date           the Cut-off Date
----------------------------   -----------------  ------------------------   ------------------------

                                                        $                                      %




























                                          =================  ========================   ========================
   Total..................                                      $                                   100.00%
                                          =================  ========================   ========================
------------------
(1)The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Cut-off Date was
approximately [_____]%.





                                     Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                                                  % of Aggregate
                                                                                 Principal Balance
                                                                               of Adjustable Rate
                                                      Principal Balance            Mortgage Loans
                                  Number of          Outstanding as of           Outstanding as of
Next Adjustment Date            Mortgage Loans        the Cut-off Date           the Cut-off Date
----------------------------   -----------------   -----------------------   ------------------------

                                                         $                                   %








































                                -----------------   -----------------------   ------------------------
   Total..................                               $                             100.00%
                                =================   =======================   ========================




                      Initial Fixed Term/Subsequent Adjustable Rate Term of the Adjustable Rate Mortgage Loans

                                                                                               % of Aggregate
                                                                                             Principal Balance
                                                                                             of Adjustable Rate
                                                                  Principal Balance            Mortgage Loans
  Initial Fixed Term/Subsequent                Number of          Outstanding as of          Outstanding as of
  Adjustable Rate Term                       Mortgage Loans        the Cut-off Date           the Cut-off Date
----------------------------------------    -----------------   -----------------------   -------------------------

                                                                       $                                 %



                                            -----------------   -----------------------   -------------------------
   Total...................................                            $                          100.00%
                                            =================   =======================   =========================



                                Initial Adjustment Rate Caps of the Adjustable Rate Mortgage Loans(1)

                                                                                               % of Aggregate
                                                                                             Principal Balance
                                                                                             of Adjustable Rate
                                                                  Principal Balance            Mortgage Loans
                                               Number of          Outstanding as of          Outstanding as of
Initial Periodic Rate Cap (%)                Mortgage Loans        the Cut-off Date           the Cut-off Date
----------------------------------------    -----------------   -----------------------   -------------------------
                                                                      $                                     %




                                            ---------------   -------------------------   -------------------------
   Total...............................                               $                              100.00%
                                            ===============   =========================   =========================
------------------
(1)Relates solely to initial rate adjustments.



                               Subsequent Periodic Rate Caps of the Adjustable Rate Mortgage Loans(1)

                                                                                               % of Aggregate
                                                                                             Principal Balance
                                                                                             of Adjustable Rate
                                                                 Principal Balance             Mortgage Loans
                                              Number of          Outstanding as of           Outstanding as of
Periodic Rate Cap (%)                       Mortgage Loans        the Cut-off Date            the Cut-off Date
----------------------------------------    ---------------   -------------------------   -------------------------

                                                                $                                         %


                                            ===============   =========================   =========================
   Total.............................                           $                                 100.00%
                                            ===============   =========================   =========================
------------------
(1)Relates to all rate adjustments subsequent to initial rate adjustments.



The Index

     As of any Adjustment Date, the Index applicable to the determination of the Loan Rate on each Adjustable Rate Mortgage Loan will be
[________________].

     In the event that the Index becomes unavailable or otherwise unpublished, the Master Servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

                            UNDERWRITING STANDARDS

     All of the Mortgage Loans have been [originated by, or purchased in the secondary market by], [__________] (the "Seller") in the ordinary course of its business. The Mortgage Loans were purchased from [___________], representing [___]% of the Pool Principal Balance as of the Cut-Off Date. Each entity from which the Seller purchased the Mortgage Loans has represented and warranted that each of the Mortgage Loans sold by it was underwritten in accordance with standards utilized by it or the applicable originator in originating mortgage loans generally comparable to such Mortgage Loans during the period of origination. As described herein under "The Pooling and Servicing Agreement--Assignment of the Mortgage Loans," the Seller, as Seller, will make certain representations and warranties to the Trustee regarding the Mortgage Loans. In the event of a breach that materially and adversely affects the Certificateholders, the Seller will be obligated either to cure such breach or repurchase or replace each affected Mortgage Loan.

     Underwriting standards are applied by or on behalf of a lender to evaluate a borrower's credit standing and repayment ability, and the value and adequacy of the related mortgaged property as collateral. In general, a prospective borrower applying for a loan is required to fill out a detailed application designed to provide the underwriting officer pertinent credit information. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expense, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy.

         When the Seller [originates or acquires] a mortgage loan, the borrower's credit report is reviewed. [Generally, each credit report provides a credit score] for the borrower. The credit score is based upon the credit evaluation methodology developed by [_______] (the "SCORING COMPANY") a consulting firm specializing in creating evaluation predictive models through a high number of variables components. Scoring Company scores generally range from [___] to [___] and are available from three major credit bureaus: Experian (formerly TRW), Equifax and Trans Union. These scores estimate, on a relative basis, which loans are most likely to default in the future. Lower scores imply higher default risk relative to a higher score. Scoring Company scores are empirically derived from historical credit bureau data and represent a numerical weighing of a borrower's credit characteristics over a two-year period. A Scoring Company score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history. Attributes are specific values of each characteristic. A scorecard (the model) is created with weights or points assigned to each attribute. An individual loan applicant's credit score is derived by adding together the attribute weights for the applicant. With respect to the Mortgage Loans, [_____]% have credit scores for the borrowers and their weighted average Scoring Company score was [____] at the time of scoring.]

                              THE MASTER SERVICER

     The information set forth in the following paragraphs has been provided by [_________________]. None of the Depositor, the Trustee, the Underwriter or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of such information.

     The following table sets forth, for the servicing portfolio serviced by the Master Servicer as of [December 31, 1996, as of December 31, 1997 and as of September 30, 1998], certain information relating to the delinquency experience (including loans in foreclosure included in the Master Servicer's servicing portfolio (which portfolio does not include mortgage loans that are subserviced by others)) at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until it is one month past due on a contractual basis. The information contained in the monthly remittance reports which will be sent to investors will be compiled using the same methodology as that used to compile the information contained in the table below.



                                 As of                                As of                                 As of
                           December 31, 1996                   December 31, 1997                   September 30, 1998
                   ---------------------------------  ----------------------------------  -----------------------------------
                                             Percent                     Percent   Percent                               Percent
                   By No.  By       Percent  By        By No.             By No.   By        By No.             Percent  By
                   of      Dollar   By No.   Dollar    of      By Dollar  of       Dollar    of      By Dollar  By No.   Dollar
                   Loans   Amount  of Loans  Amount    Loans    Amount    Loans    Amount    Loans    Amount   of Loans  Amount
                   -----   ------  --------  -------   -----   ---------  -------  -------   -----   --------- --------  ---------


Total Portfolio...                  100.00%  100.00%                      100.00%  100.00%                     100.00%   100.00%

Period of
Delinquency:

    30-59 Days....

    60-89 Days....

    90 Days or
      more..............

Total Delinquent
  Loans...........

Loans in
  Foreclosure(1)..


---------------
(1)  Loans in foreclosure are also included under the heading "Total Delinquent Loans."




     The following tables set forth, [December 31, 1996, as of December 31, 1997 and as of September 30, 1998], certain information relating to the foreclosure, REO and loan loss experience of mortgage loans included in the Master Servicer's servicing portfolio [(which portfolio does not include mortgage loans that are subserviced by others)] at the end of the indicated periods.



                                                          Real Estate Owned
                                                        (Dollars in Thousands)
                             -----------------------------------------------------------------------------
                                                                                         As of
                                     As of                    As of                  September 30,
                               December 31, 1996        December 31, 1997                1998
                             -----------------------------------------------------------------------------
                               By No.       By        By No.         By          By No.         By
                                of        Dollar       of          Dollar         of          Dollar
                               Loans      Amount      Loans        Amount        Loans        Amount
                             -----------------------------------------------------------------------------



Total Portfolio...........
Foreclosed Loans(1).......
Foreclosed Ratio(2).......

(1)  For the purposes of these tables,  Foreclosed  Loans means the principal  balance of mortgage loans secured by mortgaged properties the title to which has been acquired by the Master Servicer.

(2)  The Foreclosure  Ratio is equal to the aggregate  principal  balance or number of Foreclosed  Loans divided by the aggregate  principal  balance,  or number, as applicable,  or mortgage loans in the total portfolio at the end of the indicated period.




                                                                Loan Gain/(Loss) Experience
                                                                  (Dollars in Thousands)
                                          ----------------------------------------------------------------------
                                                  As of                    As of                   As of
                                            December 31, 1996        December 31, 1997      September 30, 1998
                                          -----------------------  -----------------------  --------------------

Total Portfolio (1)....................
Net Gains/(Losses) (2).................
Net Gains/(Losses) as a Percentage of
Total Portfolio.........................

----------------
(1)"Total  Portfolio" on the date stated above is the principal  balance of the mortgage  loans  outstanding on the last day of the period.

(2)"Net  Gains/(Losses)"  are actual gains or losses  incurred on liquidated  properties and shortfall  payoffs for each  respective  period.  Gains or losses on liquidated  properties are calculated as net sales proceeds less book value  (exclusive  of loan  purchase  premium or  discount).  Shortfall  payoffs  are  calculated  as the difference between principal payoff amount and unpaid principal at the time of payoff.



     It is unlikely that the delinquency experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency experience of the Master Servicer's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the Master Servicer's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool. There can be no assurance that the Mortgage Loans comprising the Mortgage Pool will perform consistent with the delinquency or foreclosure experience described herein. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the Master Servicer. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Pool.

     [The Master Servicer is in the process of completing its compliance goals in connection with the year 2000 issue. The year 2000 issue is the result of prior computer programs being written using two digits, rather than four digits, to define the applicable year. Any of the Master Servicer's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. Any such occurrence could result in major computer system failure or miscalculations. The Master Servicer is presently engaged in various procedures to ensure that their computer systems and software will be year 2000 compliant.

     However, in the event that the Master Servicer, or any of its suppliers, customers, brokers or agents do not successfully and timely achieve year 2000 compliance, the performance of obligations of the Master Servicer under the Pooling and Servicing Agreement could be materially adversely affected.]

                      THE POOLING AND SERVICING AGREEMENT

General

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement, dated as of ____________ __, 199__ (the "Pooling and Servicing Agreement"), among the Depositor, the Seller, the Master Servicer and the Trustee. The Trust Fund created under the Pooling and Servicing Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related mortgage notes, Mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date, together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of Certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Pooling and Servicing Agreement and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Seller. The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Trustee.

Assignment of the Mortgage Loans

     On the Closing Date the Depositor will transfer to the Trust Fund all of its right, title and interest in and to each Mortgage Loan, the related mortgage notes, mortgages and other related documents (collectively, the "Related Documents"), including all scheduled payments with respect to each such Mortgage Loan due after the applicable Cut-off Date. The Trustee, concurrently with such transfer, will deliver the Certificates to the Depositor. Each Mortgage Loan transferred to the Trust Fund will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee pursuant to the Pooling and Servicing Agreement. Such schedule will include information such as the Principal Balance of each Mortgage Loan as of the Cut-off Date, its Loan Rate as well as other information.

     The Pooling and Servicing Agreement will require that, within the time period specified therein, the Seller will deliver or cause to be delivered to the Trustee (or a custodian, as the Trustee's agent for such purpose) the Mortgage Loans endorsed to the Trustee on behalf of the Certificateholders and the Related Documents. In lieu of delivery of original Mortgages, if such original is not available, the Seller may deliver or cause to be delivered true and correct copies thereof, together with a lost note affidavit executed by the Seller.

         Within [___] days of the Closing Date, the Trustee will review the Mortgage Loans and the Related Documents pursuant to the Pooling and Servicing Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within [___]days following notification thereof to the Seller by the Trustee, the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the effect that such substitution will not [disqualify the Trust Fund as a REMIC or] result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the Loan Rate (net of the Servicing Fee Rate and the Trustee Fee) through the end of the calendar month in which the purchase is effected, plus the amount of any unreimbursed Advances and Servicing Advances made by the Master Servicer. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders.

         In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan.

         An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate, with respect to a Fixed Rate Mortgage Loan, not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan or, with respect to an Adjustable Rate Mortgage Loan, have a Maximum Loan Rate and Minimum Loan Rate not less than the respective rate for the Defective Mortgage Loan and have a Gross Margin equal to or greater than the Defective Mortgage Loan; (iii) have the same Due Date as the Defective Mortgage Loan; (iv) have a remaining term to maturity not more than one year earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the Mortgage Loans set forth in the Pooling and Servicing Agreement (deemed to be made as of the date of substitution); and (vi) satisfy certain other conditions specified in the Pooling and Servicing Agreement.

         The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan (e.g., Cut-off Date Principal Balance and the Loan Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Depositor, the Seller has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien; and (ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan and Related Documents, the Seller will have a period of [__] days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the [__]-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust Fund. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Pooling and Servicing Agreement that materially and adversely affects the interests of the Certificateholders.

         Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

         Pursuant to the Pooling and Servicing Agreement, the Master Servicer will service and administer the Mortgage Loans as more fully set forth herein.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account

         The Master Servicer shall establish and maintain or cause to be maintained a separate trust account (the "Collection Account") for the benefit of the holders of the Certificates. The Collection Account will be an Eligible Account (as defined herein). Upon receipt by the Master Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Servicing Fee, the Trustee Fee, reimbursement for Advances and Servicing Advances and insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Master Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Pooling and Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies. The Trustee will establish an account (the "Distribution Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date unless such Eligible Investments are invested in investments managed or advised by the Trustee or an affiliate thereof, in which case such Eligible Investments may mature on the related Distribution Date.

         An "Eligible Account" is a segregated account that is (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated P-1 by Moody's and A-1 by Standard & Poor's (or comparable ratings if Moody's and Standard & Poor's are not the Rating Agencies) at the time any amounts are held on deposit therein,
(ii) an account or accounts the deposits in which are fully insured by the Federal Deposit Insurance Corporation (to the limits established by such corporation), the uninsured deposits in which account are otherwise secured such that, as evidenced by an opinion of counsel delivered to the Trustee and to each Rating Agency, the Certificateholders will have a claim with respect to the funds in such account or a perfected first priority security interest against such collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained,
(iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency without reduction or withdrawal of their then current ratings of the Certificates as evidenced by a letter from each Rating Agency to the Trustee. Eligible Investments are specified in the Pooling and Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

Advances

         Subject to the following limitations, the Master Servicer will be obligated to advance or cause to be advanced on or before each Distribution Date its own funds, or funds in the Collection Account that are not included in the Available Funds for such Distribution Date, in an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee, and the Trustee Fee, that were due during the related Due Period on the Mortgage Loans, other than Balloon Payments, and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure, and, with respect to Balloon Loans, with respect to which the Balloon Payment is not made when due, an assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan (any such advance, an "Advance").

         Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act.

         All Advances will be reimbursable to the Master Servicer from late collections, insurance proceeds and liquidation proceeds from the Mortgage Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made in respect of any Mortgage Loan that are deemed by the Master Servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Master Servicer out of any funds in the Collection Account prior to the distributions on the Certificates. In the event the Master Servicer fails in its obligation to make any such advance, the Trustee, in its capacity as successor Master Servicer, will be obligated to make any such advance, to the extent required in the Pooling and Servicing Agreement.

         In the course of performing its servicing obligations, the Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related mortgage. Each such expenditure will constitute a "Servicing Advance."

         The Master Servicer's right to reimbursement for Servicing Advances is limited to late collections on the related Mortgage Loan, including liquidation proceeds, released mortgaged property proceeds, insurance proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed, unless such amounts are deemed to be nonrecoverable by the Master Servicer, in which event reimbursement will be made to the Master Servicer from general funds in the Collection Account.

The Trustee

         [__________], a [________], will be named trustee (the "Trustee") pursuant to the Pooling and Servicing Agreement. The Trustee will initially serve as custodian of the Mortgage Loans.

         The principal compensation (the "Trustee Fee") to be paid to the Trustee in respect of its obligations under the Pooling and Servicing Agreement will be equal to [____________]. The Pooling and Servicing Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust Fund and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of the Pooling and Servicing Agreement) incurred by the Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under the Pooling and Servicing Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Pooling and Servicing Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Pooling and Servicing Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Pooling and Servicing Agreement.

Servicing and Other Compensation and Payment of Expenses

         The principal compensation (the "Servicing Fee") to be paid to the Master Servicer in respect of its servicing activities for the Certificates will be at the "Servicing Fee Rate" of up to [____]% per annum on the Principal Balance of each Mortgage Loan. The amount resulting from the difference, if any, between the Servicing Fee Rate for any Mortgage Loan and [____]% per annum (the "Excess Servicing Fee") will be [retained by the Seller]. As additional servicing compensation, the Master Servicer is entitled to retain all service-related fees (other than prepayment penalties), including assumption fees, modification fees, extension fees and late payment charges, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Collection Account and any escrow accounts. [The Master
Servicer is obligated to offset any Prepayment Interest Shortfall on any Distribution Date (payments made by the Master Servicer in satisfaction of such obligation, "Compensating Interest") by an amount not in excess of its Servicing Fee for such Distribution Date.] The Master Servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the Mortgage Pool and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement and is entitled to reimbursement therefor as provided in the Pooling and Servicing Agreement.

         The "Determination Date" with respect to any Distribution Date will be the [__]th day of the calendar month in which such Distribution Date occurs or, if such [___]th day is not a Business Day, the Business Day immediately following such [___]th day. [With respect to any Determination Date and each Mortgage Loan as to which a principal prepayment in full or in part was applied during the related Due Period, the "Prepayment Interest Shortfall" is an amount equal to the interest at the applicable Loan Rate (net of the Servicing Fee) on the amount of such principal prepayment for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the related Due Period.]

Voting Rights

         With respect to any date of determination, the percentage of all the voting rights ("Voting Rights") allocated among holders of the Offered Certificates shall be the fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of all the Certificates of such Class then outstanding and the denominator of which is the aggregate Certificate Principal Balance of all the Certificates then outstanding. The Voting Rights allocated to each Class of Offered Certificates shall be allocated among all holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates.

Amendment

         The Pooling and Servicing Agreement may be amended by the Seller, the Depositor, the Master Servicer and the Trustee, without the consent of the holders of the Certificates, for any of the purposes set forth under "The Pooling and Servicing Agreement--Amendment" in the Prospectus. In addition, the Pooling and Servicing Agreement may be amended by the Seller, the Depositor, the Master Servicer and the Trustee and the holders of a majority in interest of any Class of Offered Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders of Offered Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, distributions required to be made on any Offered Certificate without the consent of the holder of such Certificate; (ii) adversely affect in any material respect the interests of the holders of any Class of the Offered Certificates in a manner other than as described in clause (i) above, without the consent of the holders of Offered Certificates of such Class evidencing percentage interests aggregating at least 66%; or
(iii) reduce the aforesaid percentage of aggregate outstanding principal amounts of Offered Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of all such Certificates.

Termination

         The holder of the majority interest in the Residual Certificate (or if such holder does not exercise such option, the Master Servicer) will have the right to repurchase all remaining Mortgage Loans and REO Properties and thereby effect the early retirement of the Certificates, on any Distribution Date following the Due Period during which the aggregate principal balance of the Mortgage Loans and any real estate owned by the Trust is less than or equal to 10% of the Pool Principal Balance as of the Cut-off Date. In the event that the option is exercised, the repurchase will be made at a price generally equal to par plus accrued interest for each Mortgage Loan at the related Loan Rate to but not including the first day of the month in which such repurchase price is distributed plus the amount of any unreimbursed Advances and Servicing Advances made by the Master Servicer. Proceeds from such repurchase will be included in Available Funds and will be distributed to the holders of the Certificates in accordance with the Pooling and Servicing Agreement. Any such repurchase of the Mortgage Loans and REO Properties will result in the early retirement of the Certificates.

[Optional Purchase of Defaulted Loans

         As to any Mortgage Loan which is delinquent in payment by [__] days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trust Fund at the Purchase Price for such Mortgage Loan.]


Events of Default

         Events of Default will consist, among other things, of: (i) (a) any failure by the Master Servicer to make an Advance and (b) any other failure by the Master Servicer to deposit in the Collection Account or Distribution Account the required amounts or remit to the Trustee any payment which continues unremedied for one Business Day following written notice to the Master Servicer; (ii) any failure of the Master Servicer to make any Advance or to cover any Prepayment Interest Shortfalls, as described herein, which failure continues unremedied for one Business Day; (iii) any failure by the Master Servicer to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement, which continues unremedied for 30 days after the first date on which (x) the Master Servicer has knowledge of such failure or (y) written notice of such failure is given to the Master Servicer; (iv) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations or (v) cumulative Realized Losses as of any Distribution Date exceed the amount specified in the Pooling and Servicing Agreement.

Rights upon Event of Default

         So long as an Event of Default under the Pooling and Servicing Agreement remains unremedied, the Trustee at the direction of the holders of Offered Certificates evidencing not less than 51% of the Voting Rights may terminate all of the rights and obligations of the Master Servicer in its capacity as servicer with respect to the Mortgage Loans, as provided in the Pooling and Servicing Agreement, whereupon the Trustee will succeed to all of the responsibilities and duties of the Master Servicer under the Pooling and Servicing Agreement, including the obligation to make Advances. No assurance can be given that termination of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement would not adversely affect the servicing of the related Mortgage Loans, including the delinquency experience of such Mortgage Loans.

         No holder of an Offered Certificate, solely by virtue of such holder's status as a holder of an Offered Certificate, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of default and unless the holders of Offered Certificates having not less than 51% of the Voting Rights evidenced by the Offered Certificates so agree and have offered reasonable indemnity to the Trustee.

                        DESCRIPTION OF THE CERTIFICATES

General

         The Offered Certificates will be issued pursuant to a Pooling and Servicing Agreement. Set forth below are summaries of the specific terms and provisions pursuant to which the Offered Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

         [_______________________] will issue the Class A Certificates (the "Senior Certificates"), (ii) the Class M Certificates (the "Mezzanine Certificates"), (iii) the Class B Certificates (the "Subordinate Certificates") and (iv) the Class R Certificates (the "Residual Certificates"). The Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates (collectively, the "Offered Certificates") and the Residual Certificates are collectively referred to herein as the "Certificates." Only the Offered Certificates are offered hereby.

         The Class A, the Class M and the Class B Certificates will have the respective Original Certificate Principal Balances specified on the cover hereof. The aggregate of the Original Certificate Principal Balances of the Offered Certificates is approximately $[_____________].

         The Class R Certificates will have an Original Certificate Principal Balance of $[___] and will [not] bear interest.

         The Offered Certificates will be issued in book-entry form as described below. The Offered Certificates will be issued in minimum dollar denominations of $[______] and integral multiples of $[_______] in excess thereof (except that one Certificate of each Class may be issued in a denomination which is not an integral multiple thereof). The assumed final maturity date for each Class of Offered Certificates is the Distribution Date occurring in [___________ 20__].

         Distributions on the Offered Certificates will be made by the Trustee on the [__]th day of each month, or if such day is not a Business Day, on the first Business Day thereafter, commencing on _________ __, 199_ (each, a "Distribution Date"), to the persons in whose names such Certificates are registered at the close of business on the Business Day immediately preceding such Distribution Date (each, a "Record Date").

Book-Entry Certificates

         The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Certificate Owners") will hold their Offered Certificates through The Depository Trust Company ("DTC") [in the United States, or Cedel Bank, societe anonyme ("Cedel"), or Euroclear (in Europe)] if they are participants of such system[s], or indirectly through organizations which are participants in such system[s]. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede & Co., ("Cede"), the nominee of DTC. [Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Cedel and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries").] Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations of $50,000. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC if the beneficial owner's Financial Intermediary is not a DTC participant [and on the records of Cedel or Euroclear, as appropriate]).

         Certificate Owners will receive all distributions of principal of and interest on the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with which Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Offered Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

         Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificateholders which are not DTC participants may transfer ownership of Offered Certificates only through participants and indirect participants by instructing such participants and indirect participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificateholders.

         [Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a DTC participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant (as defined below) or Euroclear Participant (as defined below) to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Certain Federal Income Tax Consequences--REMIC Certificates --Regular Certif.S. Persons" and "--Information Reporting and Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.]

         Transfers between DTC participants will occur in accordance with the Rules. [Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.]

         [Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with the Rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.]

         DTC which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the Rules, as in effect from time to time.

         [Cedel Bank, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Cedel is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Cedel's stock.]

         [Cedel is registered as a bank in Luxembourg, and as such is subject to regulation by the Institut Monetaire Luxembourgeois (i.e., the Luxembourg Monetary Authority), which supervises Luxembourg banks.]

         [Cedel holds securities for its customers ("Cedel Participants") and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Cedel provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel also deals with domestic securities markets in several countries through established depository and custodial relationships. Cedel has established an electronic bridge with Morgan Guaranty Trust as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Cedel currently accepts over 70,000 securities issues on its books.]

         [Cedel's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Cedel's United States customers are limited to securities brokers and dealers and banks. Currently, Cedel has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Cedel is available to other institutions which clear through or maintain a custodial relationship with an account holder of Cedel.]

         [Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.]

         [The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.]

         [Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.]

         Distributions on the Book-Entry Certificates will be made on each Remittance Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. [Distributions with respect to Certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Federal Income Tax Consequences--REMIC Certificates--Regular Certificates--Non-U.S. Persons" and "--Information Reporting and Backup Withholding" in the Prospectus.] Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in DTC, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. [Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC.] DTC may take actions, at the direction of the related participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.

         Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or [______________] advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and [________________] or the Trustee is unable to locate a qualified successor,
(b) [_________________], at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default, beneficial owners having Percentage Interests aggregating not less than 51% of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

         Although DTC [, Cedel and Euroclear] have agreed to the foregoing procedures in order to facilitate transfers of Offered Certificates among participants of DTC, [Cedel and Euroclear,] they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         None of [_________], the Master Servicer or the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Priority of Distributions Among Certificates

         As more fully described herein, distributions on the Certificates will be made on each Distribution Date from Available Funds and will be made to the Classes of Certificates (subject to the prior payment of principal distributions to the Class R Certificates on the first Distribution Date as described herein) in the following order of priority: (i) to interest on each Class of Offered Certificates in the priority and subject to the limitations described under "--Allocations of Available Funds" below; (ii) to current principal of the Classes of Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth herein under "--Allocation of Available Funds"; (iii) to principal of the Classes of Certificates then entitled to receive distributions of principal in order to maintain the Overcollateralization Target Amount; (iv) to unpaid interest and the Loss Reimbursement Entitlement in the order and subject to the priorities described herein under "--Allocation of Available Funds"; (v) to the Class OC Certificates for deposit into the Excess Reserve Fund Account first to cover any Basis Risk Shortfall Amount and then to cover any Required Reserve Amount, and then to be released to the Class OC Certificates, in each case subject to certain limitations set forth herein under "--Allocation of Available Funds"; and (vi) any remaining amounts to the holders of the Class R Certificates.

Allocation of Available Funds

         Distributions to holders of each Class of Offered Certificates will be made on each Distribution Date from Available Funds. "Available Funds" for any Distribution Date is equal to the sum, net of amounts reimbursable therefrom to the Master Servicer, of (i) the aggregate amount of monthly payments on the related Mortgage Loans due on the related Due Date and received by the Trustee on or prior to the related Determination Date, after deduction of the Servicing Fee, the Excess Servicing Fee and the Trustee Fee,
(ii) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, Net Liquidation Proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period [,excluding prepayment penalties] and (iii) all Advances with respect to the related Mortgage Loans received by the Trustee for such Distribution Date.

         The "Prepayment Period" with respect to any Distribution Date is the period commencing on the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, the day following the Cut-off Date) and ending on the Determination Date relating to such Distribution Date.

         On each Distribution Date, the Trustee will withdraw from the Distribution Account all Available Funds then on deposit therein and will distribute the same in the following order of priority (provided, however, on the first Distribution Date, the Trustee will first distribute all principal due to the Class R Certificates):

     (i) on account of interest to the holders of each Class of Offered Certificates in the following order of priority:

         (a) to the Class A Certificates, the Interest Distributable Amount for such Class for such Distribution Date; and

         (b) sequentially, to the Class M and Class B Certificates, in that order, the related Monthly Interest Distributable Amount for such Distribution Date;

         (ii) from the Principal Distribution Amount (giving effect first to the component of the Principal Distribution Amount equal to the Basic Principal Distribution Amount and then to the component of the Principal Distribution Amount equal to the Extra Principal Distribution Amount pursuant to clause (iii)(a) below):

         (a) on each Distribution Date (1) before the Stepdown Date or (2) with respect to which a Trigger Event is in effect, sequentially to the holders of the Class A, Class M and Class B Certificates, in that order, the respective Class Principal Distribution Amount; or

         (b) on each Distribution Date (1) on or after the Stepdown Date and (2) as long as a Trigger Event is not in effect, to the holders of the Class or Classes of Offered Certificates then entitled to distribution of principal, in an amount equal to in the aggregate the Principal Distribution Amount in the following amounts and order of priority:

                    (1) the lesser of (x) the Principal Distribution Amount
                and (y) the Class A Principal Distribution Amount to the Class A Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;

                    (2) the lesser of (x) the excess of (i) the Principal
                Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause (ii)(b)(1) above and (y) the Class M Principal Distribution Amount, to the Class M Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;

                    (3) the lesser of (x) the excess of (i) the Principal
                Distribution Amount over (ii) the sum of the amounts distributed to the Class A Certificateholders in clause
                (ii)(b)(1) above and the amount distributed to the Class M Certificateholders in clause (ii)(b)(2) above and (y) the Class B Principal Distribution Amount, to the Class B Certificateholders, until the Certificate Principal Balance thereof is reduced to zero;

         (iii) any amounts remaining after the distributions in clauses (i) through (ii) above shall be distributed in the following order of priority:

         (a) to fund the Extra Principal Distribution Amount for such Distribution Date to be paid as a component of the Principal Distribution Amount in the same order of priority described in clause (ii) above;

         (b) to the Class M Certificateholders, the related Unpaid Interest Shortfall Amount for such Distribution Date and then the related Loss Reimbursement Entitlement, if any, for such Distribution Date;

         (c) to the Class B Certificateholders, the related Unpaid Interest Shortfall Amount for such Distribution Date and then the related Loss Reimbursement Entitlement, if any, for such Distribution Date; and

         (d) to the holders of the Class OC Certificates for deposit into the Excess Reserve Fund Account first to cover any Basis Risk Shortfall Amount and then to cover any Required Reserve Amount, and then to be released to the holders of the Class OC Certificates, such amounts, if any, as described in the Pooling and Servicing Agreement; and

         (iv) to the holders of the Class R Certificates, the remaining amount.

         On each Distribution Date, all amounts representing prepayment penalties received during the related Due Period will be distributed to the holders of the Class OC Certificates.

Definitions

         The "Accrual Period" for the Offered Certificates for a given Distribution Date will be the actual number of days (based on a 360-day year) included in the period commencing on the immediately preceding Distribution Date and ending on the day immediately preceding the current Distribution Date; provided, however, that the initial Accrual Period for the Offered Certificates will be the actual number of days included in the period commencing on the Closing Date and ending on ________ __, 199__.

         The "Allocable Loss Amount" with respect to each Distribution Date means the excess, if any, of (a) the aggregate of the Certificate Principal Balances of all Classes of Offered Certificates (after giving effect to all distributions on such Distribution Date) over (b) the Pool Principal Balance as of the end of the preceding Due Period.

         The "Basic Principal Distribution Amount" means with respect to any Distribution Date the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Overcollateralization Release Amount, if any, for such Distribution Date.

         The "Call Option Date" is the first Distribution Date on which the Pool Principal Balance is less than or equal to 10% of the Pool Principal Balance as of the Cut-off Date.

         The "Certificate Principal Balance" of any Class of Offered Certificates, as of any Distribution Date, will be equal to the Certificate Principal Balance thereof on the Closing Date (the "Original Certificate Principal Balance") reduced by the sum of (i) all amounts actually distributed in respect of principal of such Class on all prior Distribution Dates and (ii) with respect to any Mezzanine Certificates and the Class B Certificates, all related Allocable Loss Amounts applied in reduction of principal of such Certificates on all prior Distribution Dates.

         "Class A Principal Distribution Amount" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and
(ii) the aggregate Certificate Principal Balance of the Class A Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[--------].

         "Class M Principal Distribution Amount" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and
(ii) the aggregate Certificate Principal Balance of the Class M Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[__________].

         "Class B Principal Distribution Amount" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and
(ii) the aggregate Certificate Principal Balance of the Class B Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M Certificates (after taking into account the payment of the Class M Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately [_____]% and (ii) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $[________].

         The "Delinquency Percentage," with respect to any Distribution Date and the related Due Period, is the fraction, expressed as a percentage, the numerator of which is the aggregate of the Principal Balances of all Mortgage Loans that are 60 or more days Delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of the related Due Period and the denominator of which is the Pool Principal Balance as of the close of business on the last day of such Due Period.

         A Mortgage Loan is "Delinquent" if any monthly payment due thereon is not made by the close of business on the day such monthly payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such monthly payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such monthly payment was due or, if there was no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month; and similarly for "60 days Delinquent", etc.

         A "Due Period" with respect to the any Distribution Date is the period commencing on the [second] day of the month preceding the month in which such Distribution Date occurs and ending on the [first] day of the month in which such Distribution Date occurs.

         The "Extra Principal Distribution Amount" for any Distribution Date, is the lesser of (x) the General Excess Available Amount for such Distribution Date and (y) Overcollateralization Deficiency Amount for such Distribution Date.

         The "General Excess Available Amount" means with respect to each Distribution Date is the amount, if any, by which the Available Funds for such Distribution Date exceeds the aggregate amount distributed on such Distribution Date pursuant to clauses (i) and (ii) under "--Allocation of Available Funds" above (other than the Extra Principal Distribution Amount).

         The "Interest Distributable Amount" for any Distribution Date and each Class of Offered Certificates equals the sum of (i) the Monthly Interest Distributable Amount for such Class for such Distribution Date and (ii) the Unpaid Interest Shortfall Amount for such Class for such Distribution Date.

         "Loss Reimbursement Entitlement" means, with respect to any Distribution Date and the Class M Certificates or Class B Certificates, the amount of Allocable Loss Amounts applied to the reduction of the Certificate Principal Balance of such Class and not reimbursed pursuant to "--Allocation of Available Funds" above as of such Distribution Date.

         The "Monthly Interest Distributable Amount" for any Distribution Date and each Class of Offered Certificates equals the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance of such Class immediately prior to such Distribution Date (or, in the case of the first Distribution Date, from the Closing Date).

         An "Overcollateralization Deficiency Amount" with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the related Overcollateralized Amount on such Distribution Date (after giving effect to distributions in respect of the Basic Principal Distribution Amount but without giving effect to any Allocable Loss Amounts on such Distribution Date).

         "Overcollateralization Release Amount" means, with respect to any Distribution Date on or after the Stepdown Date on which an Overcollateralization Stepdown Trigger Event is not in effect, the lesser of
(x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied to as a principal payment on the Offered Certificates on such Distribution Date over
(ii) the Overcollateralization Target Amount for such Distribution Date.

         The "Overcollateralization Target Amount" means with respect to (a) any Distribution Date occurring prior to the Stepdown Date, an amount equal to [____]% of the Pool Principal Balance as of the Cut-off Date; and (b) with respect to any Distribution Date on or after the Stepdown Date and (A) as long as an Overcollateralization Stepdown Trigger Event is not in effect, an amount equal to the greater of (x) [____]% of the Pool Principal Balance as of the end of the related Due Period and (y) approximately $[_________] or (B) for so long as an Overcollateralization Stepdown Trigger Event is in effect, the Overcollateralization Target Amount for the preceding Distribution Date.

         The "Overcollateralized Amount" for any Distribution Date is the amount, if any, by which (i) the Pool Principal Balance on the last day of the immediately preceding Due Period exceeds (ii) the aggregate Certificate Principal Balance of the Offered Certificates as of such Distribution Date after giving effect to distributions to be made on such Certificates on such Distribution Date.

         The "Principal Distribution Amount" for any Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount for such Distribution Date.

         A "Principal Prepayment" with respect to any Distribution Date is any mortgagor payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         The "Principal Remittance Amount" means with respect to any Distribution Date, the sum of (i) each scheduled payment of principal collected on the Mortgage Loans by the Master Servicer in the related Due Period, (ii) the principal portion of all partial and full principal prepayments of such Mortgage Loans applied by the Master Servicer during such Due Period, (iii) the principal portion of all Net Liquidation Proceeds and Insurance Proceeds received during such Due Period, (iv) that portion of the Purchase Price, representing principal of any repurchased Mortgage Loan, required to be deposited to the Collection Account during such Due Period, (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account during such Due Period, and (vi) on the Distribution Date on which the Trust Fund is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the Termination Price, in respect of principal.

         A "Realized Loss" with respect to any defaulted Mortgage Loan that is finally liquidated (a "Liquidated Mortgage Loan") is (i) the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all liquidation proceeds net of amounts reimbursable to the Master Servicer for related Advances, Servicing Advances and Servicing Fees (such amount, the "Net Liquidation Proceeds") in respect of such Mortgage Loan and (ii) with respect to certain Mortgage Loans the principal balances or the scheduled payments of principal and interest of which have been reduced in connection with bankruptcy proceedings, (a) in the case of a reduction of the principal balance of a Mortgage Loan, the amount of such principal reduction, and (b) in the case of a reduction in the scheduled payments of principal and interest of a Mortgage Loan, the net present value (using as the discount rate the higher of the Loan Rate on such Mortgage Loan or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured.

         The "Rolling Delinquency Percentage" means, with respect to any Distribution Date, the average of the Delinquency Percentages with respect to the last day of each of the three immediately preceding Due Periods.

         The "Senior Credit Enhancement Percentage," with respect to any Distribution Date, is the percentage obtained by dividing (i) the sum of (a) the aggregate of the Certificate Principal Balances of the Mezzanine Certificates and the Class B Certificates and (b) the Overcollateralized Amount, in each case after giving effect to the distributions of principal on such Distribution Date, by (ii) the Pool Principal Balance as of the end of the related Due Period.

         The "Senior Specified Enhancement Percentage" on any date of determination thereof means [_____]%.

         The "Stepdown Date" means the earlier of (A) the Distribution Date on which the Certificate Principal Balance of the Senior Certificates equals zero and (B) the later to occur of (x) the Distribution Date in ______________ 200_ and (y) the first Distribution Date on which the Senior Credit Enhancement Percentage (calculated for this purpose only using the Pool Principal Balance as of the end of the related Due Period but prior to any application of Principal Distribution Amount to the Certificates) is greater than or equal to the Senior Specified Enhancement Percentage.

         A "Trigger Event" has occurred on any Distribution Date, if the Rolling Delinquency Percentage exceeds [__]% of the Senior Credit Enhancement Percentage for such Distribution Date.

         An "Overcollateralization Stepdown Trigger Event" means the occurrence on any Distribution Date of either of the following: (i) the Cumulative Loss Trigger has occurred or (ii) the Trigger Event has occurred.

         The "Cumulative Loss Trigger" has occurred on a Distribution Date if cumulative Realized Losses as of such Distribution Date exceed the percentages of the Pool Principal Balance as of the Cut-off Date set forth below with respect to such Distribution Date.



                                                         Percentage of
                                                       the Pool Principal
                                                         Balance as of the
       Distribution Date                                   Cut-off Date
       -----------------                               --------------------

         The "Unpaid Interest Shortfall Amount" means (i) for each Class of Offered Certificates and the first Distribution Date, zero, and (ii) with respect to each Class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) the Monthly Interest Distributable Amount for such Class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such Class for such preceding Distribution Date exceeds
(b) the aggregate amount distributed on such Class in respect of interest pursuant to clause (a) of this definition on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such Class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such Class for the related Accrual Period.

Pass-Through Rates

         The Pass-Through Rate for the Class A, the Class M and the Class B Certificates for a particular Distribution Date is a per annum rate equal to [the lesser of (a) the sum of (i) One-Month LIBOR on the related LIBOR Determination Date (as defined herein) and (ii) the related Pass-Through Margin and (b) the Available Funds Cap]. The Pass-Through Margins for the Class A, the Class M-1 and Class B Certificates will be equal to [___]% ([__] basis points), [___]% ([__] basis points) and [___]% ([___] basis points), respectively, until the first Distribution Date following the Call Option Date, and [____]% ([___] basis points), [___]% ([___] basis points) and [___]%
([___] basis points), respectively, on and after such Distribution Date]. [As to any Distribution Date, the "Available Funds Cap" is a rate per annum equal to the weighted average of the Loan Rates on the Mortgage Loans outstanding as of the first day of the related Due Period, net of [___]% in fees.]

         [If on any Distribution Date, the Pass-Through Rate for any Class of Offered Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest such Class of Certificates would have been entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the Available Funds Cap, up to the Maximum Cap, over (ii) the amount of interest such Class of Offered Certificates received on such Distribution Date based on the Available Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate on such Class of Offered Certificates, without giving effect to the Available Funds Cap) is the "Basis Risk Shortfall Amount" for such Class of Offered Certificates. Any Basis Risk Shortfall Amount on any Class of Offered Certificates will be paid on future Distribution Dates from and to the extent of funds available therefor in the Excess Reserve Fund Account (as described herein). The ratings on the Offered Certificates do not address the likelihood of the payment of any Basis Risk Shortfall Amount.]

         The "Maximum Cap" for any Distribution Date is [___]% per annum.

Calculation of [One-Month LIBOR]

         [On the second LIBOR Business Day (as defined below) preceding the commencement of each Accrual Period following the initial Accrual Period (each such date, a "LIBOR Determination Date"), the Trustee (except for the first Accrual Period) will determine the London interbank offered rate for one-month United States dollar deposits ("One-Month LIBOR") for such Accrual Period for the Offered Certificates on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date. As used in this section, "LIBOR Business Day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices); and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market
(i) with an established place of business in London, (ii) whose quotations appear on the Telerate Page 3750 on the LIBOR Determination Date in question,
(iii) which have been designated as such by the Trustee and (iv) not controlling, controlled by or under common control with, the Depositor, the Master Servicer or any successor Master Servicer.

         On each LIBOR Determination Date, One-Month LIBOR for the related Accrual Period for the Offered Certificates will be established by the Trustee as follows:

         (a) If on such LIBOR Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period will be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

         (b) If on such LIBOR Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period will be the higher of (x) One-Month LIBOR as determined on the previous LIBOR Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month United States dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks.

         The establishment of One-Month LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Offered Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.]

Application of Allocable Loss Amounts

         Following any reduction of the Overcollateralized Amount to zero, any Allocable Loss Amounts will be applied, sequentially, in reduction of the Certificate Principal Balances of the Class B Certificates and the Class M Certificates, in that order, until their respective Certificate Principal Balances have been reduced to zero. The Certificate Principal Balance of the Class A Certificates will not be reduced by any application of Allocable Loss Amounts. However, if the Subordinate and Mezzanine Certificates are reduced to zero, such losses may ultimately reduce the amount of principal ultimately paid to the holders of the Class A Certificates. The reduction of the Certificate Principal Balance of any applicable Class of Offered Certificates by the application of Allocable Loss Amounts entitles such Class to reimbursement in an amount equal to the Loss Reimbursement Entitlement. Each such Class of Offered Certificates will be entitled to receive its Loss Reimbursement Entitlement, or any portion thereof, in accordance with the payment priorities specified herein. Payment in respect of Loss Reimbursement Entitlements will not reduce the Certificate Principal Balance of the related Class or Classes.

[Excess Reserve Fund Account

         The Pooling and Servicing Agreement establishes an account (the "Excess Reserve Fund Account"), which is held in trust, as part of the Trust Fund, by the Trustee on behalf of the Offered Certificateholders. The Excess Reserve Fund Account will not be an asset of any REMIC. Certificateholders of each Class of Offered Certificates in the order of their priority of payment will be entitled to receive payments from the Excess Reserve Fund Account to the extent of amounts on deposit therein in an amount equal to any Basis Risk Shortfall Amount for such Class of Certificates. On the Closing Date, $[_____] will be deposited into the Excess Reserve Fund Account. Thereafter, if the Available Funds Cap does not exceed One-Month LIBOR by at least [____]%, the amount to be held in the Excess Reserve Fund Account (the "Required Reserve Amount") on any Distribution Date thereafter will equal the greater of (i) [____]% of the outstanding Class Certificate Balance of the Offered Certificates as of such Distribution Date and (ii) $[_____] and will be funded from amounts otherwise to be paid to the Class OC Certificates. If the Available Funds Cap does exceed One-Month LIBOR by [____]% or more, the Required Reserve Amount will be $[_____]. Any distribution by the Trustee from amounts in the Excess Reserve Fund Account shall be made on the applicable Distribution Date.

         Amounts on deposit in the Excess Reserve Fund Account in excess of $[_____] will be released therefrom and distributed to the holders of the Class OC Certificates on any Distribution Date on which the Available Funds Cap exceeds One-Month LIBOR by [____]% or more.]

Reports to Certificateholders

         On each Distribution Date, the Trustee will forward to each holder of a Certificate and the Rating Agency a statement generally setting forth:

          (i) the amount of the distributions, separately identified, with respect to each Class of the Offered Certificates;

         (ii) the amount of such distributions set forth in clause (i) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included therein;

        (iii) the amount of such distributions set forth in clause (i) allocable to interest and the calculation thereof;

         (iv) the amount of any Unpaid Interest Shortfall Amount with respect to each Class of Certificates, separately identified;

          (v) the Overcollateralization Target Amount and Overcollateralized Amount as of such Distribution Date;

         (vi) the Certificate Principal Balance of each Class of Offered Certificates after giving effect to the distribution of principal on such Distribution Date;

        (vii)   the Pool Principal Balance at the end of the related Due
                Period;

       (viii) the amount of the Servicing Fee paid to or retained by the Master Servicer;

        (ix)    the amount of the Trustee Fee paid to the Trustee;

         (x)    the amount of Advances for the related Due Period;

        (xi) the number and aggregate Principal Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

      (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number, the Principal Balance of such Mortgage Loan as of the close of business on the last day of the related Due Period and the date of acquisition thereof;

     (xiii) the total number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

      (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month;

       (xv)     the cumulative amount of Realized Losses;

      (xvi) any Overcollateralization Deficiency Amount after giving effect to the distribution of principal on such Distribution Date;

     (xvii) the Allocable Loss Amounts, if any, allocated to the Mezzanine and Subordinate Certificates and the Loss Reimbursement Entitlement owing to the Mezzanine and Subordinate Certificates outstanding after giving effect to distributions thereof on such Distribution Date;

    (xviii) whether a Trigger Event or Overcollateralization Stepdown Trigger Event has occurred and is continuing;

      (xix)     the amount of the Extra Principal Distribution Amount;

       (xx) the Pass-Through Rate for the Class A, the Class M and Class B Certificates for such Distribution Date; and

      (xxi) the amount on deposit in the Excess Reserve Fund Account on such Distribution Date and the Basis Risk Shortfall Amount owing to each Class of Offered Certificates after giving effect to distributions thereof on such Distribution Date.

         In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each holder of a Certificate of record during the previous calendar year a statement containing information necessary to enable holders of the Certificates to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

         The yield to maturity of the Offered Certificates, and particularly the Subordinate Certificates, will be sensitive to defaults on the Mortgage Loans. If a purchaser of an Offered Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Certificateholders of the Offered Certificates may not receive reimbursement for Realized Losses in the month following the occurrence of such losses. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the Mortgage Loans. Because the Mortgage Loans were underwritten in accordance with standards less stringent than those generally acceptable to FNMA and FHLMC with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the Mortgage Loans will be greater than that of mortgage loans underwritten in accordance with FNMA and FHLMC standards.

         The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yields to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties or condemnations and repurchases by the Seller or Master Servicer). [Because certain of the Mortgage Loans contain prepayment penalties, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have prepayment penalties.] The Mortgage Loans are subject to the "due-on-sale" provisions included therein. See "The Mortgage Pool" herein.

         Prepayments, liquidations and purchases of the Mortgage Loans (including any optional purchase) will result in distributions on the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of other factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Offered Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. Further, an investor should consider the risk that, in the case of any Offered Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, a faster than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield.

         The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in borrowers' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the Loan Rates on the Fixed Rate Mortgage Loans, such Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the Loan Rates on such Mortgage Loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on such Mortgage Loans would generally be expected to decrease. As is the case with the Fixed Rate Mortgage Loans, the Adjustable Rate Mortgage Loans may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, borrowers with Adjustable Rate Mortgage Loans may be inclined to refinance their Adjustable Rate Mortgage Loans with a fixed rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Rate Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. No assurances can be given as to the rate of prepayments on the Mortgage Loans in stable or changing interest rate environments. In addition, the delinquency and loss experience of the Adjustable Rate Mortgage Loans may differ from that on the Fixed Rate Mortgage Loans because the amount of the monthly payments on the Adjustable Rate Mortgage Loans are subject to adjustment on each Adjustment Date. [In addition, many of the Adjustable Rate Mortgage Loans will not have their initial Adjustment Date for [__________] after the origination thereof. The prepayment experience of the Delayed First Adjustment Mortgage Loans may differ from that of the other Adjustable Rate Mortgage Loans. The Delayed First Adjustment Mortgage Loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the Loan Rates on the Delayed First Adjustment Mortgage Loans as borrowers seek to avoid changes in their monthly payments.]

Overcollateralization Provisions

         The operation of the overcollateralization provisions of the Pooling and Servicing Agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of such Certificates. Unless and until the Overcollateralized Amount equals the Overcollateralization Target Amount, the General Excess Available Spread will be applied as distributions of principal of the Class or Classes of Certificates then entitled to distributions of principal, thereby reducing the weighted average lives thereof. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of the General Excess Available Spread. There can be no assurance as to when or whether the Overcollateralized Amount will equal the Overcollateralization Target Amount.

         The General Excess Available Spread generally is equal to the excess of (x) interest collected or advanced on the Mortgage Loans over (y) the sum of required interest on the Offered Certificates plus the Trustee Fee, the Servicing Fee Rate and, if applicable, the Excess Servicing Fee. Mortgage Loans with higher Loan Rates will contribute more interest to the General Excess Available Spread. Mortgage Loans with higher Loan Rates may prepay faster than Mortgage Loans with relatively lower Loan Rates in response to a given change in market interest rates. Any such disproportionate prepayments of Mortgage Loans with higher Loan Rates may adversely affect the amount of the General Excess Available Spread available to make accelerated payments of principal of the Offered Certificates.

         As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the Offered Certificates may vary significantly over time and from Class to Class.

[Additional Information

         The Depositor has filed certain yield tables and other computational materials with respect to certain Classes of the Offered Certificates with the Commission in a report on Form 8-K and may file certain additional yield tables and other computational materials with respect to one or more Classes of Offered Certificates with the Commission in a report on Form 8-K. Such tables and materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.]

Weighted Average Lives

         The timing of changes in the rate of Principal Prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of Principal Prepayments is consistent with such investor's expectation. In general, the earlier a Principal Prepayment on the Mortgage Loans occurs, the greater the effect of such Principal Prepayment on an investor's yield to maturity. The effect on an investor's yield of Principal Prepayments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be offset by a subsequent like decrease (or increase) in the rate of Principal Prepayments.

         The projected weighted average life of any Class of Offered Certificates is the average amount of time that will elapse from __________ __, 199_ (the "Closing Date") until each dollar of principal is scheduled to be repaid to the investors in such Class of Offered Certificates. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the actual weighted average lives of the Classes of Offered Certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Pool as set forth herein under "The Mortgage Pool--Mortgage Loan Statistics".

         The "Assumed Final Maturity Date" for each Class of Offered Certificates is as set forth herein under "Description of the Certificates--General". The Assumed Final Maturity Date for each Class of Offered Certificates is the __th Distribution Date following the Due Period in which the Principal Balances of all the Mortgage Loans have been reduced to zero, assuming that the Mortgage Loans pay in accordance with their terms. The weighted average life of each Class of Offered Certificates is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions, and the final Distribution Date with respect to the Offered Certificates could occur significantly earlier than the related Assumed Final Maturity Date because (i) prepayments are likely to occur, (ii) excess cashflow, if any, will be applied as principal of the Offered Certificates as described herein, (iii) the Overcollateralization Target Amount is as defined herein and (iv) the Majority Residual Interestholder or the Master Servicer may cause a termination of the Trust Fund as provided herein.

         The model used in this Prospectus Supplement (the "Prepayment Assumption") represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

         Each of the Prepayment Scenarios in the table on page S-[ _____ ] assumes the respective percentages of the applicable Prepayment Assumption described thereunder.

         The tables on pages S-[ _____ ] through S-[ _____ ] were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of Original Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables on pages S-[ _____ ] through S-[ _____ ]. In addition, since the actual Mortgage Loans in the Trust Fund will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the Offered Certificates may be made earlier or later than indicated in the tables.

         The percentages and weighted average lives in the tables on pages S-[ ___ ] through S-[ ___ ] were determined on the basis of the following structuring assumptions (the "Structuring Assumptions"):

                       [list of structuring assumptions]

         Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses.

         Based on the foregoing assumptions, the following tables indicate the projected weighted average lives of each Class of Offered Certificates, and set forth the percentages of the Original Certificate Principal Balance of each such Class that would be outstanding after each of the dates shown, at various Prepayment Scenarios.

                             [TABULAR INFORMATION]

                                USE OF PROCEEDS

         The Depositor will apply the net proceeds of the sale of the Offered Certificates against the purchase price of the Mortgage Loans transferred to the Trust Fund.

               CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The Pooling and Servicing Agreement provides that the Trust Fund[, exclusive of the assets held in the Excess Reserve Fund Account, ]will comprise [several Subsidiary REMICs and] a [Master] REMIC organized in a [tiered] "real estate mortgage investment conduit" ("REMIC") structure. [Each Subsidiary REMIC will issue uncertificated regular interests and those interests will be held entirely by the REMIC immediately above it in the tiered structure. Each of the Subsidiary REMICs and] the [Master] REMIC will designate a single class of interests as the residual interest in that REMIC. The Class R Certificates will represent ownership of the residual interests in [each of] the REMIC[s]. Election[s] will be made to treat [each Subsidiary REMIC and] the [Master] REMIC as a REMIC for federal income tax purposes.

         Each Class of Offered Certificates will represent beneficial ownership of regular interests issued by the [Master] REMIC. [In addition, each of the Offered Certificates will represent a beneficial interest in the right to receive payments from the Excess Reserve Fund Account.]

         Upon the issuance of the Offered Certificates, Brown & Wood LLP ("Tax Counsel"), will deliver its opinion concluding, assuming compliance with the Pooling and Servicing Agreement, that for federal income tax purposes [each Subsidiary REMIC and] the [Master] REMIC will qualify as a REMIC within the meaning of section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). [In addition, Tax Counsel will deliver an opinion concluding that the Excess Reserve Fund Account is an "outside reserve fund" that is beneficially owned by the Certificateholders of the Class [__] Certificates]. [Moreover, Tax Counsel will deliver an opinion concluding that the rights of the Certificateholders of the Offered Certificates to receive payments from the Excess Reserve Fund Account represent, for federal income tax purposes, interests in an interest rate cap contract.]

Taxation of Regular Interests

         A Certificateholder of a Class of Offered Certificates will be treated for federal income tax purposes as owning an interest in regular interests in the [Master] REMIC

         Upon the sale, exchange, or other disposition of an Offered Certificate, assuming that an Offered Certificate is held as a "capital asset" within the meaning of section 1221 of the Code, gain or loss on the disposition of an Offered Certificate should, subject to the limitation described below, be capital gain or loss. However, gain attributable to an Offered Certificate will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the Certificateholder's gross income with respect to the regular interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in section 1274(d) of the Code determined as of the date of purchase of the Offered Certificate over (ii) the amount actually included in such Certificateholder's income.

         Interest on a REMIC regular interest must be included in income by a Certificateholder under the accrual method of accounting, regardless of the Certificateholder's regular method of accounting. In addition, a regular interest could be considered to have been issued with original issue discount ("OID"). See "Certain Federal Income Tax Considerations --REMIC Certificates--Regular Certificates--Original Issue Discount and Premium" in the Prospectus. The prepayment assumption that will be used to in determining the accrual of any OID, market discount, or bond premium, if any, will equal the rate described above under "Yield, Prepayment and Maturity Considerations--Weighted Average Lives" for Scenario [___]. No representation is made that the Mortgage Loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the Certificateholder receives currently the cash attributable to such OID.

Status of the Offered Certificates

         The regular interest component of the Offered Certificates will be treated as assets described in section 7701(a)(19)(C) of the Code, and as "real estate assets" under section 856(c)(5)(B) of the Code, generally, in the same proportion that the assets of the Trust Fund[, exclusive of the Excess Reserve Fund Account,] would be so treated. In addition, to the extent a regular interest represents real estate assets under section 856(c)(5)(B) of the Code, the interest derived from that component would be interest on obligations secured by interests in real property for purposes of section 856(c)(3) of the Code.

Non-U.S. Persons

         Interest paid to or accrued by a Certificateholder who is a Non-U.S. Person will be considered "portfolio interest", and will not be subject to U.S. federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the Non-U.S. Person and the Non-U.S. Person (i) is not actually or constructively a "10 percent shareholder" of the Trust Fund or a "controlled foreign corporation" with respect to which the Trust Fund is a "related person" within the meaning of the Code and (ii) provides the Trust Fund or other person who is otherwise required to withhold U.S. tax with respect to the Offered Certificates with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Offered Certificate is a Non-U.S. Person and providing the Non-U.S. Person's name and address. If an Offered Certificate is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the Non-U.S. Person that owns the Certificate.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of an Offered Certificate by a Non-U.S. Person will be exempt from United States federal income and withholding tax, provided that
(i) such gain is not effectively connected with the conduct of a trade or business in the United States by the Non-U.S. Person and (ii) in the case of an individual, the individual is not present in the United States for 183 days or more in the taxable year.

         For purposes of the foregoing discussion, the term "Non-U.S. Person" means any person other than (i) a citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

Prohibited Transactions Tax and Other Taxes

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property (the "Contributions Tax"). The Trust Fund will not accept contributions that would subject it to such tax.

         In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the Trust Fund will recognize net income from foreclosure property subject to federal income tax.

Backup Withholding

         Certain Certificate Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Offered Certificates if the Certificate Owners, upon issuance, fail to supply the Trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

         The Trustee will be required to report annually to the Internal Revenue Service (the "IRS"), and to each Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Offered Certificates (and the amount of interest withheld for federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only holder of record of a Class of Offered Certificates is Cede, as nominee of DTC, the IRS and Certificate Owners of such Class will receive tax and other information, including the amount of interest paid on such Certificates owned, from Participants and Financial Intermediaries rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Financial Intermediaries and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt Certificate Owner fail to provide the required certification, the Participants or Financial Intermediaries (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         Such amounts will be deemed distributed to the affected Certificate Owner for all purposes of the related Certificates and the Pooling and Servicing Agreement.

                                  STATE TAXES

         The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

         All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                             ERISA CONSIDERATIONS

         Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and/or a plan or other arrangement subject to the excise tax provisions set forth under section 4975 of the Code (each of the foregoing, a "Plan") from engaging in certain transactions involving such Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under section 4975 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Offered Certificates should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.

         Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Offered Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in section 503 of the Code.

         Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Offered Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

         The U.S. Department of Labor (the "DOL") has granted to Greenwich Capital Markets, Inc. an administrative exemption (Prohibited Transaction Exemption 90-59; Exemption Application No. D-8374) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Trust Fund.

         Among the conditions that must be satisfied for the Exemption to apply are the following:

         (1) the acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

         (2) the rights and interest evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

         (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR") or Fitch IBCA, Inc. ("Fitch" and, together with S&P, Moody's and DCR, the "Exemption Rating Agencies");

         (4) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

         (5) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans; the sum of all payments made to and retained by the servicer and any other servicer represents not more than reasonable compensation for such person's services under the agreement pursuant to which the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

         (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The trust fund must also meet the following requirements:

         (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

         (ii) certificates in such other investment pools must have been rated in one of the three highest generic rating categories by an Exception Rating Agency for at least one year prior to the Plan's acquisition of certificates; and

         (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.

         Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire certificates in a trust as to which the fiduciary (or its affiliate) is an obligor on the receivables held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent (50%) of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to five percent (5%) or less of the fair market value of the obligations contained in the trust;
(iii) the Plan's investment in certificates of any class does not exceed twenty-five percent (25%) of all of the certificates of that class outstanding at the time of the acquisition; and (iv) immediately after the acquisition, no more than twenty-five percent (25%) of the assets of any Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by the Underwriter, the Trustee, the Master Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group").

         It is expected that the Exemption will apply to the acquisition and holding by Plans of the Senior Certificates and that all conditions of the Exemption other than those within the control of the investors will be met.

         Because the characteristics of the Class M and the Class B Certificates may not meet the requirements of PTCE 83-1, the Exemption or any other issued exemption under ERISA, the purchase and holding of Class M and Class B Certificates by a Plan or by individual retirement accounts or other plans subject to section 4975 of the Code may result in prohibited transactions or the imposition of excise taxes or civil penalties. Consequently, initial acquisitions and transfers of the Class M and Class B Certificates will not be registered by the Trustee unless the Trustee receives: (i) a representation from the acquiror or transferee of such Certificate, to the effect that such transferee is not an employee benefit plan subject to section 406 of ERISA or a plan or arrangement subject to section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60. Such representation as described above shall be deemed to have been made to the Trustee by the acquiror or transferee's acceptance of a Class M or Class B Certificate. In the event that such representation is violated, such attempted transfer or acquisition shall be void and of no effect.

         Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                        LEGAL INVESTMENT CONSIDERATIONS

         The Class A Certificates and the Class M Certificates will constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided for in SMMEA. The Class B Certificates will not constitute "mortgage related securities" under SMMEA. Accordingly, many institutions with legal authority to invest in "mortgage related securities" may not be legally authorized to invest in the Class B Certificates.

         There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                            METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement, between the Depositor and the Underwriter (an affiliate of the Depositor), the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Offered Certificates.

         Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The Underwriter may effect such transactions by selling Offered Certificates to or through dealers and such dealers may receive from the Underwriter, for which they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of such Offered Certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profits on resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended (the "Act").

         The Depositor has been advised by the Underwriter that it intends to make a market in the Offered Certificates but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

         The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Act.

                                 LEGAL MATTERS

         Certain legal matters in connection with the issuance of the Offered Certificates will be passed upon for the Depositor and for the Underwriter by Brown & Wood LLP, New York, New York.

                                    RATINGS

         It is a condition to the issuance of the Offered Certificates that
(i) the Class A Certificates be rated "___" by __________ and ______ (each, a "Rating Agency"" and, together, the "Rating Agencies"), (ii) the M Certificates be rated "__" by ___ and "___" by _______, and the Class B Certificates be rated "___" by ___ .

         The ratings assigned by the Rating Agencies to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. The Rating Agencies' ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by such certificates. The Rating Agencies' ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments of the mortgage loans.

         The ratings on the Offered Certificates address the likelihood of the receipt by the holders of the Offered Certificates of all distributions on the Mortgage Loans to which they are entitled. The ratings on the Offered Certificates also address the structural, legal and issuer-related aspects of the Offered Certificates, including the nature of the Mortgage Loans. In general, the ratings on the Offered Certificates address credit risk and not prepayment risk. The ratings on the Offered Certificates do not represent any assessment of the likelihood that principal prepayments of the Mortgage Loans will be made by borrowers or the degree to which the rate of such prepayments might differ from that originally anticipated. [The ratings on the Offered Certificates do not address the likelihood of the payment of any Basis Risk Shortfall Amount.] As a result, the initial ratings assigned to the Offered Certificates do not address the possibility that holders of the Offered Certificates might suffer a lower than anticipated yield in the event of principal payments on the Offered Certificates resulting from rapid prepayments of the Mortgage Loans or the application of the General Excess Available Amount as described herein, or in the event that the Trust Fund is terminated prior to the Assumed Final Maturity Date of the Classes of Offered Certificates.

         The Depositor has not engaged any rating agency other than the Rating Agencies to provide ratings on the Offered Certificates. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. Any rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by the Rating Agencies.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Offered Certificates by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.



                            INDEX OF DEFINED TERMS



Accrual Period...........................................................49
Act......................................................................70
Adjustable Rate Mortgage Loans...........................................16
Adjustment Date..........................................................24
Advance..................................................................36
Allocable Loss Amount....................................................49
Assumed Final Maturity Date..............................................61
Available Funds..........................................................47
Available Funds Cap......................................................54
Balloon Loan.............................................................17
Balloon Payment..........................................................17
Basic Principal Distribution Amount......................................49
Basis Risk Shortfall Amount..............................................54
Beneficial Owner.........................................................42
Book-Entry Certificates..................................................41
Call Option Date.........................................................49
Cede.....................................................................41
Cedel....................................................................41
Cedel Participants.......................................................44
Certificate Owners.......................................................41
Certificate Principal Balance............................................49
Certificateholder........................................................42
Certificates.............................................................41
Class A Principal Distribution Amount....................................49
Class B Principal Distribution Amount....................................50
Class M Principal Distribution Amount....................................50
Closing Date.............................................................61
Code.....................................................................63
Collection Account.......................................................35
Compensating Interest....................................................38
Contributions Tax........................................................65
Cooperative..............................................................44
Cumulative Loss Trigger..................................................53
Cut-off Date.............................................................16
Cut-off Date Principal Balance...........................................16
DCR......................................................................67
Defective Mortgage Loans.................................................35
Definitive Certificate...................................................42
Delayed First Adjustment Mortgage Loan...................................17
Delinquency Percentage...................................................50
Delinquent...............................................................51
Depositor................................................................16
Determination Date.......................................................38
Distribution Account.....................................................35
Distribution Date........................................................41
DOL......................................................................67
DTC...................................................................41, 1
Due Date.................................................................17
Due Period...............................................................51
Eligible Account.........................................................36
Eligible Substitute Mortgage Loan........................................34
ERISA....................................................................66
Euroclear Operator.......................................................44
Euroclear Participants...................................................44
European Depositaries....................................................42
Excess Reserve Fund Account..............................................56
Excess Servicing Fee.....................................................38
Exemption................................................................67
Exemption Rating Agencies................................................67
Extra Principal Distribution Amount......................................51
FICO.....................................................................30
Financial Intermediary...................................................42
Fitch....................................................................67
Fixed Rate Mortgage Loans................................................16
Foreclosure Ratio........................................................32
General Excess Available Amount..........................................51
Global Securities.........................................................1
Gross Margin.............................................................24
Index....................................................................16
Interest Distributable Amount............................................51
IRS......................................................................65
LIBOR Business Day.......................................................55
LIBOR Determination Date.................................................55
Liquidated Mortgage Loan.................................................53
Loss Reimbursement Entitlement...........................................51
Maximum Cap..............................................................55
Maximum Loan Rate........................................................24
Mezzanine Certificates...................................................41
Minimum Loan Rate........................................................24
Monthly Interest Distributable Amount....................................51
Moody's..................................................................67
Mortgage.................................................................17
Mortgage Loan Schedule...................................................33
Mortgage Loans...........................................................16
Mortgage Pool............................................................16
Mortgage Rates...........................................................16
Mortgaged Property.......................................................16
Net Gains/(Losses).......................................................32
Net income from foreclosure property.....................................65
Net Liquidation Proceeds.................................................53
Non-U.S. Person..........................................................64
Offered Certificates.....................................................41
OID......................................................................63
One-Month LIBOR..........................................................55
Original Certificate Principal Balance...................................49
Overcollateralization Deficiency Amount..................................51
Overcollateralization Release Amount.....................................52
Overcollateralization Stepdown Trigger Event.............................53
Overcollateralization Target Amount......................................52
Overcollateralized Amount................................................52
Pass-Through Margin......................................................54
Pass-Through Rate........................................................54
Periodic Rate Cap........................................................24
Plan.....................................................................66
Pooling and Servicing Agreement..........................................33
Prepayment Assumption....................................................61
Prepayment Interest Shortfall............................................38
Prepayment Period........................................................47
Principal Distribution Amount............................................52
Principal Prepayment.....................................................52
Principal Remittance Amount..............................................52
Prohibited Transactions Tax..............................................65
PTCE 95-60...............................................................69
Purchase Price...........................................................34
Rating Agencies..........................................................70
Rating Agency............................................................70
Realized Loss............................................................53
Record Date..............................................................41
Reference Banks..........................................................55
Related Documents........................................................33
Relevant Depositary......................................................42
Relief Act...............................................................37
REMIC....................................................................62
Required Reserve Amount..................................................56
Reserve Interest Rate....................................................55
Residual Certificates....................................................41
Restricted Group.........................................................68
Rolling Delinquency Percentage...........................................53
Rules....................................................................42
S&P......................................................................67
Seller...................................................................30
Senior Certificates......................................................41
Senior Credit Enhancement Percentage.....................................53
Senior Specified Enhancement Percentage..................................53
Servicing Advance........................................................37
Servicing Fee............................................................38
Servicing Fee Rate.......................................................38
SMMEA....................................................................69
Stepdown Date............................................................53
Structuring Assumptions..................................................62
Subordinate Certificates.................................................41
Substitution Adjustment..................................................34
Tax Counsel..............................................................63
Telerate Page 3750.......................................................55
Terms and Conditions.....................................................45
the......................................................................16
Total Portfolio..........................................................32
Trigger Event............................................................53
Trust Fund...............................................................16
Trustee..................................................................37
Trustee Fee..............................................................37
U.S. Person...............................................................5
Unpaid Interest Shortfall Amount.........................................54
Voting Rights............................................................38





                                    ANNEX I

GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered [____________________] Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through [any] of The Depository Trust Company ("DTC"), [Cedel or Euroclear]. The Global Securities will be tradable as home market instruments in [both] the [European and] U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         [Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).]

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         [Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.]

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. [As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.]

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         [Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no `lock-up' or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.]

Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

         [Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Cedel or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

         Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

                  (a)  borrowing through Cedel or Euroclear for one day
         (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

                  (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

                  (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.]

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities [through Cedel or Euroclear] (or through DTC if the holder has an address outside the U.S.[)] will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         Exemption for non-U.S. Persons with effectively connected income (Form 4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or his agent.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.



================================================================================ ===================================================
You should rely only on the information  contained or incorporated
by reference in this  prospectus  supplement and the  accompanying                    $[                    ]
prospectus.  We have not authorized anyone to provide you with                          --------------------
different  information.  We are not offering the  certificates  in                         (Approximate)
any state where the offer is not permitted.

Dealers will deliver a prospectus  supplement and prospectus  when                    Mortgage Backed Certificates
acting as  underwriters  of the  certificates  and with respect to                           Series 199   -
their  unsold  allotments  or  subscriptions.   In  addition,  all                                       - -
dealers  selling  the  certificates  will be required to deliver a prospectus supplement and prospectus until [________ __, 199__.

                    -------------------------                                                  $____ Class A
                                                                                    [Variable Pass-Through Rate]

                                                                                              [$____ Class M
                        TABLE OF CONTENTS                                           [Variable Pass-Through Rate]

                                                              PAGE

                      PROSPECTUS SUPPLEMENT                                                   [$_____Class B
                                                                                    [Variable Pass-Through Rate]

Table of Contents...........................................S-2
Summary of Terms............................................S-3
Risk Factors................................................S-8
The Mortgage Pool...........................................S-15                 GREENWICH CAPITAL ACCEPTANCE, INC.
Underwriting Standards......................................S-28                            (Depositor)
The Master Servicer.........................................S-29
The Pooling and Servicing Agreement.........................S-31                    [                          ]
Description of the Certificates.............................S-38                     --------------------------
Yield, Prepayment and Maturity Considerations...............S-55                     Seller and Master Servicer
Use of Proceeds.............................................S-68
Certain Material Federal Income Tax Consequences............S-59
State Taxes.................................................S-62
ERISA Considerations........................................S-62                         GREENWICH CAPITAL
Legal Investment Considerations.............................S-65                           MARKETS, INC.
Method of Distribution......................................S-65
Legal Matters...............................................S-66
Ratings.....................................................S-66
Index of Defined Terms......................................S-68
Annex I.....................................................A-1

                                                                                       PROSPECTUS SUPPLEMENT

                            PROSPECTUS                                                [               , 199_]

Table of Contents............................................2
Important Notice about Information in this Prospectus
  and Each Accompanying Prospectus Supplement................4
Risk Factors.................................................5
The Trust Fund..............................................12
Use of Proceeds.............................................22
The Depositor...............................................22
Mortgage Loan Program.......................................23
Description of the Certificates.............................25
Credit Enhancement..........................................31
Yield and Prepayment Considerations.........................38
Pooling and Servicing Agreement.............................39
Certain Legal Aspects of the Loans..........................50
Certain Federal Income Tax Consequences.....................86
State Tax Considerations....................................84
ERISA Considerations........................................84
Legal Investment............................................87
Method of Distribution......................................88
Legal Matters...............................................88
Financial Information.......................................89
Available Information.......................................89
Rating......................................................89
Index of Defined Terms......................................90

================================================================================ ===================================================
